‘33 Act File No. 2-73024
‘40 Act File No. 811-3213

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 18, 2008
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Post-Effective Amendment No. 105	☑
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 106	☑
(Check appropriate box or boxes)
NATIONWIDE VARIABLE INSURANCE TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
1200 RIVER ROAD
CONSHOHOCKEN, PENNSYLVANIA 19428
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)
Registrant’s Telephone Number, including Area Code: (484) 530-1300
Send Copies of Communications to:

ALLAN J. OSTER, ESQ.	MS. BARBARA A. NUGENT, ESQ.
1200 RIVER ROAD, SUITE 1000	STRADLEY, RONON, STEVENS, &YOUNG LLP
CONSHOHOCKEN, PENNSYLVANIA 19428	2600 ONE COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)	PHILADELPHIA, PENNSYLVANIA 19103
It is proposed that this filing will become effective: (check appropriate box)
     ☐     immediately upon filing pursuant to paragraph (b)
     ☐     on [date] pursuant to paragraph (b)
     ☑     60 days after filing pursuant to paragraph (a)(1)
     ☐     on [date] pursuant to paragraph (a)(1)
     ☐     75 days after filing pursuant to paragraph (a)(2)
     ☐     on [date] pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Nationwide Variable Insurance Trust
Gartmore NVIT International Growth Fund
Nationwide Multi-Manager NVIT Small Cap Growth Fund
Nationwide Multi-Manager NVIT Small Cap Value Fund
Nationwide Multi-Manager NVIT Small Company Fund
NVIT International Value Fund
NVIT Nationwide Fund
Van Kampen NVIT Comstock Value Fund
FundProspectus
                    , 2008
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.
www.nationwidefunds.com

Section 1: Fund Summaries, Performance and Management
Gartmore NVIT International Growth Fund
Nationwide Multi-Manager NVIT Small Cap Growth Fund
Nationwide Multi-Manager NVIT Small Cap Value Fund
Nationwide Multi-Manager NVIT Small Company Fund
NVIT International Value Fund
NVIT Nationwide Fund
Van Kampen NVIT Comstock Value Fund

X Section 2: Investing with Nationwide Funds
Choosing a Share Class
Purchase Price
Fair Valuation
In-Kind Purchases
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Distribution and Services Plans
Revenue Sharing

X Section 3: Distributions and Taxes
Dividends and Distributions
Tax Status

X Section 4: Multi-Manager Structure

X Section 5: Financial Highlights

X Appendix

Key Terms
Additional Information About Investments, Investment Techniques and Risks
Selective Disclosure of Portfolio Holdings
Subadvisory Agreement
Form of Expense Limitation Agreement
Form of Rule 18f-3 Plan
Powers of Attorney with respect to the Trust

This prospectus provides information about seven funds (the “Funds”) offered by Nationwide Variable Insurance Trust (the “Trust”):
Gartmore NVIT International Growth Fund
Nationwide Multi-Manager NVIT Small Cap Growth Fund
Nationwide Multi-Manager NVIT Small Cap Value Fund
Nationwide Multi-Manager NVIT Small Company Fund
NVIT International Value Fund
NVIT Nationwide Fund
Van Kampen NVIT Comstock Value Fund
The following sections summarize key information about the Funds, including information regarding their investment objectives, principal strategies, principal risks, performance and fees. As with any mutual fund, there can be no guarantee that any of the Funds will meet its respective investment objective or that a Fund’s performance will be positive for any period of time.
Each Fund’s investment objective can be changed without shareholder approval.
Each Fund issues several different share classes. This prospectus provides information only with respect to Class Y shares issued by the Funds, which are offered to a limited group of investors. Different share classes have different expenses and are available through different variable insurance contracts. For more information about who may purchase the different share classes, see Section 2, Investing with Nationwide Funds: Choosing a Share Class. Information about the other share classes offered by the Funds is available in a separate prospectus.
Further information about the Funds, including their investment strategies and risks, is available in the Statement of Additional Information (“SAI”) which you may obtain as directed on the back page of this Prospectus.
Each Fund employs a “multi-manager” structure, which means that Nationwide Fund Advisors (“NFA” or the “Adviser”), as each Fund’s investment adviser, may hire, replace or terminate one or more unaffiliated subadvisers for a Fund without shareholder approval. NFA believes that this structure gives it increased flexibility to manage the Funds in your best interests and to operate the Funds more efficiently. See Section 4, Multi-Manager Structure for more information.

SECTION 1 GARTMORE NVIT INTERNATIONAL GROWTH FUND
SUMMARY AND PERFORMANCE
OBJECTIVE
The Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including developing countries.
PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities issued by companies that are located in, or that derive a significant portion of their earnings or revenues from, a number of countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. The Fund employs a growth style of investing, which emphasizes companies that the subadviser believes have the potential to deliver unexpected earnings.
The subadviser looks for foreign markets that it believes offer the potential for strong economic growth, and assesses the valuation and growth rates both of a particular company and of the market where the company is located. It conducts proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing its own valuations of individual companies to those of the market, the subadviser pinpoints companies whose prospects appear different from the market’s consensus. The subadviser selects securities of companies it believes have the potential to deliver unexpected earnings and have prospects for earnings growth that the market has underestimated.
The Fund also may use derivatives, such as futures and options, for efficient portfolio management.
Nationwide Fund Advisors, the Fund’s investment adviser, has selected Gartmore Global Partners as subadviser to manage the Fund’s portfolio on a day-to-day basis.
Terms highlighted above are defined in the Appendix.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:
Stock market risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.
Emerging markets risk — a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
Small- and mid-cap securities risk — in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.
Derivatives risk — derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.
Growth style risk — over time a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.
Portfolio turnover — the portfolio managers may engage in active and frequent trading of all or part of the securities held by the Fund. A higher portfolio turnover rate results in higher transaction costs for the Fund, and may increase the volatility of the Fund.
If the value of the Fund’s investments goes down, you may lose money.

Performance
The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns — Class I Shares
(Years Ended December 31)
[insert bar chart]
Best Quarter:                     % —                      qtr. of
Worst Quarter:                     % —                      qtr. of
Average Annual Total Returns as of December 31, 2007:

Since
	1 YR		5 YRS		Inception[1]

Class I shares[2]	______	%	______	%	______	%

Class Y shares[3]	______	%	______	%	______	%

MSCI All Country World ex U.S. Index[4]	______	%	______	%	______	%

1	The Fund commenced operations on August 30, 2000.

2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

3	Returns until the creation of Class Y shares (March ___, 2008) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class Y shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than apply to Class I shares.

4	The Morgan Stanley Capital International (MSCI) All Country World ex U.S. Index is an unmanaged free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay when buying and holding Class Y shares of the Fund.

Class Y

Shareholder Fees (paid directly from your investment)[1]	None

Short-Term Trading Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees[2]	______	%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	______	%

TOTAL ANNUAL FUND OPERATING EXPENSES [3]	______	%

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.

2	The management fee may be adjusted (1) by breakpoints to the base management fee depending on the assets in the Fund, and (2) upward or downward by up to 0.10% depending on the Fund’s performance relative to its benchmark, the MSCI All Country World ex U.S. Index. Depending on the performance of the Fund, the management fee at the Fund’s current asset level (as of December 31, 2007) could range from [ %] at its lowest to [ %] at its highest.

3	The Trust and the Adviser have entered into a written contract limiting operating expenses to % for all share classes until at least May 1, 2009. This limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement. Currently, all share classes are operating below the expense limit.

Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year, no change in expenses, and the expense limitations for one year only (if applicable). Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR		3 YRS		5 YRS		10 YRS

Class Y shares	$	______	$	______	$	______	$	______

INVESTMENT ADVISER
Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. The Adviser was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.
SUBADVISER
Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.
GARTMORE GLOBAL PARTNERS (“GGP”): is the subadviser for the Fund. GGP is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP’s management and executive teams and a number of employees.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2008 to June 30, 2008.

MANAGEMENT FEES
The Fund pays NFA a management fee based on the Fund’s average daily net assets and the performance of the Fund. The actual management fee paid by the Fund for the fiscal year ended December 31, 2007, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable fee waivers, was                     %. NFA pays the subadviser from the management fee it receives.
PERFORMANCE-BASED FEES
The Fund pays a performance-based fee to NFA. This performance-based fee can vary depending on the Fund’s performance relative to its benchmark. This fee is intended to reward or penalize NFA (and the subadviser) for outperforming or underperforming, respectively, the Fund’s benchmark. The Fund’s benchmark for determining these performance-based fees is:

Fund	Benchmark

Gartmore NVIT International Growth Fund	MSCI All Country World ex U.S. Index

The calculation of the total management fee is done in two separate steps. First, the Fund pays a base fee (to be paid at the end of each quarter), as adjusted for any applicable breakpoints (the ''Base Fee Breakpoints’’) as described in the chart shown below under the heading “Base Fee Breakpoints and Performance Adjustments”. The base fee rate results in an annual fee, calculated and accrued daily. The fee rate is applied to the Fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to the Fund’s average net assets over the 12-month rolling performance period. The performance adjustment amount is then added to (or subtracted from, as applicable) the base fee to arrive at the Fund’s total advisory fee for the most recently completed quarterly subperiod and that total fee is paid at the end of that most recently completed quarter.
The performance fee calculation applies to all of the Fund’s share classes equally, based on the performance of the Class III shares (offered in a separate prospectus) during the performance period. The table below shows the performance adjustment rate applicable to the Fund’s base fee (as such base fee may be adjusted by Base Fee Breakpoints.) NFA pays / (charges) the entire performance component of the fee to the Fund’s subadviser, GGP.

OUT OR
UNDERPERFORMANCE	CHANGE IN FEES
+/- 1 percentage point	+/- 0.02%

+/- 2 percentage points	+/- 0.04%

+/- 3 percentage points	+/- 0.06%

+/- 4 percentage points	+/- 0.08%

+/- 5 percentage points	+/- 0.10%

These performance adjusted advisory fees are paid quarterly. The SAI contains more detailed information about any possible performance adjustments.
Under these performance fee arrangements, NFA (and the subadviser) can receive a performance fee increase even if the Fund experiences negative performance that still exceeds its benchmark by more than the relevant percentage amount shown above.

Base Fee Breakpoints and Performance Adjustments
(base management fees, as well as the maximum and minimum performance-adjusted fees, not including any applicable waivers)

Net Assets	Minimum Fee	Base Fee	Maximum Fee
On assets up to $500 million	0.80%	0.90%	1.00%
On assets of $500 million or more but less than $2 billion	0.75%	0.85%	0.95%
On assets of $2 billion and more	0.70%	0.80%	0.90%
PORTFOLIO MANAGEMENT
Brian O’Neill and Ben Walker are responsible for the day-to-day management of the Fund, including the selection of the Fund’s investments. They have managed the Fund since July 1, 2004.
Mr. O’Neill joined GGP as a Senior Investment Manager on the Global Portfolio team in 1981 with responsibility for a variety of global funds.
Mr. Walker, CFA, Senior Investment Manager, Global Equities, joined GGP in 1997. Mr. Walker graduated from St. Edmund Hall, Oxford University, with an Honours degree in Politics, Philosophy and Economics in 1993.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

SECTION 1 NATIONWIDE MULTI-MANAGER NVIT SMALL CAP GROWTH FUND
SUMMARY AND PERFORMANCE
OBJECTIVE
The Fund seeks capital growth.
PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of small-cap companies, utilizing a growth style of investing. In other words, the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. Equity securities in which the Fund invests are primarily common stock, although they may include other equity securities, such as preferred stock or convertible securities. The Fund may also invest in equity securities of small-cap companies that are located outside the United States. The Fund may invest without limit in initial public offerings (“IPOs’’) of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.
The Fund consists of two sleeves, or portions, managed by different subadvisers. NFA is the Fund’s investment adviser and selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has selected Oberweis Asset Management, Inc. and Waddell & Reed Investment Management Company as subadvisers to each manage the assets of a sleeve in the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other, and NFA believes that diversification among securities and investment styles could increase the potential for investment return and potentially reduce risk and volatility.
Pursuant to the Manager-of-Managers’ Exemptive Order that the Trust received from the Securities and Exchange Commission, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. NFA evaluates the percentage of allocation of a sleeve based upon the risks and performance of a sleeve in relation to the overall risks and performance of the Fund and the other sleeves within the Fund. Certain subadvisers have limits as to the amount of assets that the subadviser will manage.
The two sleeves are each managed as follows:
OBERWEIS ASSET MANAGEMENT, INC. (“OBERWEIS”) — generally seeks to invest in those companies which it considers to have above-average, long-term growth potential based on its analysis of eight factors that comprise the “Oberweis Octagon”:
•	extraordinarily rapid growth in revenue, particularly from internal growth instead of acquisitions;

•	extraordinarily rapid growth in pre-tax income and earnings per share;

•	reasonable price-to-earnings ratio (generally not more than one-half of the company’s growth rate);

•	products or services that offer the opportunity for substantial future growth;

•	favorable recent revenue and earnings growth trends, ideally showing acceleration;

•	reasonable stock price/level of sales ratio, based on underlying growth prospects and profit margins;

•	review of a company’s financial statements, with particular attention to footnotes, in order to identify unusual items which may indicate future issues and

•	high stock market performance relative to stocks of other companies.
These eight factors and the relative weight given to each of them will vary with economic and market conditions and the type of company being evaluated. No one factor will justify, although any one factor could rule out, an investment in a particular company.
WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”) — seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, including:
•	aggressive or creative management;

•	technological or specialized expertise;

•	new or unique products or services and

•	entry into new or emerging industries.
WRIMCO generally may sell a security if it determines that it no longer offers significant growth potential due to a variety of factors. WRIMCO also may sell a security to take advantage of more attractive investment opportunities or to raise cash.
Terms highlighted above are defined in the Appendix.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:
Stock market risk — the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.
Small-cap risk — in general, stocks of smaller companies may be more volatile and less liquid than larger company stocks.

Growth style risk — over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.
Foreign risk — foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.
Initial public offering risk — availability of initial public offerings (“IPOs”) may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.
Portfolio turnover — the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.
If the value of the Fund’s investments goes down, you may lose money.
Performance
The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns — Class I Shares (Years Ended December 31)
[insert bar chart]
Best Quarter:                     % —                      qtr. of
Worst Quarter:                     % —                      qtr. of

Average Annual Total Returns as of December 31, 2007:

Since
	1 YR		5 YRS		Inception[1]

Class I shares[2]	______	%	______	%	______	%

Class Y shares[3]	______	%	______	%	______	%

Russell 2000® Growth Index[4]	______	%	______	%	______	%

1	The Fund commenced operations on May 1, 1999.

2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

3	Returns until the creation of Class Y shares (March , 2008) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class Y shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than apply to Class I shares.

4	The Russell 2000® Growth Index is an unmanaged index that measures the performance of stocks of U.S. companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay when buying and holding Class Y shares of the Fund.

Class Y
Shareholder Fees (paid directly from your investment)[1]	None

Short-Term Trading Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	______ %

Distribution and/or Service (12b-1) Fees	None

Other Expenses	______ %

TOTAL ANNUAL FUND OPERATING EXPENSES	______ %

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR		3 YRS		5 YRS		10 YRS

Class Y shares	$	______	$	______	$	______	$	______

INVESTMENT ADVISER
Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. The Adviser was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.
SUBADVISERS
Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.
WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”): is subadviser for a portion of the Fund. WRIMCO is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts.
OBERWEIS ASSET MANAGEMENT, INC. (“OBERWEIS”): is subadviser for a portion of the Fund. Oberweis is located at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, and offers investment advice to institutions and individual investors regarding a broad range of investment products. Oberweis was formed in 1989.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2008 to June 30, 2008.
MANAGEMENT FEES
The Fund pays NFA a management fee based on the Fund’s average daily net assets. The actual management fee paid by the Fund for the fiscal year ended December 31, 2007, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was                     %. NFA pays each subadviser from the management fee it receives.
PORTFOLIO MANAGEMENT
WRIMCO
Mark G. Seferovich and Kenneth McQuade are responsible for the day-to-day management of the portion of the Fund managed by WRIMCO. Mr. Seferovich is Senior Vice President of WRIMCO and has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. Mr.

McQuade is a Vice President of WRIMCO and has served as assistant portfolio manger and/or analyst of investment companies managed by WRIMCO since 1997.

OBERWEIS
James W. Oberweis, CFA, is responsible for the day-to-day management of Oberweis’ portion of the Fund. Mr. Oberweis has served as portfolio manager of investment companies managed by Oberweis since 1996. In addition, Mr. Oberweis is President, director and controlling shareholder of Oberweis.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

SECTION 1 NATIONWIDE MULTI-MANAGER NVIT SMALL CAP VALUE FUND
SUMMARY AND PERFORMANCE
OBJECTIVE
The Fund seeks capital appreciation.
PRINCIPAL STRATEGIES
Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities (including common stocks, preferred stocks and other convertible securities) issued by small-cap companies, utilizing a value style of investing. This means that the Fund invests in smaller companies that the portfolio managers believe have good earnings growth potential, but which the market has undervalued. The Fund will also invest in stocks that are not well recognized and stocks of special situation companies and turnarounds (companies that have experienced significant business problems but which the portfolio managers believe have favorable prospects for recovery). The Fund may invest in real estate securities, including real estate investment trusts, and may invest up to 20% of the value of its total assets in equity securities of foreign companies. The Fund also may invest in initial public offerings (“IPOs”) of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.
The Fund consists of three sleeves, or portions, managed by different investment subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has selected Epoch Investment Partners, Inc., JPMorgan Investment Management Inc. and Aberdeen Asset Management Inc. as subadvisers to each manage the assets of a sleeve in the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other, and NFA believes that diversification among securities and investment styles could increase the potential for investment return and potentially reduce risk and volatility.
Pursuant to the Manager-of-Managers’ Exemptive Order that the Trust received from the Securities and Exchange Commission, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. NFA evaluates the percentage of allocation of a sleeve based upon the risks and performance of a sleeve in relation to the overall risks and performance of the Fund and the other sleeves within the Fund. Certain subadvisers have limits as to the amount of assets that the subadviser will manage.
The three sleeves are each managed as follows:
EPOCH INVESTMENT PARTNERS, INC. (“EPOCH”) — seeks to produce superior risk adjusted returns by building portfolios of “businesses” with outstanding risk/reward profiles without running a high degree of capital risk. In evaluating potential portfolio investments, Epoch focuses less on selecting securities for short-term gain. Rather, Epoch identifies businesses that are worthy of long-term investment and purchases their respective equity securities as a means of investing in such businesses. Epoch constructs a diversified portfolio across attractive sectors, limits individual holding sizes, and has a strict sell discipline with low relative portfolio turnover. In selecting securities, Epoch begins with the universe of small-cap stocks. Within this universe, Epoch determines a business’s valuation and looks for companies selling at or below their determined valuation. In analyzing investments, Epoch considers the management quality, business evaluation, financial strength and other external factors.
JPMORGAN INVESTMENT MANAGEMENT INC. (“JPMORGAN”) – uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process in managing its sleeve. It seeks to enhance returns and reduce its sleeve’s volatility, as compared to U.S. small-cap companies represented in the Russell 2000® Value Index, by continuously screening the small company universe for those companies that exhibit favorable characteristics, such as:
•	attractive valuation relative to projected earnings and dividends;

•	strong price-to-cash flow ratio;

•	positive earnings revisions and

•	positive price momentum.
JPMorgan then ranks these companies within economic sectors and selects for purchase the companies it feels to be most attractive within each economic sector while monitoring the overall risk profile of its sleeve. Under normal market conditions, the JPMorgan sleeve will have industry sector weightings comparable to that of the Russell 2000® Value Index, although it may under- or over-weight selected sectors. The stock of a company that exceeds the small-cap capitalization range generally becomes a candidate for sale.
ABERDEEN ASSET MANAGEMENT INC. (“ABERDEEN”) – looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. This sleeve focuses on securities that exhibit some or all of the following characteristics:
•	attractive valuation and near-term strength of business (e.g., based on estimated revisions and earnings surprises);

•	long-term growth prospects of the company and its industry;

•	level of duress a company is experiencing;

•	price-to-earnings ratio and price-to-free cash flow ratio that, in Aberdeen’s opinion, reflect the best standards of value and

•	quality of earnings.
Aberdeen considers selling a security in its sleeve when:
•	a company’s market capitalization exceeds the benchmark capitalization range;

•	long-term growth prospects deteriorate;

•	more compelling investment values are identified;

•	near-term reported or pre-announced earnings are disappointing and recurring or

•	the stock attains full valuation relative to stocks of similar companies or reaches the team’s price target.
Terms highlighted above are defined in the Appendix.

Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:
Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.
Small-cap risk – in general, stocks of smaller companies may be more volatile and less liquid than larger company stocks.
Foreign risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.
Value style risk – over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Initial public offering risk – availability of initial public offerings (“IPOs”) may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.
Portfolio turnover – the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.
REIT and real estate risk -involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds, and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk.
If the value of the Fund’s investments goes down, you may lose money.

Performance
The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns – Class I Shares
(Years Ended December 31)
[insert bar chart]
Best Quarter: ___% – ___qtr. of ___
Worst Quarter: ___% – ___qtr. of ___
Average Annual Total Returns
as of December 31, 2007:

	1 YR		5 YRS		10 YRS

Class I shares[1]	______	%	______	%	______	%

Class Y shares[2]	______	%	______	%	______	%

Russell 2000® Value Index[3]	______	%	______	%	______	%

1	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2	Returns until the creation of Class Y shares (March ___, 2008) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class Y shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than apply to Class I shares.

3	The Russell 2000® Value Index measures the performance of stocks of U.S. companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay when buying and holding Class Y shares of the Fund.

Class Y
Shareholder Fees (paid directly from your investment)[1]	None

Short-Term Trading Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees	______ %

Distribution and/or Service (12b-1) Fees	None

Other Expenses	______ %

TOTAL ANNUAL FUND OPERATING EXPENSES	______ %

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR		3 YRS		5 YRS		10 YRS

Class Y shares	$	______	$	______	$	______	$	______

INVESTMENT ADVISER

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. The Adviser was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.
SUBADVISERS
Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.
EPOCH INVESTMENT PARTNERS, INC. (“EPOCH”): is the subadviser for a portion of the Fund. Epoch is wholly-owned by Epoch Holding Corporation, a Delaware corporation. Epoch and Epoch Holding Corporation are both located at 640 Fifth Avenue, 18th Floor, New York, NY 10019.
JPMORGAN INVESTMENT MANAGEMENT INC. (“JPMORGAN”): is the subadviser for a portion of the Fund. JPMorgan is located at 522 Fifth Avenue, New York, NY 10036. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.
ABERDEEN ASSET MANAGEMENT INC. (“ABERDEEN”): is the subadviser for a portion of the Fund. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2008 to June 30, 2008.
MANAGEMENT FEES
The Fund pays NFA a management fee based on the Fund’s average daily net assets. The actual management fee paid by the Fund for the fiscal year ended December 31, 2007, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was ___%. NFA pays each subadviser from the management fee it receives.
PORTFOLIO MANAGEMENT

EPOCH
The primary portfolio managers for the portion of the Fund managed by Epoch are William W. Priest, David N. Pearl, Joseph W. Donaldson and Michael A. Welhoelter, CFA. Mr. Priest is the Chief Executive Officer, Chief Investment Officer and the cofounder of Epoch. Prior to co-founding Epoch in 2004, Mr. Priest was a Co-Managing Partner and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC (“Steinberg Priest”) from March 2001 to April 2004. Mr. Priest’s role with respect to managing the Fund is that of Epoch’s Chief Investment Officer overseeing strategy and risk management.
Mr. Pearl joined Epoch in April 2004 and is a Managing Director and Portfolio Manager. From June 2001 to April 2004, Mr. Pearl was a Managing Director and Portfolio Manager at Steinberg Priest where he was responsible for both institutional and private client assets. Mr. Pearl’s role with respect to managing the Fund is as lead portfolio manager.
Mr. Donaldson joined Epoch in September 2004 and is a Managing Director, Portfolio Manager and Analyst. From October 2001 to September 2004, Mr. Donaldson was a Managing Director, U.S. Equities, at Steinberg Priest where he functioned as a senior analyst with broad responsibility including expertise in both Business and Healthcare Services. Mr. Donaldson’s role with respect to managing the Fund is as associate portfolio manager and senior analyst.
Mr. Welhoelter joined Epoch in June 2005 and is a Managing Director and Portfolio Manager. From October 2001 to June 2005, he was a Director and Portfolio Manager at Columbia Management Group, Inc. Mr. Welhoelter’s role with respect to managing the Fund is quantitative research and risk management.
JPMORGAN
Christopher T. Blum, CFA, and Dennis S. Ruhl, CFA, are the primary portfolio managers for the portion of the Fund managed by JPMorgan. Mr. Blum is a Managing Director at JPMorgan, having rejoined the firm in 2001. Mr. Ruhl is also a Vice President at JPMorgan, where he has worked since 1999.
ABERDEEN
Gary D. Haubold, CFA, senior portfolio manager, is responsible for the day-to-day management of the portion of the Fund managed by Aberdeen. William Gerlach, CFA, and Charles Purcell, CFA, assist Mr. Haubold.
Mr. Haubold joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since December 2003. Before joining NFA, he was employed at Edge Capital Management, an equity hedge fund he founded in 2000. Mr. Haubold has over 20 years investment management experience.
Mr. Gerlach joined Aberdeen in October 2007. Prior to that he was a portfolio manager employed by NFA since December 2003. From 1991 until he joined NFA, he held numerous positions at Morgan Stanley Investment Management – Miller Anderson & Sherrard, LLP, including as team leader for Mid and Small Cap Equity, managing core and value investment styles.
Mr. Purcell joined Aberdeen in October 2007. Before joining Aberdeen, he was a portfolio manager employed by NFA since December 2003. From 1994 until 2003, he held numerous positions at Morgan Stanley Investment Management – Miller Anderson & Sherrard, LLP, including co-portfolio manager for both Mid Cap Core and Mid Cap Value portfolios.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

SECTION 1 NATIONWIDE MULTI-MANAGER NVIT SMALL COMPANY FUND
SUMMARY AND PERFORMANCE
Objective
The Fund seeks long-term growth of capital.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of small-cap companies. Equity securities in which the Fund invests are primarily common stock, although they may include other equity securities, such as preferred stock or convertible securities. The Fund may also invest in equity securities of small-cap companies that are located outside the United States. Small-cap companies located outside the United States are those whose market capitalizations are similar to those companies listed in the Morgan Stanley Capital International (“MSCI”) Developed Countries Europe, Australasia and Far East (“EAFE”) Small Cap Index. The Fund may invest up to 25% of its total assets in securities of foreign companies, including emerging market securities, primarily through ownership of depositary receipts.
The Fund may invest without limit in initial public offerings (''IPOs’’) of small-cap companies, although such IPOs may not be available for investment by the Fund or the impact of any such IPO would be uncertain.
The Fund consists of seven sleeves, or portions, managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA selected as subadvisers American Century Investment Management, Inc., Putnam Investment Management, LLC, Gartmore Global Partners, Morgan Stanley Investment Management, Inc., Neuberger Berman Management Inc., Waddell & Reed Investment Management Company and Aberdeen Asset Management Inc. to each manage the assets of a sleeve in the Fund. The subadvisers have been chosen because they approach investing in small-cap securities in a different manner from each other, and NFA believes that diversification among securities and investment styles could increase the potential for investment return and potentially reduce risk and volatility.
Pursuant to the Manager-of-Managers’ Exemptive Order that the Trust received from the Securities and Exchange Commission, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. NFA evaluates the percentage of allocation of a sleeve based upon the risks and performance of a sleeve in relation to the overall risks and performance of the Fund and the other sleeves within the Fund. Certain subadvisers have limits as to the amount of assets that the subadviser will manage.
The seven sleeves are each managed as follows:

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY”) – uses quantitative management techniques in two steps. First, using a computer model to measure stock value and growth potential, American Century ranks stocks of companies from most attractive to least attractive. In measuring value, the portfolio managers use, among others:
•	ratio of current market price to book value and

•	ratio of current market price to cash flow.
In measuring growth potential, the portfolio managers use, among others:
•	rate of earnings growth and

•	changes in earnings estimates.
In the second step, American Century engages in portfolio optimization, using a computer to build an overall portfolio of stocks that pass the first step and which American Century believes will provide the optimal balance between risk and expected return in seeking returns that exceed the Fund’s benchmark without assuming additional risk. The portfolio managers do not attempt to time the market, and remain fully invested despite short-term market movements.
American Century generally sells stocks from its portion of the Fund when it believes:
•	a stock becomes too expensive relative to other stock opportunities;

•	a stock’s risk parameters outweigh its return opportunity;

•	more attractive alternatives are identified or

•	specific events alter a stock’s prospects.
PUTNAM INVESTMENT MANAGEMENT, LLC (“PUTNAM”) – focuses on value stocks of small-cap companies. Value stocks are those that Putnam believes are currently undervalued by the market, but which it believes are undergoing positive change. If Putnam is correct and other investors recognize the value of such companies, the prices of their stocks may rise. The portfolio managers use an approach that combines use of proprietary quantitative tools to screen for potentially eligible stocks followed by “bottom-up” stock selection based on fundamental research to identify stocks they believe offer attractive investment opportunities. The portfolio managers consider, among other factors, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell stocks, and focus in particular on stocks that have experienced a past sharp price decline that may have been driven by investor overreaction in the market. For example, the value of a company’s stock may have fallen because of factors affecting other companies in the same industry, or because of changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest or currency exchange rates.
GARTMORE GLOBAL PARTNERS (“GGP”) – invests its sleeve in equity securities of small-cap companies headquartered or domiciled, or whose principal business functions are located, outside the United States. GGP selects regions, countries and companies it believes have the potential for unexpected growth.
GGP looks for foreign markets that it believes offer the potential for strong economic growth, and assesses the valuation and growth rates both of a particular company and of the market where the company is located. Its portfolio managers conduct proprietary research in order to form an independent perspective that provides a basis for valuing stocks. By comparing their own valuations of individual companies to those of the market, the portfolio managers pinpoint companies whose prospects appear different from the market’s consensus. The capitalization size of a stock may not be a criterion for selling.
MORGAN STANLEY INVESTMENT MANAGEMENT INC. (“MSIM”) – seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. MSIM studies a company’s business model, business visibility and the ability to generate free cash flow, a favorable return on invested capital trend and an attractive risk/reward. MSIM generally considers selling an investment when it determines the company no longer satisfies its investment criteria.
NEUBERGER BERMAN MANAGEMENT INC. (“NEUBERGER BERMAN”) – looks for undervalued small-cap companies whose current product lines and balance sheets are strong. Factors in identifying these companies may include:
•	above-average returns;

•	an established market niche;

•	circumstances that would make it difficult for new competitors to enter the market;

•	the ability of the companies to finance their own growth and

•	sound future business prospects.
This approach is designed to let the Fund benefit from potential increases in stock prices while limiting the risks typically associated with small-cap stocks. At times, Neuberger Berman may emphasize certain sectors that it believes will benefit from market or economic trends. Neuberger Berman follows a disciplined selling strategy and may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.
WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”) – seeks companies whose earnings it believes are likely to grow faster than the economy. WRIMCO emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth. WRIMCO may look at a number of factors relating to a company, such as:
•	aggressive or creative management;

•	technological or specialized expertise;

•	new or unique products or services and

•	entry into new or emerging industries.
In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO also may sell a security to take advantage of more attractive investment opportunities or to raise cash.
ABERDEEN ASSET MANAGEMENT INC. (“ABERDEEN”) – looks at factors such as earnings momentum and relative value, management action and price trends when selecting securities. This sleeve focuses on securities that exhibit some or all of the following characteristics:
•	attractive valuation and near-term strength of business (e.g., based on estimated revisions and earnings surprises);

•	long-term growth prospects of the company and its industry;

•	level of duress a company is experiencing;

•	price-to-earnings ratio and price-to-free cash flow ratio that, in Aberdeen’s opinion, reflect the best standards of value and

•	quality of earnings.
Aberdeen considers selling a security in its sleeve when:
•	a company’s market capitalization exceeds the benchmark capitalization range;

•	long-term growth prospects deteriorate;

•	more compelling investment values are identified;

•	near-term reported or pre-announced earnings are disappointing and recurring or

•	the stock attains full valuation relative to stocks of similar companies or reaches the portfolio management team’s price target.
Terms highlighted above are defined in the Appendix.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:
Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.
Small-cap risk – in general, stocks of smaller companies may be more volatile and less liquid than larger company stocks.
Foreign risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.
Initial public offering risk – availability of initial public offerings (“IPOs”) may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.
Convertible securities risk – results because a portion of a convertible security’s value is based on the value of the underlying common stock. Convertible securities are subject to some stock market risk.
Portfolio turnover – the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.
If the value of the Fund’s investments goes down, you may lose money.

Performance
The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns – Class I Shares
(Years Ended December 31)
[insert bar chart]
Best Quarter: ___% – ___qtr. of ___
Worst Quarter: ___% – ___qtr. of ___
Average Annual Total Returns
as of December 31, 2007:

	1 YR		5 YRS		10 YRS
Class I shares[1]	______	%	______	%	______	%
Class Y shares [2]	______	%	______	%	______	%
Russell 2000® Index[3]	______	%	______	%	______	%

1	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2	Returns until the creation of Class Y shares (March , 2008) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class Y shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than apply to Class I shares.

3	The Russell 2000® Index is an unmanaged index that measures the performance of stocks of small-capitalization U.S. companies. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay when buying and holding Class Y shares of the Fund.

Class Y
Shareholder Fees (paid directly from your investment)[1]	None
Short-Term Trading Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	_____ %
Distribution and/or Service (12b-1) Fees	None
Other Expenses	_____ %
TOTAL ANNUAL FUND OPERATING EXPENSES	_____ %

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR		3 YRS		5 YRS		10 YRS
Class Y shares	$	_____	$	_____	$	_____	$	_____
INVESTMENT ADVISER

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. The Adviser was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.
SUBADVISERS
Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. (“AMERICAN CENTURY”): is a subadviser for a portion of the Fund. American Century is located at 4500 Main Street, Kansas City, Missouri. American Century was formed in 1958.
PUTNAM INVESTMENT MANAGEMENT, LLC. (“PUTNAM”): is a subadviser for a portion of the Fund. Putnam is located at One Post Office Square, Boston, MA 02109. Putnam is a subsidiary of Putnam, LLC. Putnam, LLC, which generally conducts business under the name Putnam Investments, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.
GARTMORE GLOBAL PARTNERS (“GGP”): is a subadviser for a portion of the Fund. GGP is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP’s management and executive teams and a number of employees.
ABERDEEN ASSET MANAGEMENT INC. (“ABERDEEN”): is a subadviser for a portion of the Fund. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.
MORGAN STANLEY INVESTMENT MANAGEMENT INC. (“MSIM”): is a subadviser for a portion of the Fund, with principal offices at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.
NEUBERGER BERMAN MANAGEMENT INC. (“NEUBERGER BERMAN”): is the subadviser for a portion of the Fund. Neuberger Berman is located at 605 Third Avenue, New York, New York 10158. Neuberger Berman is an indirect wholly owned subsidiary of Lehman Brothers Holdings Inc.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”): is a subadviser for a portion of the Fund. WRIMCO is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2008 to June 30, 2008.
MANAGEMENT FEES
The Fund pays NFA a management fee based on the Fund’s average daily net assets. The actual management fee paid by the Fund for the fiscal year ended December 31, 2007, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was ___%. NFA pays each subadviser from the management fee it receives.
PORTFOLIO MANAGEMENT
AMERICAN CENTURY
American Century uses a team of portfolio managers, assistant portfolio managers and analysts to manage a portion of the Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Fund as they see fit, guided by the Fund’s investment objectives and strategy. The portfolio managers on the investment team for the Fund are: William Martin, Wilhelmine von Turk and Thomas P Vaiana. Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team since June 1997. He joined American Century in 1989 and he became a portfolio manager in April 1991. He is a CFA charterholder. Ms. von Turk, Vice President and Portfolio Manager, has been a member of the team since July 1998. She joined American Century in November 1995 and became a Portfolio Manager in February 2000. She is a CFA charterholder. Mr. Vaiana, Portfolio Manager, has been a member of the team since 2004. He joined American Century in February 1997, and became a portfolio manager in August 2000.
PUTNAM
The primary portfolio managers for the portion of the Fund managed by Putnam are Edward T. Shadek, Jr. and Michael C. Petro. Mr. Shadek is Managing Director, Deputy Head of Investments and Chief Investment Officer of the Small Cap Equities and Small and Mid Cap Value teams, and joined Putnam in 1997. Mr. Petro is a Portfolio Manager and Analyst, and joined Putnam in 2002. He is a CFA charterholder with nine years of investment experience.
GGP

The GGP portion of the Fund is managed by the Quantitative Strategies Team, with Michael J. Gleason responsible for day-to-day portfolio management. Mr. Gleason is Head of Quantitative Strategies and joined GGP in 2001 from Putnam Investments. Gerald Campbell, CFA, senior portfolio manager on the Quantitative Strategies Team, joined GGP in September 2005 from Numeric Investors. He has over 16 years of experience as an investment manager and analyst. Jeffrey Kerrigan, CFA, senior portfolio manager on the Quantitative Strategies Team, joined GGP in September 2005. From 1999-2005, he was employed by Fidelity Management and Research. He has over 12 years of experience as an investment manager and analyst. Alexandre Voitenok, portfolio manager on the Quantitative Strategies Team joined GGP in 2004. From 2001 until 2004, he was employed by Putnam Investments.

ABERDEEN
Gary D. Haubold, CFA, senior portfolio manager, is responsible for the day-to-day management of the portion of the Fund managed by Aberdeen. William Gerlach, CFA, and Charles Purcell, CFA, assist Mr. Haubold.
Mr. Haubold joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since December 2003. Before joining NFA, he was employed by Edge Capital Management, an equity hedge fund he founded in 2000. Mr. Haubold has over 20 years investment management experience.
Mr. Gerlach joined Aberdeen in October 2007. Prior to that he was a portfolio manager employed by NFA since December 2003. From 1991 until he joined NFA, he held numerous positions at Morgan Stanley Investment Management – Miller Anderson & Sherrard, LLP, including as team leader for Mid and Small Cap Equity, managing core and value investment styles.
Mr. Purcell joined Aberdeen in October 2007. Before joining Aberdeen, he was a portfolio manager employed by NFA since December 2003. From 1994 until 2003, he held numerous positions at Morgan Stanley Investment Management – Miller Anderson & Sherrard, LLP, including co-portfolio manager for both Mid Cap Core and Mid Cap Value portfolios.
MSIM
The Fund’s assets are managed within the U.S. Growth Team. Current members of the team include Dennis Lynch and David Cohen, Managing Directors, Sam Chainani, an Executive Director, and Alexander Norton, an Executive Director. Although the team works collaboratively, with each member being responsible for the day-to-day management of his particular portion of the sleeve managed by MSIM, to the extent there’s a lead portfolio manager, it is Dennis Lynch. Mr. Lynch has been associated with MSIM in an investment management capacity since May 1998 and began managing the Fund in June 2004. Mr. Cohen has been associated with MSIM in an investment management capacity since May 1993 and began managing the Fund in June 2004. Mr. Chainani has been associated with MSIM in an investment management capacity since July 1996 and began managing the Fund in June 2004. Mr. Norton has been associated with MSIM in an investment management capacity since July 2000 and began managing the Fund in July 2005.
NEUBERGER BERMAN
Judith M. Vale, who has been a member of the Small Cap Group since 1992, and Robert D’Alelio, who has been a member of the Small Cap Group since 1996, are responsible for the day-to-day management of Neuberger Berman’s subadvisory activities for the Fund.
WRIMCO

Mark G. Seferovich and Kenneth McQuade are responsible for the day-today management of the portion of the Fund managed by WRIMCO. Mr. Seferovich is Senior Vice President of WRIMCO and has served as portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. Mr. McQuade is a Vice President of WRIMCO and has served as assistant portfolio manger and/or analyst of investment companies managed by WRIMCO since 1997.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

SECTION 1 NVIT INTERNATIONAL VALUE FUND
SUMMARY AND PERFORMANCE
OBJECTIVE
The Fund seeks long-term capital appreciation.
PRINCIPAL STRATEGIES
The Fund invests in equity securities of companies located, headquartered, or whose securities regularly trade on markets outside the United States, including those in emerging market countries. These companies may also include those organized in the United States, but whose principal activities and interests are outside the United States. Under normal circumstances, the Fund invests in the securities of companies of any size located or traded in at least six different countries, foreign markets or regions other than the United States. Nonetheless, the Fund may invest up to 35% of the value of its net assets in the securities of issuers located or traded in any one of Australia, Canada, France, Japan, Germany or the United Kingdom. Each of the Fund’s subadvisers uses a value style of investing, which involves buying securities whose market prices appear to be intrinsically undervalued relative to their earnings, book value, cash flow and other measures of value.
While the Fund ordinarily invests in equity securities, it reserves the right, when conditions warrant, to invest up to 35% of the value of its net assets in fixed-income securities of foreign issuers that, at the time of purchase, are considered to be investment-grade. The Fund also may use derivatives, such as futures, options, forwards and forward commitments, and swap agreements, for efficient portfolio management.
The Fund consists of two sleeves, or portions, managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has selected AllianceBernstein L.P. and JPMorgan Investment Management Inc. as subadvisers to each manage the assets of a sleeve in the Fund. The subadvisers have been chosen because they approach investing in international securities in a different manner from each other, and NFA believes that diversification among securities and investment styles could increase the potential for investment return and potentially reduce risk and volatility.
Pursuant to the Manager-of-Managers’ Exemptive Order that the Trust received from the Securities and Exchange Commission, NFA may allocate and reallocate Fund assets to or among unaffiliated subadvisers at any time, subject to the approval of the Board of Trustees of the Trust. NFA evaluates the percentage of allocation of a sleeve based upon the risks and performance of a sleeve in relation to the overall risks and performance of the Fund and the other sleeves within the Fund. Certain subadvisers have limits as to the amount of assets that the subadviser will manage.

The two sleeves are each managed as follows:
ALLIANCEBERNSTEIN L.P. (“ALLIANCEBERNSTEIN”) — uses fundamental and quantitative techniques to identify companies whose long-term earnings power AllianceBernstein believes is not reflected in the securities’ current market prices. AllianceBernstein screens the universe of eligible securities to determine which companies may be undervalued in the stock market, using earnings estimates and financial models to forecast each company’s long-term prospects and expected returns. Emphasis generally is placed on projected long-term performance rather than on near-term economic events. Once AllianceBernstein has identified a range of value stocks eligible for investment by the Fund, it ranks the issuer of each such stock in order of the highest to lowest risk-adjusted expected return. In determining whether to include or how much of a stock to include in the Fund’s portfolio, AllianceBernstein considers the construction of the overall portfolio. AllianceBernstein builds valuation and risk models designed to ensure that the Fund’s overall portfolio maintains an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, AllianceBernstein selects those securities that also tend to diversify the Fund’s risk. Because of the dramatic impact that international currency fluctuations can have on equity returns, AllianceBernstein evaluates currency and equity positions separately. AllianceBernstein may invest in currency futures and currency forwards in order to hedge against international currency exposure.
JPMORGAN INVESTMENT MANAGEMENT INC. (“JPMORGAN”) – seeks to add value to the Fund by capitalizing on incorrect market valuations arising across the world’s equity markets. JPMorgan invests in securities it believes to be undervalued, based on a bottom-up, research driven selection process. This process is premised on the philosophy that:
•	fundamental research can determine a stock’s “fair value”

•	market prices should reach these fair values over time

•	fundamental research can identify undervalued securities by determining a company’s internal rate of a return and by comparing it with that of its sector peers, and

•	investment decisions based on these comparisons may generate superior long-term returns.
Terms highlighted above are defined in the Appendix.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.
Foreign risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.
Emerging markets risk – a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.
Small- and mid-cap securities risk – in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.
Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.
Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.
Credit risk – a bond issuer may be unable to pay the interest or principal when due. This risk is more pronounced with lower rated bonds.
Value style risk – over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
If the value of the Fund’s investments goes down, you may lose money.
Performance
The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns – Class IV Shares
(Years Ended December 31)
[insert bar chart]
Best Quarter: ___% – ___qtr. of ___
Worst Quarter: ___% – ___qtr. of ___
Average Annual Total Returns1
as of December 31, 2007:

	1 YR		5 YRS		10 YRS
Class IV shares[2]	_____	%	_____	%	_____	%

Class Y shares[3]	_____	%	_____	%	_____	%

MSCI EAFE Index[4]	_____	%	_____	%	_____	%

1	The Fund’s predecessor, the Market Street International Portfolio, commenced operations on November 1, 1991. As of April 28, 2003, the Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Market Street International Portfolio. At that time the Fund took on the performance of the Market Street International Portfolio.

2	Returns until the creation of the Fund (April 28, 2003) for Class IV shares are based on the previous performance of the Fund’s predecessor.

3	Returns until the creation of Class Y shares (March ___, 2008) are based on the previous performance of Class IV shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class Y shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than apply to Class IV shares.

4	The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of stocks in developed markets outside the United States and Canada. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay when buying and holding Class Y shares of the Fund.

Class Y
Shareholder Fees (paid directly from your investment)[1]	None

Short-Term Trading Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees	______ %

Distribution and/or Service (12b-1) Fees	None

Other Expenses	______ %

TOTAL ANNUAL FUND OPERATING EXPENSES	______ %

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR		3 YRS		5 YRS		10 YRS

Class Y shares	$	______	$	______	$	______	$	______

INVESTMENT ADVISER
Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. The Adviser was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.
SUBADVISERS
Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.
ALLIANCEBERNSTEIN L.P. (“ALLIANCEBERNSTEIN”): is located at 1345 Avenue of the Americas, New York, New York 10105 and is a subadviser for a portion of the Fund.
JPMORGAN INVESTMENT MANAGEMENT INC. (“JPMORGAN”): is subadviser for a portion of the Fund. JPMorgan is located at 522 Fifth Avenue, New York, NY 10036. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2008 to June 30, 2008.
MANAGEMENT FEES
The Fund pays NFA a management fee based on the Fund’s average daily net assets. The actual management fee paid by the Fund for the fiscal year ended December 31, 2007, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was ___%. NFA pays each subadviser from the management fee it receives.
PORTFOLIO MANAGEMENT
ALLIANCEBERNSTEIN
The portion of the Fund subadvised by AllianceBernstein is managed by AllianceBernstein’s Global Value Investment Policy Group, which includes Sharon E. Fay, Kevin F. Simms and Henry S. D’Auria. Ms. Fay has been Executive Vice President and Chief Investment Officer of the Bernstein Value Equities Unit since June 2003, and of U.K. and European Value Equities since prior to 2002. She has chaired the Global,

European and U.K. Value Investment Policy Groups since prior to 2002. Mr. Simms is Senior Vice President of AllianceBernstein, with which he has been associated since prior to 2002, and Co-Chief Investment Officer of International Value Equities since 2003. He is also Director of Research for International Value and Global Value Equities since prior to 2002. Mr. D’Auria is Senior Vice President of AllianceBernstein, with which he has been associated since prior to 2002, Chief Investment Officer of Emerging Markets Value Equities since 2002 and Co-Chief Investment Officer of International Value Equities since 2003.
JPMorgan
The portion of the Fund subadvised by JPMorgan is managed by a team led by Gerd Woort-Menker, Vice President of JPMorgan, who joined the team in January 2001 and has been at JPMorgan or its affiliates (or one of its predecessors) since 1987. Prior to joining the team, Mr. Woort-Menker was head of the International Research Group in London.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

SECTION 1 NVIT NATIONWIDE FUND
SUMMARY AND PERFORMANCE
OBJECTIVE
The Fund seeks total return through a flexible combination of capital appreciation and current income
PRINCIPAL STRATEGIES
The Fund invests primarily in common stocks and other equity securities, using a multi-disciplined approach which blends fundamental and quantitative investment techniques. The Fund is composed of two sleeves, or portions: a fundamentally managed core equity sleeve and a quantitatively managed core equity sleeve. The fundamental sleeve uses both bottom-up qualitative research as well as quantitative inputs in constructing a core portfolio; the quantitative sleeve seeks to add to the Fund’s performance while moderating its risk versus the Fund’s benchmark. The subadviser integrates these sleeves to produce an overall core equity style, which it may opportunistically “tilt” slightly either in the direction of a growth style or a value style, depending on market circumstances. The subadviser seeks to invest in companies with one or more of the following characteristics:
•	above-average revenue growth;

•	above-average earnings growth;

•	consistent earnings growth and

•	attractive valuation.
In seeking total return, the subadviser seeks returns from both capital gains (i.e., an increase in the value of the stocks the Fund holds) as well as income generated by dividends paid by stock issuers. Over time, stock markets in general may produce proportionately higher capital gains relative to dividends, or vice versa, at different periods. While many of the stocks in which the Fund invests pay dividends, the subadviser anticipates that capital gains may constitute a somewhat higher proportion of returns than dividends under current market conditions. However, stock markets could change, either suddenly or gradually, so that over time a higher proportion of the Fund’s returns would be derived from dividends.
The subadviser generally sells a company’s securities if:
•	the share price increases significantly;

•	the earnings outlook becomes less attractive or

•	more favorable opportunities are identified.
Nationwide Fund Advisors, the Fund’s investment adviser, has selected Aberdeen Asset Management Inc. as subadviser to manage the Fund’s portfolio on a day-to-day basis.

Terms highlighted above are defined in the Appendix.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:
Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.
Growth style risk – over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles.
Value style risk – over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Portfolio turnover – the Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and, as a result, may adversely impact the Fund’s performance and may increase share price volatility.
If the value of the Fund’s investments goes down, you may lose money.

Performance
The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns – Class I Shares
(Years Ended December 31)
[insert bar chart]
Best Quarter: ___% – ___qtr. of ___
Worst Quarter: ___% – ___qtr. of ___
Average Annual Total Returns
as of December 31, 2007:

	1 YR		5 YRS		10 YRS
Class I shares[1]	______	%	______	%	______	%

Class Y shares[2]	______	%	______	%	______	%

S&P 500 ® Index [3]	______	%	______	%	______	%

1	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

2	Returns until the creation of Class Y shares (March ___, 2008) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class Y shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than apply to Class I shares.

3	The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay when buying and holding Class Y shares of the Fund.

Class Y
Shareholder Fees (paid directly from your investment)[1]	None

Short-Term Trading Fee (as a percentage of amount redeemed)	None

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fees	______ %

Distribution and/or Service (12b-1) Fees	None

Other Expenses	______ %

TOTAL ANNUAL FUND OPERATING EXPENSES	______ %

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR		3 YRS		5 YRS		10 YRS
Class Y shares	$	______	$	______	$	______	$	______

INVESTMENT ADVISER
Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.
SUBADVISER
Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.
ABERDEEN ASSET MANAGEMENT INC. (“ABERDEEN”): is the subadviser for the Fund. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2008 to June 30, 2008.
MANAGEMENT FEES
The Fund pays NFA a management fee based on the Fund’s average daily net assets. The actual management fee paid by the Fund for the fiscal year ended December 31, 2007, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was ___%. NFA pays Aberdeen from the management fee it receives.
PORTFOLIO MANAGEMENT
Gary D. Haubold, CFA, senior portfolio manager, oversees the fundamentally managed portion of the Fund, and Joseph A. Cerniglia, CFA, co-portfolio manager, oversees the quantitatively managed portion of the Fund. Mr. Haubold and Mr. Cerniglia are responsible for the day-to-day management of the Fund, including selection of the Fund’s investments.

Mr. Haubold joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since December 2003. Before joining NFA, he was employed by Edge Capital Management, an equity hedge fund he founded in 2000.
Mr. Cerniglia, an Assistant Portfolio Manager and Senior Quantitative Analyst, assumed portfolio co-management responsibilities for the Fund on April 12, 2006. Mr. Cerniglia joined Aberdeen in October 2007. Prior to that, he was a portfolio manager employed by NFA since September 2001, and has been responsible for developing and implementing quantitative investment strategies, first for NFA, and then for Aberdeen.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

SECTION 1 VAN KAMPEN NVIT COMSTOCK VALUE FUND
SUMMARY AND PERFORMANCE
OBJECTIVE
The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and convertible securities.
PRINCIPAL STRATEGIES
Under normal circumstances, the subadviser seeks to achieve the Fund’s investment objective by investing in a portfolio of equity securities, consisting principally of common stocks of companies of any market capitalization. The subadviser employs a contrarian approach in pursuing the Fund’s value style of investing, seeking well-established, under-valued companies believed by the subadviser to possess the potential for capital growth and income.
Portfolio securities are typically sold when the subadviser’s assessments of the capital growth and income potential of such securities materially change.
The Fund may invest up to 25% of the value of its total assets in securities of foreign issuers. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks. The Fund may also invest up to 10% of its total assets in real estate investment trusts (“REITs”).
Nationwide Fund Advisors, the Fund’s investment adviser, has selected Van Kampen Asset Management as subadviser to manage the Fund’s portfolio on a day-to-day basis.
Terms highlighted above are defined in the Appendix.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:
Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.
Value style risk – over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Value stocks can react differently to issuer, political, market and economic developments than the market overall and other types of stocks. In addition, the Fund’s value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.
Contrarian investing risk – contrarian investing attempts to profit by investing in a manner that differs from the current market consensus or trend. This approach carries the risk that (1) the market consensus or trend is actually correct, which can result in losses to the Fund, or (2) the market consensus takes much longer before it agrees with the subadviser’s assessment, which can cause the Fund to miss opportunities for gains.
Small- and mid-cap securities risk – in general, stocks of small- and mid-cap companies may be more volatile and less liquid than larger company stocks.
Foreign risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded. These risks may be enhanced in emerging market countries.
Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.
REIT risk – the risk associated with direct ownership of real estate and with the real estate industry in general. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are subject to prepayment risk.
If the value of the Fund’s investments goes down, you may lose money.

Performance
The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns – Class I Shares1
(Years Ended December 31)
[insert bar chart]
Best Quarter: ___% – ___qtr. of ___
Worst Quarter: ___% – ___qtr. of ___
Average Annual Total Returns
as of December 31, 2007:

	1 YR	5 YRS	10 YRS
Class I shares[2]	______%	______%	______%
Class Y shares [3]	______%	______%	______%
Russell 1000® Value Index[4]	______%	______%	______%

1	This performance includes performance for a period (prior to May 1, 2002) when a different subadviser managed the Fund.

2	The existing shares of the Fund were designated Class I shares as of May 1, 2001.

3	Returns until the creation of Class Y shares (March ___, 2008) are based on the previous performance of Class I shares of the Fund. Excluding the effect of any fee waivers or reimbursements, the prior performance is similar to what Class Y shares would have produced during the applicable periods because all classes of shares invest in the same portfolio of securities. Class Y shares’ annual returns have not been restated to reflect lower expenses for that class than apply to Class I shares.

4	The Russell 1000® Value Index is an unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies based on market capitalization) with lower price-to-book ratios and lower forecasted growth values. The Fund believes the Russell 1000® Value Index more closely represents the Fund’s strategies and the types of securities in which it invests. Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay when buying and holding Class Y shares of the Fund.

Class Y
Shareholder Fees (paid directly from your investment)[1]	None
Short-Term Trading Fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (deducted from Fund assets)
Management Fees	______	%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	______	%
TOTAL ANNUAL FUND OPERATING EXPENSES	______	%

1	Variable insurance contracts impose sales charges and other expenses on variable insurance contract holders. Such sales charges and other expenses are described in the variable insurance contract’s prospectus.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and that the Fund’s operating expenses will not change. Although your actual costs may be higher or lower, based on these assumptions the costs would be:

	1 YR		3 YRS		5 YRS		10 YRS
Class Y shares	$	______	$	______	$	______	$	______

INVESTMENT ADVISER
Nationwide Fund Advisors (“NFA” or the “Adviser”), 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, manages the investment of the Fund’s assets and supervises the daily business affairs of the Fund. Subject to the supervision of the Trust’s Board of Trustees, NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. The Adviser was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc.
SUBADVISERS
Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the Fund’s assets in accordance with the Fund’s investment objective and strategies. With regard to the portion of the Fund assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.
VAN KAMPEN ASSET MANAGEMENT (“VKAM”): is the subadviser for the Fund and is located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. VKAM is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Fund will be available in the Fund’s semiannual report to shareholders, which will cover the period from January 1, 2008 to June 30, 2008.
MANAGEMENT FEES
The Fund pays NFA a management fee based on the Fund’s average daily net assets. The actual management fee paid by the Fund for the fiscal year ended December 31, 2007, expressed as a percentage of the Fund’s average daily net assets and taking into account any applicable waivers, was ___%. NFA pays Van Kampen from the management fee it receives.
PORTFOLIO MANAGEMENT
The Fund is managed by a team of portfolio managers led by B. Robert Baker, Jr., Managing Director. Mr. Baker has been a Managing Director of VKAM since December 2000 and has been employed by VKAM since November 1991.
Portfolio Managers Jason S. Leder, Kevin C. Holt, Devin Armstrong, CFA, and James Warwick are also responsible for the day-to-day management of the Fund’s investment portfolio.

59

Mr. Leder, a Managing Director of VKAM, has been employed by VKAM since April 1995. Mr. Holt, a Managing Director of VKAM, has been employed by VKAM since August 1999. Mr. Armstrong, Vice President, has been employed by VKAM since August 2004. From August 2002 to May 2004, Mr. Armstrong attended Columbia Business School, and prior to that, he was a research associate at William Blair & Company. Mr. Warwick, a Vice President of VKAM, joined VKAM in 2002.
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, if any.

60

SECTION 2: INVESTING WITH NATIONWIDE FUNDS
CHOOSING A SHARE CLASS
Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliated life insurance companies (collectively “Nationwide”) to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, variable insurance contracts) under the Funds’ “Mixed and Shared” Exemptive Order (“Order”). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Funds is known as “mixed funding.” Class Y shares are sold primarily to other funds in the Trust that themselves are used to fund variable insurance contracts, such as “funds-of-funds” that invest in the Funds. Shares of the Funds are not sold to individual investors.
In the future, the Funds may sell shares to separate accounts of other unaffiliated insurance companies, as well as to Nationwide. The Funds currently do not foresee any disadvantages to the owners of variable insurance contracts arising out of the fact that the Funds may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Funds’ Order, the Board of Trustees of the Trust will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Funds and shares of another fund may be substituted. This might force a Fund to sell its securities at disadvantageous prices.
The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).
PURCHASE PRICE
The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agent. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund, less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’ outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
The Funds do not calculate NAV on the following days:
•	New Year’s Day

61

•	Martin Luther King, Jr. Day

•	Presidents’ Day

•	Good Friday

•	Memorial Day

•	Independence Day

•	Labor Day

•	Thanksgiving Day

•	Christmas Day

•	Other days when the New York Stock Exchange is closed.
To the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.
FAIR VALUATION
The Board of Trustees of the Trust has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. The Valuation Procedures provide that a Fund’s assets are valued primarily on the basis of market quotations or the last quoted bid price. Where such market quotations are unavailable, or such market quotations and bid prices are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures. In addition, the Fair Valuation Committee will “fair value” securities whose value is affected by a “significant event.” Pursuant to the Valuation Procedures, any “fair valuation” decisions are subject to the review of the Board of Trustees.
A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of the Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting the issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments or natural disasters or armed conflicts that affect a country or region.
Due to the time differences between the closings of the relevant foreign securities exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators,

62

after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair value pricing of foreign securities may occur on a daily basis, for instance, using data furnished by an independent pricing service that draws upon, among other information, the market values of foreign investments. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.
IN-KIND PURCHASES
Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
SELLING SHARES
Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.
Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.
RESTRICTIONS ON SALES
Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission).
If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption for up to 7 days. Such request may be delayed if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

63

EXCESSIVE OR SHORT-TERM TRADING
The Funds seek to discourage excessive or short-term trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:
•	disrupt portfolio management strategies;

•	increase brokerage and other transaction costs and

•	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent excessive short-term trading in all classes of the Funds and does not accommodate such excessive short-term trading. These procedures are described below.
MONITORING OF TRADING ACTIVITY
It is difficult for the Funds to monitor short-term trading because the insurance companies that issue variable insurance contracts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.
Subject to the above-described limitations, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.
With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter,

64

Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.
RESTRICTIONS ON TRANSACTIONS
As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.
Whenever a Fund is able to identify short-term trades and or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:
•	restrict purchases or exchanges that it or its agents believe constitute excessive trading and

•	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.
DISTRIBUTION AND SERVICES PLANS
Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.
Distribution Plan
In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling certain classes of the Funds’ shares and providing shareholder services. Class Y shares are not included in the Distribution Plan, and therefore Class Y shares do not pay a Rule 12b-1 fee.
Administrative Services Plan
In addition to 12b-1 fees, certain shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates who provide administrative support services to variable insurance contract holders on behalf of the Funds. Class Y shares are not included in the Administrative Services Plan, and therefore Class Y shares

65

do not pay an administrative services fee.
REVENUE SHARING
NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often makes payments for marketing, promotional or related services provided by:
•	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or

•	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.
These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the level of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.
In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract subaccounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such incentives may include:
•	the Distributor and other affiliates of NFA;

•	broker-dealers and other financial intermediaries that sell such variable insurance contracts and

•	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.
Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

66

•	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or

•	sell shares of a Fund instead of shares of funds offered by competing fund families.
Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.
Fund portfolio transactions nevertheless may be affected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.
The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.
SECTION 3: DISTRIBUTIONS AND TAXES
DIVIDENDS AND DISTRIBUTIONS
Each Fund has qualified, or intends to qualify, to be treated as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Substantially all of a Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.
TAX STATUS
The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Generally, the owners of variable insurance contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is

67

younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which a Fund’s shares are offered.
Please refer to the SAI for more information regarding the tax treatment of the Funds.
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.
SECTION 4: MULTI-MANAGER STRUCTURE
NFA and the Trust have received an exemptive order from the U.S. Securities and Exchange Commission for a multi-manager structure that allows NFA to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of NFA) without the approval of shareholders. The order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility enabling them to operate more efficiently.
NFA performs the following oversight and evaluation services to a subadvised Fund:
•	initial due diligence on prospective Fund subadvisers;

•	monitoring subadviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the subadvisers and

•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.
NFA does not expect to frequently recommend subadviser changes. Where NFA does recommend subadviser changes, NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although NFA monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

68

SECTION 5: FINANCIAL HIGHLIGHTS
Financial Highlights information for Class Y shares is not shown because Class Y shares were not offered until March                     , 2008.

69

APPENDIX
KEY TERMS
In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the following terms:
Common stock - securities representing shares of ownership of a corporation.
Contrarian – an investor who does the opposite of what most other investors are doing at any given time, based on the belief that if most market participants are expecting something to happen, it won’t. A contrarian investment strategy generally focuses on out-of-favor securities whose price-to-earnings ratios are lower than the rest of the market or industry, or even their own historic averages.
Convertible securities – debt securities or preferred stocks that may be converted into common stock. While a convertible security is a fixed-income security that typically pays interest or dividend income, its market value also tends to correspond to market changes in the value of the underlying common stock.
Derivative – a contract or investment with its value based on the performance of an underlying financial asset, index or economic measure.
Emerging market countries – developing and low or middle income countries as identified by the International Finance Corporation or the World Bank. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Equity securities - securities, including common stock, preferred stock, securities convertible into common stock or securities (or other investments) with prices linked to the value of common stocks, foreign investment funds or trusts and depositary receipts that represent an ownership interest in the issuer.
Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.
Growth style – a style of investing in equity securities of companies that the Fund’s subadviser believes have above-average rates of earnings growth and which therefore may experience above-average increases in stock price.
Investment grade – the four highest rating categories of nationally recognized statistical rating agencies, including Moody’s, Standard & Poor’s and Fitch.
Market capitalization - a common way of measuring the size of a company based on the price of its common stock times the number of outstanding shares.
Quantitative — mathematical and statistical methods used in the investment process to identify securities of issuers for possible purchase or sale by a Fund.
Sleeve — represents the specific portion of a Fund that is managed by one particular subadviser.

70

Small-cap companies – companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, ranging from $ million to $ billion as of January 31, 2008.
Total return – investment return that reflects both capital appreciation or depreciation (increase or decrease in the market value of a security) and income (i.e., interest or dividends).
Value style – a style of investing in equity securities that the Fund’s subadviser believes are undervalued, which means that their stock prices are less than the subadviser believes they are intrinsically worth, based on such factors as price-to-book ratio, price-to-earnings ratio and cash flow. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that the Fund’s subadviser believes to be temporary.
ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS
CONVERTIBLE SECURITIES – generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.
CREDIT RISK – a Fund has the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating can also adversely affect the value of a Fund’s investments. High-yield bonds are generally more exposed to credit risk than investment-grade securities.
CURRENCY RISK – securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
DEPOSITARY RECEIPTS – certain Funds may invest in securities of foreign issuers in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities.

71

Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
DERIVATIVES – a derivative is a contract with its value based on the performance of an underlying financial asset, index or other measure. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:
•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

•	a Fund may suffer disproportionately heavy losses relative to the amount invested and

•	changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.
EMERGING MARKET RISKS – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Many emerging markets also have histories of political instability and abrupt changes in policies. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts.
EVENT RISK – a Fund has the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

72

FLOATING- AND VARIABLE-RATE SECURITIES – a Fund may invest in securities that do not have fixed interest rates. Instead, the rates change over time. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on the specific measure. Some floating- and variable-rate securities may be callable by the issuer, meaning that they can be paid off before their maturity date and the proceeds may be required to be invested in lower yielding securities that reduce a Fund’s income. Like other fixed-income securities, floating- and variable-rate securities are subject to interest rate risk. A Fund will only purchase a floating- or variable-rate security of the same quality as the debt securities it would otherwise purchase.
FOREIGN GOVERNMENT DEBT SECURITIES RISK – a government entity may delay or refuse to pay interest or repay principal on its debt for reasons including cash flow problems, insufficient foreign currency reserves, political considerations, relative size of its debt position to its economy or failure to put into place economic reforms required by the International Monetary Fund. If a government entity defaults, it generally will ask for more time to pay or request further loans. There is no bankruptcy proceeding by which all or part of the debt securities that a government entity has not repaid may be collected.
FOREIGN CUSTODY RISK – a Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for a Fund holding assets outside the United States.
FOREIGN SECURITIES RISK – certain Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:
•	political and economic instability;

•	the impact of currency exchange rate fluctuations;

•	reduced information about issuers;

•	higher transaction costs;

•	less stringent regulatory and accounting standards and

•	delayed settlement.
Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent a Fund

73

invests in countries with emerging markets, the foreign securities risks are magnified since these countries often have unstable governments, more volatile currencies and less established markets.
INFLATION RISK – is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. Inflation reduces the purchasing power of any income produced by these securities, which in turn is worth less when prices for goods and services rise. Further, to compensate for this loss of purchasing power, the securities trade at lower prices.
INTEREST RATE RISK – prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer term maturities, rising interest rates may cause the value of the Fund’s investments to decline significantly.
PORTFOLIO TURNOVER – a Fund may engage in active and frequent trading of portfolio securities. A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.
PREFERRED STOCK – a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.
REPURCHASE AGREEMENTS – each Fund may make a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specified time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering amounts owed to it.
SECURITIES LENDING – a Fund may lend securities, which involves the risk that the borrower may fail to return the securities in a timely manner or at all. Consequently, a Fund may lose money and there could be a delay in recovering the loaned securities. A Fund could also lose money if it does not recover the loaned securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could, under certain circumstances, trigger adverse tax consequences to a Fund.
SELECTION RISK – each Fund’s portfolio manager may select securities that underperform the stock market, the Fund’s benchmark or other funds with similar investment objectives and strategies.
SMALL-CAP AND MID-CAP RISK – a Fund may invest in stocks of small-cap and mid-cap companies that trade in lower volumes and are subject to greater or more unpredictable price changes than securities of large-cap companies or the market overall. Small-cap and mid-cap companies may have limited product lines or markets, be

74

less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in securities of a small-cap or mid-cap company may lose substantial value. Investing in small-cap and mid-cap companies requires a longer term investment view and may not be appropriate for all investors.
STOCK MARKET RISK – a Fund could lose value if the individual equity securities in which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:
•	corporate earnings;

•	production;

•	management;

•	sales and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
TEMPORARY INVESTMENTS – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including:
•	short-term U.S. government securities;

•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

•	prime quality commercial paper;

•	repurchase agreements covering any of the securities in which the Fund may invest directly and

•	shares of other investment companies that invest in securities in which the Fund may invest, to the extent permitted by applicable law.
The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCY SECURITIES – a Fund may invest in U.S. government securities that includes Treasury bills, notes and bonds issued or guaranteed by the U.S. government. Because these securities are backed by the full faith and credit of the U.S. government, they present little credit risk. However, the U.S. government does not guarantee the market value of its securities,

75

and interest rate changes, prepayment rates and other factors may affect the value of U.S. government securities.
U.S. government agency securities may include obligations issued by:
•	the Federal Housing Administration, the Farmers Home Administration and the Government National Mortgage Association (‘’GNMA’’), including GNMA pass-through certificates;

•	the Federal Home Loan Banks;

•	the Federal National Mortgage Association (‘’FNMA’’);

•	the Federal Home Loan Mortgage Corporation (‘’FHLMC’’) and

•	the Federal Farm Credit Banks.
Unlike U.S. government securities, U.S. government agency securities have different levels of credit support from the government. GNMA pass-through mortgage certificates are backed by the full faith and credit of the U.S. government. While FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality and are not issued or guaranteed by the U.S. government. Although certain government agency securities are guaranteed, market price and yield of the securities and net asset value and performance of a Fund are not guaranteed.
WARRANTS – equity securities that give the holder the right to buy common stock at a specified price for a specified period of time. Warrants are considered speculative and have no value if they are not exercised before their expiration date.

76

The following table identifies the Funds to which these investments and risks apply. A Fund may invest in or use still other types of investments or strategies not shown here if less than 5% of its net assets are invested or exposed. The Statement of Additional Information contains information about such investments or strategies and the Funds that may use them.

Nationwide
		Multi-	Nationwide	Nationwide			Van
	Gartmore	Manager	Multi-	Multi-			Kampen
	NVIT	NVIT Small	Manager	Manager	NVIT		NVIT
	International	Cap	NVIT Small	NVIT Small	International	NVIT	Comstock
	Growth	Growth	Cap Value	Company	Value	Nationwide	Value
Convertible securities	✓	✓	✓	✓	✓	✓	✓
Credit risk					✓
Currency risk	✓	✓	✓	✓	✓		✓
Depositary receipts	✓	✓	✓	✓	✓		✓
Derivatives	✓	✓	✓	✓	✓	✓	✓
Emerging market risk	✓	✓	✓	✓	✓		✓
Event risk			✓		✓		✓
Floating- and variable-rate securities					✓
Foreign government debt securities risk					✓
Foreign custody risk	✓	✓	✓	✓	✓		✓

Nationwide
		Multi-	Nationwide	Nationwide			Van
	Gartmore	Manager	Multi-	Multi-			Kampen
	NVIT	NVIT Small	Manager	Manager	NVIT		NVIT
	International	Cap	NVIT Small	NVIT Small	International	NVIT	Comstock
	Growth	Growth	Cap Value	Company	Value	Nationwide	Value
Foreign securities risk	✓	✓	✓	✓	✓		✓
Inflation risk					✓
Interest rate risk					✓
Portfolio turnover
Preferred stock	✓	✓	✓	✓	✓	✓	✓
Repurchase agreements	✓	✓	✓	✓	✓	✓	✓
Securities lending	✓	✓	✓	✓	✓	✓	✓
Selection risk	✓	✓	✓	✓	✓	✓	✓
Small-cap and mid-cap risk		✓	✓	✓	✓	✓	✓
Stock market risk	✓	✓	✓	✓	✓	✓	✓
Temporary Investments	✓	✓	✓	✓	✓	✓	✓
U.S. government and agency securities	✓	✓	✓	✓	✓	✓	✓
Warrants	✓	✓	✓	✓	✓	✓	✓
The Statement of Additional Information (“SAI”) contains more information on the Funds’ principal investments and strategies and can be requested using the telephone number on the back of this prospectus.

78

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
Each Fund posts onto the Trust’s internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

Information from Nationwide Funds
Please read this prospectus before you invest, and keep it with your records. This prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds:
•	Statement of Additional Information (incorporated by reference into this prospectus)

•	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

•	Semiannual Reports
To obtain a document free of charge, call 800-848-6331 or contact your variable insurance provider. Because the Funds are intended for use only in connection with the sale of variable insurance contracts, Nationwide Funds does not make the Prospectuses and Statements of Additional Information available on its website.
Information from the Securities and Exchange Commission (“SEC”)
You can obtain copies of Fund documents from the SEC
•	on the SEC’s EDGAR database via the Internet at www.sec.gov

•	by electronic request to publicinfo@sec.gov

•	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

•	by mail by sending your request to Securities and Exchange Commission Public Reference Section, Washington, D.C. 20549-0102 (the SEC charges a fee to copy any documents.)
Nationwide Funds Group
1200 River Road, Suite 1000 Conshohocken, PA 19428
The Trust’s Investment Company Act File No.: 811-3213
The Nationwide framemark is a federally registered service mark of Nationwide Mutual Insurance Company. On Your Side is a service mark of Nationwide Mutual Insurance Company.

80

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-3213
STATEMENT OF ADDITIONAL INFORMATION
[                    ], 2008
NATIONWIDE VARIABLE INSURANCE TRUST
GARTMORE NVIT INTERNATIONAL GROWTH FUND
NVIT INTERNATIONAL VALUE FUND
NVIT NATIONWIDE FUND
NATIONWIDE MULTI-MANAGER NVIT SMALL CAP GROWTH FUND
NATIONWIDE MULTI-MANAGER NVIT SMALL CAP VALUE FUND
NATIONWIDE MULTI-MANAGER NVIT SMALL COMPANY FUND
VAN KAMPEN NVIT COMSTOCK VALUE FUND
          Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end, management investment company currently consisting of 59 series as of the date hereof. This Statement of Additional Information (“SAI”) relates only to the Class Y shares of the 7 series of the Trust (each, a “Fund” and collectively, the “Funds”) listed above.
          This SAI is not a prospectus but this Statement of Additional Information is incorporated by reference into the Prospectus for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectus for the Funds and should be read in conjunction with the following Prospectus for Class Y shares only:
•	Gartmore NVIT International Growth Fund; NVIT International Value Fund; NVIT Nationwide Fund; Nationwide Multi-Manager NVIT Small Cap Growth Fund; Nationwide Multi-Manager NVIT Small Cap Value Fund; Nationwide Multi-Managers NVIT Small Company Fund; and Van Kampen NVIT Comstock Value Fund dated [ ], 2008.
       Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Funds, P.O. Box 182205, Columbus, Ohio 43218-2202, or by calling toll free 1-800-848-6331.

TABLE OF CONTENTS	PAGE
General Information and History	x
Additional Information on Portfolio Instruments and Investment Policies	x
Description of Portfolio Instruments and Investment Policies	x
Investment Restrictions	x
Major Shareholders	x
Disclosure of Portfolio Holdings	x
Trustees and Officers of the Trust	x
Investment Advisory and Other Services	x
Brokerage Allocations	x
Purchases, Redemptions and Pricing of Shares	x
Performance Advertising	x
Additional Information	x
Tax Status	x
Other Tax Consequences	x
Tax Consequences to Shareholders	x
Financial Statements	x
Appendix A — Debt Ratings	x
Appendix B — Proxy Voting Guidelines Summaries	x
Appendix C – Portfolio Managers	x

ii

GENERAL INFORMATION AND HISTORY
          Nationwide Variable Insurance Trust, formerly Gartmore Variable Insurance Trust and, before that, Nationwide Separate Account Trust, is an open-end management investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended on May 2, 2005. The Trust, originally organized under the laws of Massachusetts by a Declaration of Trust dated June 30, 1981, as subsequently amended, redomesticated as a Delaware statutory trust after the close of trading on April 29, 2005. The Trust currently offers shares in 51 separate series, each with its own investment objective.
          The Funds are diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES — ALL FUNDS
          The following list sets forth permissible investments and techniques for the Funds. Please review the discussion in the Prospectus for further information regarding the investment objective and policies of the Fund.

				Nationwide	Nationwide
	Gartmore			Multi-	Multi-
	NVIT	NVIT		Manager	Manager
	International	International	NVIT	NVIT Small	NVIT Small
TYPE OF INVESTMENT OR TECHNIQUE	Growth	Value	Nationwide	Cap Growth	Cap Value
U.S. common stocks	Y	Y	Y	Y	Y
Preferred stocks	Y	Y	Y	Y	Y
Small company stocks	Y	Y	Y	Y	Y
Special situation companies	Y	Y	Y	Y	Y
Illiquid securities	Y	Y	Y	Y	Y
Restricted securities	Y	Y	Y	Y	Y
When-issued / delayed-delivery securities	Y	Y	Y	Y	Y
Limited liability companies	Y	Y
Investment companies	Y	Y	Y	Y	Y
Real Estate Investment Trusts (REITs)	Y	Y	Y	Y	Y
Securities of foreign issuers	Y	Y	Y	Y	Y
Depositary receipts	Y	Y	Y	Y	Y
Securities from developing countries/emerging markets	Y	Y		Y
Convertible securities	Y	Y	Y	Y	Y
Long-term debt	Y			Y	Y
Long-term debt when originally issued but with less than 397 days remaining to maturity	Y		Y	Y	Y
Short-term debt	Y	Y	Y	Y	Y
Floating and variable rate securities	Y	Y	Y	Y	Y
Zero coupon securities	Y			Y
Step-coupon securities	Y
Pay-in-kind bonds	Y			Y
Deferred payment securities	Y			Y
Brady bonds	Y
Non-investment grade debt	Y			Y
Loan participations and assignments	Y	Y	Y	Y	Y
Sovereign debt (foreign) (denominated in U.S. $)	Y	Y
Foreign commercial paper (denominated in U.S. $)	Y	Y	Y

				Nationwide	Nationwide
	Gartmore			Multi-	Multi-
	NVIT	NVIT		Manager	Manager
	International	International	NVIT	NVIT Small	NVIT Small
TYPE OF INVESTMENT OR TECHNIQUE	Growth	Value	Nationwide	Cap Growth	Cap Value
Duration	Y
U.S. Government securities	Y	Y	Y	Y	Y
Money market instruments	Y	Y	Y	Y	Y
Mortgage-backed securities	Y

Nationwide
Multi-
	Manager	Van Kampen
	NVIT Small	NVIT Comstock
TYPE OF INVESTMENT OR TECHNIQUE	Company	Value
U.S. common stocks	Y	Y
Preferred stocks	Y	Y
Small company stocks	Y	Y
Special situation companies	Y	Y
Illiquid securities	Y	Y
Restricted securities	Y	Y
When-issued / delayed-delivery securities	Y	Y
Limited liability companies	Y	Y
Investment companies	Y	Y
Real Estate Investment Trusts (REITs)	Y	Y
Securities of foreign issuers	Y	Y
Depositary receipts	Y	Y
Securities from developing countries/emerging markets	Y	Y
Convertible securities	Y	Y
Long-term debt	Y	Y
Long-term debt when originally issued but with less than 397 days remaining to maturity	Y	Y
Short-term debt	Y	Y
Floating and variable rate securities	Y	Y
Zero coupon securities	Y	Y
Step-coupon securities		Y
Pay-in-kind bonds		Y
Deferred payment securities		Y
Brady bonds
Non-investment grade debt	Y	Y
Loan participations and assignments	Y	Y
Sovereign debt (foreign) (denominated in U.S. $)	Y
Foreign commercial paper (denominated in U.S. $)	Y	Y
Duration
U.S. Government securities	Y	Y
Money market instruments	Y	Y
Mortgage-backed securities

				Nationwide	Nationwide
	Gartmore			Multi-	Multi-
	NVIT	NVIT		Manager	Manager
	International	International	NVIT	NVIT Small	NVIT Small
TYPE OF INVESTMENT OR TECHNIQUE	Growth	Value	Nationwide	Cap Growth	Cap Value
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities			Y

				Nationwide	Nationwide
	Gartmore			Multi-	Multi-
	NVIT	NVIT		Manager	Manager
	International	International	NVIT	NVIT Small	NVIT Small
TYPE OF INVESTMENT OR TECHNIQUE	Growth	Value	Nationwide	Cap Growth	Cap Value
Bank and/or Savings and Loan obligations	Y	Y	Y	Y	Y
Repurchase agreements	Y	Y	Y	Y	Y
Reverse repurchase agreements				Y	Y
Derivatives	Y	Y	Y	Y	Y
Warrants	Y	Y	Y	Y	Y
Futures	Y	Y	Y	Y	Y
Options	Y	Y	Y	Y
Foreign currencies	Y	Y		Y
Forward currency contracts	Y	Y		Y
Borrowing money	Y	Y	Y	Y	Y
Lending of portfolio securities	Y	Y	Y	Y	Y
Investment of securities lending collateral	Y	Y	Y	Y	Y
Short sales	Y	Y
Swap agreements
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities			Y		Y
Strip Bonds
Nationwide Contract
Municipal securities

Nationwide
Multi-
	Manager	Van Kampen
	NVIT Small	NVIT Comstock
TYPE OF INVESTMENT OR TECHNIQUE	Company	Value
Stripped mortgage-backed securities
Collateralized mortgage obligations
Mortgage dollar rolls	Y
Asset-backed securities	Y
Bank and/or Savings and Loan obligations	Y	Y
Repurchase agreements	Y	Y
Reverse repurchase agreements	Y	Y
Derivatives	Y	Y
Warrants	Y	Y
Futures	Y	Y
Options	Y	Y
Foreign currencies	Y
Forward currency contracts	Y
Borrowing money	Y	Y
Lending of portfolio securities	Y	Y
Investment of securities lending collateral	Y	Y
Short sales	Y
Swap agreements
Credit Default Swaps
Extendable commercial notes
Wrap contracts
Indexed securities
Strip Bonds
Nationwide Contract
Municipal securities

DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES
INFORMATION CONCERNING DURATION
          Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
          Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
          Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or interest rate change of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
          There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
          The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
DEBT OBLIGATIONS
          Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate-term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).
          Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Rating Group (“Standard & Poor’s”) or Moody’s Investor Services (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Funds also rely upon the independent advice of the Fund’s adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. The Appendix to this SAI contains further information about the rating categories of NRSROs and their significance.
          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.
          In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
          Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.
          Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch Investors Service, Inc. (“Fitch”) ; (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

          Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.
          As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount, which would result in a lower rate of return to the Fund.
          Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.
          Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities.
          Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.
          U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

          • the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association (“GNMA”), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States; the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
          • the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives; and
          • the Student Loan Marketing Association, the Federal Home Loan Mortgage Corporation (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), whose securities are supported only by the credit of such agencies and are not guaranteed by the U.S. government. However, the Secretary of the Treasury has the authority to support FHLMC and FNMA by purchasing limited amounts of their respective obligations.
          Although the U.S. government or its agencies provide financial support to such entities, no assurance can be given that they will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.
          The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Funds purchase the principal portion of STRIPS, the Funds will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating their dividends, the Funds take into account as income a portion of the difference between the principal portion of a STRIPS’ purchase price and its face value.
          Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is a pass-through certificate. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties.
          Since privately-issued mortgage-backed securities are not guaranteed by an entity having the credit status of GNMA or FHLMC, and are not directly issued or guaranteed by the U.S. government, such securities generally are structured with one or more types of credit enhancements. Such credit enhancements generally fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

          The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.
          Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.
          Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
          The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.
          Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different from market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

          There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage- backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
          Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
          Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multiclass debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.
          Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.
          In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses it as collateral for a multiclass security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
          A Fund may also invest in, among other types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.
          Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
          Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
          In addition to the stripped mortgage securities described above, the Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.

          A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
          Money Market Instruments. Money market instruments may include the following types of instruments:
•	obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the highest categories of any NRSRO;

•	repurchase agreements;

•	bank and savings and loan obligations;

•	commercial paper, which includes short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations rated within the top two rating categories by an NRSRO or, if not rated, deemed to be of comparable quality by the applicable adviser or subadviser;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period;

•	unrated short-term (maturity in 397 days or less) debt obligations that are determined by a Fund’s adviser or subadviser to be of compatible quality to the securities described above.

          Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.
          Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
          Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
          The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.
          An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
          Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.
REPURCHASE AGREEMENTS
          In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund’s custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the “SEC”) to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund’s custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.
WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS
          When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of the Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.
          When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the segregated account remains equal to the amount of such Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
LIMITED LIABILITY COMPANIES
          Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.
INTERESTS IN PUBLICLY TRADED LIMITED PARTNERSHIPS
          The Funds may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, interest income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code of 1986, as amended (the “Code”), and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
LENDING PORTFOLIO SECURITIES
          A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to the loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each such loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
          The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.
INVESTMENT OF SECURITIES LENDING COLLATERAL
          The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described in elsewhere in the Statement of Additional Information. Collateral may also be invested in a money market investment company or short-term collective investment trust.
          Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund’s assets or may provide for a minimum guaranteed rate of return to the investor.
          Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then the unconditional guarantee is provided by the issuer’s parent.

          Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.
INDEXED SECURITIES
          Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an “index”). As an illustration, a Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.
SMALL COMPANY AND EMERGING GROWTH STOCKS
          Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.
SPECIAL SITUATION COMPANIES
          “Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in a Fund, to the extent that it invests a significant portion of its assets in these securities, may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The Fund’s adviser or subadvisers believe, however, that if the adviser or subadviser analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
FOREIGN SECURITIES
          Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which are not typically associated with investing in securities in the United States. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.
          Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.
          Investment in Companies in Developing or Emerging Market Countries. Investments may be made from time to time in companies in developing or emerging market countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.
          The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.
          The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.
          Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund’s investments in those countries and the availability to the Fund of additional investments in those countries.

          Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Certain countries have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.
          Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.
          Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.
          Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.
          A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.
          A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
          Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

          Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (see below), and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
FOREIGN COMMERCIAL PAPER
          A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.
BRADY BONDS
          Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as supranational institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser’s expectations with respect to Brady Bonds will be realized.
          Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. If an issuer defaults with respect to collateralized Brady Bonds and as a result the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
REAL ESTATE SECURITIES
          Although no Fund will invest in real estate directly, a Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.
          REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code, as amended (the “Code”).
CONVERTIBLE SECURITIES
          Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
          A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.
          A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.
          Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.
          Certain Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.
          A Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.
          Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.
          An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the fund’s portfolio. A Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.
          Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.
WARRANTS
          Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.
PREFERRED STOCK
          Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks generally are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
SHORT SELLING OF SECURITIES
          A Fund may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).
RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES
          A Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.
          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Funds might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Funds might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
          The SEC has adopted Rule 144A of the Securities Act which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.
          Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund’s adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund’s level of illiquidity may increase.
          A Fund may sell over-the-counter (“OTC”) options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.
          The Fund’s adviser or subadviser will monitor the liquidity of restricted securities for the Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
          Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as accredited investors.
          Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (“NRSROs”), or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.
BORROWING
          A Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing, unless a Fund covers its exposure by segretating or earmarking liquid assets.

DERIVATIVE INSTRUMENTS
          A Fund’s adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts, to hedge a Fund’s portfolio or for risk management or for any other permissible purposes consistent with that Fund’s investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.
          Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
          The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”).
          Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.
          (1) Successful use of most of these instruments depends upon a Fund’s adviser’s or subadviser’s ability to predict movements of the overall securities and currency markets, which requires skills different from those necessary for predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.
          (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.
          (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s adviser or subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.
          (4) As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.
          Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies and interest rates, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.
          The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.
          A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.
          A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.
          A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

          If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.
          A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.
          The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.
          Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
          An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.
          Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.
          Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

          To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.
          A Fund will not enter into futures contracts and related options for other than “bona fide hedging” purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.
          A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.
          No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.
          Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.
          Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
          If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
          Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
          Commodity Futures Contracts. The Funds may invest in commodity futures, subject to the 5% limitation described above for all futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Funds may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.
          Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.
•	Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Funds are invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

•	Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Funds. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Funds to reinvest the proceeds of a maturing contract in a new futures contract, the Funds might reinvest at higher or lower futures prices, or choose to pursue other investments.

•	Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices.
          Swap Agreements. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.
          The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.
          Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund’s adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

          Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.
          A Fund will enter swap agreements only with counterparties that a Fund’s adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.
          Two types of swap agreements that some Funds may utilize, among others, are credit default swaps or total rate of return swaps.
          Credit Default Swaps. A Fund may enter into credit default swap contracts. A credit default swap is an agreement in which one party transfers its third party credit risk to the other party. One party in this swap is essentially the lender and bears the credit risk from the third party. The counterparty in the agreement insures this risk in return for receipt of regular periodic payments (like insurance premiums from the insured party). If the third party defaults, the insuring party must purchase the defaulted asset from the insured party and the insured party pays the insuring party the remaining interest on the debt as well as the principal. A Fund might use, credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.
          As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed- upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
          As the purchaser in a credit default swap contract a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk — that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.
          Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap will allow a Fund to quickly and cost effectively invest cash flows into a diversified basket of assets which has the risk/return prospect of the Fund’s stated benchmark.
          Structured Products. A Fund may use structured products to hedge its portfolio. Structured products generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

          With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.
          Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.
          The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
          Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.
          Foreign Currency-Related Derivative Strategies — Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.
          A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a Fund’s adviser or a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

          The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
          There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.
          Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
          Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.
FORWARD CURRENCY CONTRACTS
          A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
          At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.
          The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
          Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.

          A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
          A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions or, in some instances, to adjust its currency exposure relative to its benchmark. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.
FLOATING AND VARIABLE RATE INSTRUMENTS
          Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
          Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.
          Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund’s adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.
          A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

SECURITIES OF INVESTMENT COMPANIES
          To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of s Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. A Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by a Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.
SPDRS AND OTHER EXCHANGE TRADED FUNDS
          A Fund may invest in Standard & Poor’s Depository Receipts (“SPDRs”) and in shares of other exchange traded funds (collectively, “ETFs”). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor’s Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs’ performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.
          ETF’s, including SPDRs, are not actively managed. Rather, an ETF’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF’s price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.
BANK OBLIGATIONS
          Bank obligations that may be purchased by a Fund include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.
          Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.
          Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
          Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

ZERO COUPON SECURITIES, STEP-COUPON SECURITIES, PAY-IN-KIND BONDS (“PIK BONDS”) AND DEFERRED PAYMENT SECURITIES
          Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
          Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.
          Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
LOAN PARTICIPATIONS AND ASSIGNMENTS
          Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable adviser or subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

          A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.
          In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS
          A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.
          Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See “Borrowing”)
          Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.
TEMPORARY INVESTMENTS
          Generally, each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or anticipated redemptions, or if a Fund’s adviser (or subadviser) believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to regulatory limits, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings. Temporary investments for the Neuberger Berman NVIT Socially Responsible Fund may be selected with a concern for their social impact. For example, the Neuberger Berman NVIT Socially Responsible Fund can invest in certificates of deposit issued by community banks and credit unions.
INVESTMENT RESTRICTIONS
          The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.
Each of the Funds:
•	May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

•	May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of such Fund.

•	May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

•	May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.
The NVIT Nationwide Fund may not:
•	Purchase securities on margin, but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities and except as may be necessary to make margin payments in connection with derivative securities transactions.
          The following are the NON-FUNDAMENTAL operating policies of each of the Funds, except the NVIT Nationwide Fund, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:
Each Fund may not:
•	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

•	Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.

•	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.
          The following are the NON-FUNDAMENTAL operating policies of the NVIT Nationwide Fund which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:
The NVIT Nationwide Fund may not:
•	Make short sales of securities.

•	Purchase or otherwise acquire any other securities if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

•	Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization and (b) to the extent permitted by the 1940 Act, or any rules or regulations thereunder, or pursuant to any exemption therefrom.
          The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.
          Internal Revenue Code Restrictions
          In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. government securities, securities of other U.S. regulated investment companies, and other securities, limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.
          Also, there are four requirements imposed on the Funds under Subchapter L of the Code because they are used as investment options written variable insurance products.
1)	A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

2)	A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

3)	A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

4)	A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);
          Each U.S. government agency or instrumentality shall be treated as a separate issuer.
PORTFOLIO TURNOVER
          The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. The table below explains any significant variation in the Funds’ portfolio turnover rate for the fiscal years ended December 31, 2007 and 2006 or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year:

FUND	2007	2006
NVIT Nationwide Fund	xx (1)	222.16%
Nationwide Multi-Manager NVIT Small Company Fund	xx (2)	104.59%
Nationwide Multi-Manager NVIT Small Cap Value Fund	xx (3)	115.12%

(1) The portfolio manager for the NVIT Nationwide Fund is not limited by portfolio turnover in his management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. [In the fiscal year 2007, the portfolio manager made more changes than he deemed necessary during fiscal year 2006.]
(2) The portfolio manager for the Nationwide Multi-Manager NVIT Small Company Fund is not limited by portfolio turnover in his management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. [In the fiscal year 2007, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2006.]
(3) The portfolio manager for the Nationwide Multi-Manager NVIT Small Cap Value Fund is not limited by portfolio turnover in his management style, and the Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. [In the fiscal year 2007, the portfolio manager made fewer changes than he deemed necessary during fiscal year 2006.]
          High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund.
INSURANCE LAW RESTRICTIONS
          In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, NFA and the insurance companies may enter into agreements, required by certain state insurance departments, under which the NFA may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.
MAJOR SHAREHOLDERS
          Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each located at One Nationwide Plaza, Columbus, Ohio 43215 and Nationwide Life Insurance Company of America (“NLICA”), located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, are wholly owned by Nationwide Financial Services, Inc. (“NFS”). Nationwide Life and Annuity Insurance Company of America, located at 300 Continental Drive, Newark, Delaware 19713, is wholly owned by NLICA. NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise.
          All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.
          As of[                     ], 2008, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.
          As of [                    ], 2008, the record shareholders identified below held five percent or greater of the shares of a class of a Fund. Shareholders who hold 25 percent or greater of a Fund (or of a class of shares of a Fund, as appropriate) are deemed to be “controlling” shareholders due in part to their power to vote shares held. Nevertheless, pursuant to an order received from the Securities and Exchange Commission, the Trust maintains participation agreements with insurance company separate accounts that obligate such insurance companies to pass any proxy solicitations through to underlying contract holders who in turn are asked to designate voting instructions. In the event that an insurance company does not receive voting instructions from contract holders, it is obligated to vote the shares that correspond to such contract holders in the same proportion as instructions received from all other applicable contract holders.

	Number of Shares	Percentage of the class Held
Name and Address of Shareholder	Beneficially Owned	by the Shareholder

          To the extent Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, they are deemed to have “control” over matters which are subject to a vote of the Fund’s shares.
DISCLOSURE OF PORTFOLIO HOLDINGS
          The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter or affiliated persons of the Funds’ investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.
          The policies and procedures are applicable to the Funds’ investment adviser and any subadviser to the Funds. Pursuant to the policy, the Funds, their investment adviser, any subadviser, and their agents are obligated to:
•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

          Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.
          Each Fund posts onto the Trust’s internet site (www.nationwidefunds.com) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports.
          Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Chief Investment Officer, Chief Administrative Officer or their duly authorized delegate and will be made only when:
•	A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

•	The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

•	The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds’ fiduciary duties.
          Under this policy, the receipt of compensation by a Fund, an investment adviser, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.
          Eligible third parties to whom portfolio holdings information may be released in advance of general release include the following:
•	Data consolidators (including ratings agencies);

•	Fund rating/ranking services and other data providers; and

•	Service providers to the Funds.
          The Funds’ investment adviser conducts periodic reviews of compliance with the policy and the Funds’ Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment adviser’s compliance staff will also annually submit to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.
TRUSTEES AND OFFICERS OF THE TRUST
MANAGEMENT INFORMATION
TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS

		TERM OF		NUMBER OF
		OFFICE		PORTFOLIOS
		WITH		IN FUND
		TRUST -		COMPLEX	OTHER
	POSITION(S)	LENGTH OF	PRINCIPAL	OVERSEEN	DIRECTORSHIPS
NAME, ADDRESS,	HELD WITH	TIME	OCCUPATION(S)	BY	HELD
AND YEAR OF BIRTH	FUND	SERVED*	DURING PAST FIVE YEARS	TRUSTEE**	BY TRUSTEE****
Charles E. Allen c/o Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1948	Trustee	Since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	120	None

Paula H.J. Cholmondeley c/o Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1947	Trustee	Since July 2000	Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America from April 2000 through December 2003.	120	Director of Dentsply International, Inc. (dental products), Ultralife Batteries, Inc., Albany International Corp. (paper industry), Terex Corporation 1947 (construction equipment), and Minerals Technology Inc. (specialty chemicals)

C. Brent DeVore*** c/o Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1940	Trustee	Since 1990	Dr. DeVore is President of Otterbein College.	120	None

Phyllis Kay Dryden c/o Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428	Trustee	Since December 2004	Ms. Dryden was a partner of Mitchell Madison, a management consulting company from January 2006 until December	120	None

		TERM OF		NUMBER OF
		OFFICE		PORTFOLIOS
		WITH		IN FUND
		TRUST -		COMPLEX	OTHER
	POSITION(S)	LENGTH OF	PRINCIPAL	OVERSEEN	DIRECTORSHIPS
NAME, ADDRESS,	HELD WITH	TIME	OCCUPATION(S)	BY	HELD
AND YEAR OF BIRTH	FUND	SERVED*	DURING PAST FIVE YEARS	TRUSTEE**	BY TRUSTEE****
1947			2006; she is currently a consultant with the company. Ms. Dryden was formerly Managing Partner of marchFIRST, a global management consulting firm.

Barbara L. Hennigar c/o Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1935	Trustee	Since July 2000	Retired.	120	None

Barbara I. Jacobs c/o Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1950	Trustee	Since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 to January 2006. From 1988-2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association — College Retirement Equities Fund).	120	None

Douglas F. Kridler c/o Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1955	Trustee	Since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Prior to January 31, 2002, Mr. Kridler was the President of the Columbus Association for the Performing Arts and Chairman of the Greater Columbus Convention and Visitors Bureau.	120	None

		TERM OF		NUMBER OF
		OFFICE		PORTFOLIOS
		WITH		IN FUND
		TRUST -		COMPLEX	OTHER
	POSITION(S)	LENGTH OF	PRINCIPAL	OVERSEEN	DIRECTORSHIPS
NAME, ADDRESS,	HELD WITH	TIME	OCCUPATION(S)	BY	HELD
AND YEAR OF BIRTH	FUND	SERVED*	DURING PAST FIVE YEARS	TRUSTEE**	BY TRUSTEE****
Michael D. McCarthy c/o Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1947	Trustee	Since December 2004	Retired. Mr. McCarthy was Chairman of VMAC (Commodity Swaps) from October 2002 until January 2007 and a partner of Pineville Properties, LLC (a commercial real estate development firm) from September 2000 until January 2007.	120	None

David C. Wetmore c/o Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1948	Trustee and Chairman	Since 1995	Retired.	120	None

*	Length of time served includes time served with predecessor of the Trust.

**	On December 31, 2007, the Fund Complex included two trusts comprised of 101investment company funds or series.

***	Mr. DeVore has served as President of Otterbein College since 1984. Mark Thresher, President and Chief Operating Officer of Nationwide Financial Services, Inc. (“NFS”) has served as a member of the Board of Trustees of Otterbein College since 2000, currently serving as one of 30 of its trustees, and is currently one of two Vice Chairmen of the Board. Each of Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, and Nationwide Fund Distributors LLC (“NFD”), principal underwriter to the Trust, is a wholly-owned subsidiary of NFS.

****	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) AND OFFICERS OF THE FUNDS

NUMBER OF
		TERM OF		PORTFOLIOS IN
		OFFICE -		FUND	OTHER
	POSITION(S)	LENGTH	PRINCIPAL	COMPLEX	DIRECTORSHIPS
NAME, ADDRESS,	HELD WITH	OF TIME	OCCUPATION(S)	OVERSEEN BY	HELD
AND YEAR OF BIRTH	FUND	SERVED(1)	DURING PAST FIVE YEARS	TRUSTEE	BY TRUSTEE(3)
Arden L. Shisler c/o Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1941	Trustee	February 2000	Retired; Mr. Shisler is the former President and Chief Executive Officer of KeB Transport, Inc., a trucking firm (2000 through 2002). He served as a consultant to KeB from January 2003 through December 2004. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company (2)	120	Director of Nationwide Financial Services, Inc., Chairman of Nationwide Mutual Insurance Company (2)

John H. Grady c/o Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1961	President and Chief Executive Officer	Since December 2006	Mr. Grady is President and Chief Executive Officer of Nationwide Funds Group which includes NFA,(2) Nationwide Fund Management LLC (2) and Nationwide Fund Distributors LLC(2) and NWD Investments, (2) the asset management operations of Nationwide Mutual Insurance Company, which includes Nationwide SA Capital Trust. (2) From March 2004 until March 2006, Mr. Grady was Chief Executive Officer of Constellation Investment Management Co., L.P (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies). He also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006. From	N/A	None

NUMBER OF
		TERM OF		PORTFOLIOS IN
		OFFICE -		FUND	OTHER
	POSITION(S)	LENGTH	PRINCIPAL	COMPLEX	DIRECTORSHIPS
NAME, ADDRESS,	HELD WITH	OF TIME	OCCUPATION(S)	OVERSEEN BY	HELD
AND YEAR OF BIRTH	FUND	SERVED(1)	DURING PAST FIVE YEARS	TRUSTEE	BY TRUSTEE(3)
February 2001 until February 2004, Mr. Grady was Chief Operating and Chief Legal Officer; Managing Director, Mutual Funds Group, Turner Investment Partners, Inc. (registered investment adviser); Executive Vice President of Turner Funds and Turner Institutional Portfolios (registered investment companies); and President, Turner Investment Distributors, Inc. (registered broker-dealer).

Joseph Finelli Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1957	Treasurer	Since September 2007	Mr. Finelli is the Principal Financial Officer and Vice President of Investment Accounting and Operations for Nationwide Funds Group(2).	N/A	None

Dorothy Sanders c/o Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1955	Chief Compliance Officer	Since October 2007	Ms. Sanders is Senior Vice President and Chief Compliance Officer of NFA. She also has oversight responsibility for Investment Advisory and Mutual Fund Compliance Programs in the Office of Compliance at Nationwide. From November 2004 to October 2007, she was Senior Director and Senior Counsel at Investors Bank & Trust (now State Street Bank). From 2000 to November 2004, she was Vice President, Secretary and	N/A	None

NUMBER OF
		TERM OF		PORTFOLIOS IN
		OFFICE -		FUND	OTHER
	POSITION(S)	LENGTH	PRINCIPAL	COMPLEX	DIRECTORSHIPS
NAME, ADDRESS,	HELD WITH	OF TIME	OCCUPATION(S)	OVERSEEN BY	HELD
AND YEAR OF BIRTH	FUND	SERVED(1)	DURING PAST FIVE YEARS	TRUSTEE	BY TRUSTEE(3)
General Counsel of Fred Alger & Company, Incorporated.

Eric E. Miller c/o Nationwide Funds Group 1200 River Road, Suite 1000, Conshohocken, PA 19428 1953	Secretary	Since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD.(3)	N/A	None

(1)	Length of time served includes time served with the Trust’s predecessors.

(2)	These positions are held with an affiliated person or principal underwriter of the Funds.

(3)	Directorships held in: (1) any other investment company registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
RESPONSIBILITIES OF THE BOARD OF TRUSTEES
          The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.
BOARD OF TRUSTEE COMMITTEES
          The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance and Performance Committees.
          The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (b) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors to (i) render audit and non-audit services for the Trust and (ii) render non-audit services for the Trust’s investment adviser (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Trust’s investment adviser if the engagement relates to the Trust’s operations and financial reporting; (f) meet and consider the reports of the Trust’s independent auditors; and (g) review and make recommendations to the Board regarding the Code of Ethics of the Trust and that of all Trust adviser, subadvisers, and principal underwriters and annually review changes to, violations of, and certifications with respect to such of Code of Ethics; and (h) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Trust’s shareholders. Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. This Committee met [xx] times during the past fiscal year and currently consists of the following Trustees: Mr. Allen (Chairman), Ms. Hennigar, Ms. Jacobs and Mr. Wetmore.
          The purposes of the Valuation and Operations Committee are to (a) oversee the implementation and operation of the Trust’s Valuation Procedures, applicable to all of the Trust’s portfolio securities; (b) oversee the implementation and operation of the Trust’s Rule 2a-7 Procedures, applicable to the Trust’s money market fund series; (c) oversee the Trust’s portfolio brokerage practices; and (d) oversee distribution of the Trust’s shares of beneficial interest. The Valuation and Operations Committee met [xx] times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore, Ms. Dryden, Ms. Hennigar, Mr. Kridler (Chairman) and Mr. McCarthy, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
          The Nominating and Fund Governance Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (3) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds and the process by which the Trust’s principal service providers are evaluated); (4) review of completed Trustee and Officer Questionnaires and adjust composition of the Board by recommending the removal, replacement, or retirement of an incumbent Trustee and may recommend the selection and nomination of an appropriate candidate; (5) oversee the implementation of the Board’s policies regarding evaluations of the Board and Trustee peer evaluations; (6) review and make recommendations to the Board regarding the Proxy Voting Guidelines, Policies and Procedures of all Trust adviser and subadvisers; (7) periodic review of Trustee compensation and recommend appropriate changes to the Independent Trustees; (8) oversee implementation of the Trust’s Policy Regarding the Service by Trustees on the Boards of Directors of Public Companies and Unaffiliated Fund Companies; (9) annual review and make recommendations to the Board regarding the Board’s Statements of Policies Regarding the Enhanced Fund Governance and Oversight By, the Enhanced Independence of, & the Enhanced Effectiveness of the Board of Trustees; and (10) monitoring of the performance of legal counsel employed by the independent Trustees, supervision of counsel for the independent Trustees and monitoring of the performance of legal counsel to the Trust, in consultation with the Trust’s management. The Nominating and Fund Governance Committee reports to the full Board with recommendations of any appropriate changes to the Board. This Committee met [xx] times during the past fiscal year and currently consists of the following Trustees: Mr. DeVore (Chairman), Ms. Cholmondeley, Ms. Dryden, Mr. Kridler, and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.
          The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Nationwide Variable Insurance Trust, 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

          The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including for example, fee structures, expense ratios, as the Committee deems to be necessary and appropriate and work with management to implement any recommended changes; (4) to review and monitor the performance of the Trust’s funds and the fund family, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees; (5) to review and monitor the structure of, and the method used to determine, the compensation of each portfolio manager of the Trust’s funds with respect to management of the Trust’s funds and any other account managed by the portfolio manager; and (6) to review and monitor material conflicts of interest that may arise from a portfolio manager’s management of multiple accounts. This Committee met [xx] times during the past fiscal year and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley, Ms. Jacobs (Chairperson), Mr. McCarthy and Mr. Shisler, each of whom (except Mr. Shisler) is not an interested person of the Trust, as defined in the 1940 Act.
OWNERSHIP OF SHARES OF NATIONWIDE FUNDS AS OF DECEMBER 31, 2007

AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES AND/OR SHARES IN
ALL REGISTERED INVESTMENT
	DOLLAR RANGE OF EQUITY SECURITIES	COMPANIES OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE	AND/OR SHARES IN THE FUNDS*	FAMILY OF INVESTMENT COMPANIES
Charles E. Allen	[xx]	[xx]
Paula H.J. Cholmondeley	[xx]	[xx]
C. Brent DeVore	[xx]	[xx]
Phyllis Kay Dryden	[xx]	[xx]
Barbara L. Hennigar	[xx]	[xx]
Barbara I. Jacobs	[xx]	[xx]
Douglas F. Kridler	[xx]	[xx]
Michael D. McCarthy	[xx]	[xx]
David C. Wetmore	[xx]	[xx]
Arden L. Shisler	[xx]	[xx]

*	Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.
OWNERSHIP IN THE FUNDS’ INVESTMENT ADVISER(1), SUBADVISERS(2) OR DISTRIBUTOR(3) AS OF DECEMBER 31, 2007
TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE FUNDS

NAME OF
	OWNERS AND		TITLE OF CLASS
	RELATIONSHIPS	NAME OF	OF	VALUE OF	PERCENT OF
NAME OF TRUSTEE	TO TRUSTEE	COMPANY	SECURITY	SECURITIES	CLASS
Charles E. Allen	[xx]	[xx]	[xx]	[xx]	[xx]
Paula H.J. Cholmondeley	[xx]	[xx]	[xx]	[xx]	[xx]
C. Brent DeVore	[xx]	[xx]	[xx]	[xx]	[xx]
Phyllis Kay Dryden	[xx]	[xx]	[xx]	[xx]	[xx]
Barbara L. Hennigar	[xx]	[xx]	[xx]	[xx]	[xx]
Barbara I. Jacobs	[xx]	[xx]	[xx]	[xx]	[xx]
Douglas F. Kridler	[xx]	[xx]	[xx]	[xx]	[xx]
Michael D. McCarthy	[xx]	[xx]	[xx]	[xx]	[xx]
David C. Wetmore	[xx]	[xx]	[xx]	[xx]	[xx]

(1)	As of December 31, 2007, the sole investment adviser to the series of the Trust was NFA.

(2)	As of December 31, 2007, subadvisers to the series of the Trust included Aberdeen Asset Management Inc., AllianceBernstein L.P., American Century Investments, Inc., BlackRock Investment Management, LLC, Boston Company Asset Management, LLC, Epoch Investment Partners, Inc., Federated Investment Management Company, Gartmore Global Partners, JPMorgan Investment Management, Inc., Morley Capital Management, Inc., Morgan Stanley Investment Management Inc., Neuberger Berman Management Inc., NorthPointe Capital, LLC, Putnam Investment Management, LLC, Oberweis Asset Management, Inc., Van Kampen Asset Management, and Waddell & Reed Investment Management Company.

(3)	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
COMPENSATION OF TRUSTEES
          The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended December 31, 2007. In addition, the table sets forth the total compensation to be paid to the Trustees from all the Nationwide Funds for the fiscal year ended December 31, 2007. Trust officers receive no compensation from the Trust in their capacity as officers.
          The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

PENSION
RETIREMENT
	AGGREGATE	BENEFITS ACCRUED	ESTIMATED ANNUAL	TOTAL
	COMPENSATION	AS PART OF TRUST	BENEFITS UPON	COMPENSATION FOR
NAME OF TRUSTEE	FROM THE TRUST	EXPENSES	RETIREMENT	THE COMPLEX(1)
Charles E. Allen	$[xx]	[xx]	[xx]	[xx]
Paula H.J. Cholmondeley	[xx]	[xx]	[xx]	[xx]
C. Brent DeVore	[xx]	[xx]	[xx]	[xx]

PENSION
RETIREMENT
	AGGREGATE	BENEFITS ACCRUED	ESTIMATED ANNUAL	TOTAL
	COMPENSATION	AS PART OF TRUST	BENEFITS UPON	COMPENSATION FOR
NAME OF TRUSTEE	FROM THE TRUST	EXPENSES	RETIREMENT	THE COMPLEX(1)
Phyllis Kay Dryden	[xx]	[xx]	[xx]	[xx]
Barbara L. Hennigar	[xx]	[xx]	[xx]	[xx]
Barbara I. Jacobs	[xx]	[xx]	[xx]	[xx]
Douglas F. Kridler	[xx]	[xx]	[xx]	[xx]
Michael D. McCarthy	[xx]	[xx]	[xx]	[xx]
David Wetmore	[xx]	[xx]	[xx]	[xx]
Arden L. Shisler	[xx]	[xx]	[xx]	[xx]

(1)	On December 31, 2007, the Fund Complex included two trusts comprised of 101 investment company funds or series.
CODE OF ETHICS
          Federal law requires the Trust, each of its investment adviser, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of the Code of Ethics are on file with the SEC and are available to the public.
PROXY VOTING GUIDELINES
          Federal law requires the Trust and each of its investment adviser and subadviser to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.
INVESTMENT ADVISORY AND OTHER SERVICES
TRUST EXPENSES
          The Trust pays the compensation of the Trustees who are not employees of Nationwide Funds Group (“NFG”), or its affiliates, the compensation of Mr. Shisler listed above, and all expenses (other than those assumed by the investment adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants, land legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholders’ reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholders’ meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for certain Funds and/or classes, as described below. These expense limitations apply to the classes described; if a particular class is not referenced, there is no expense limitation for that class.

INVESTMENT ADVISER
          Under the Investment Advisory Agreement with the Trust, Nationwide Fund Advisors (“NFA” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Trustees.
          NFA manages the day-to-day investments of the assets of the Funds. NFA also pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFG and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
          The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of the Funds, or by either party, on not less than 60 days written notice. The Agreement further provides that NFA may render similar services to others.
          NFA, located at 1200 River Road, Suite 1000, Conshohocken, PA 19428, is a wholly owned subsidiary of Nationwide Financial Services, Inc., a holding company which is a direct majority-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.
          Subject to the supervision of the Adviser and the Trustees, each subadviser manages a Fund’s assets in accordance with such Fund’s investment objective and policies. Each subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.
          Each subadviser provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial period of not more than two years, each Subadvisory Agreement must be approved each year by the Trust’s board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.
          For services provided under the Investment Advisory Agreement, NFA receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

		INVESTMENT
FUND	ASSETS	ADVISORY FEE
Gartmore NVIT International Growth Fund(1)	$0 up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	$2 billion and more	0.80%

NVIT International Value Fund	$0 up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	$2 billion or more	0.65%

NVIT Nationwide Fund	$0 up to $250 million	0.60%
	$250 million up to $1 billion	0.575%
	$1 billion up to $2 billion	0.55%
	$2 billion up to $5 billion	0.525%
	$5 billion and more	0.50%

Nationwide Multi-Manager NVIT	All assets	0.93%
Small Company Fund

Nationwide Multi-Manager NVIT	All assets	0.95%
Small Cap Growth Fund

Nationwide Multi-Manager NVIT	$0 up to $200 million	0.90%
Small Cap Value Fund	$200 million and more	0.85%

Van Kampen NVIT Comstock Value	$0 up to $50 million	0.80%
Fund	$50 million up to $250 million	0.65%
	$250 million up to $500 million	0.60%
	$500 million and more	0.55%

(1)	The advisory fee at each breakpoint is a base fee and actual fees may be higher or lower depending on the Gartmore NVIT International Growth Fund’s performance relative to its benchmark, the MSCI All Country World ex U.S. Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees
Performance Fees — Gartmore NVIT International Growth Fund
     As described above and in the Fund’s prospectus, the Fund is subject to a base investment advisory fee that may be adjusted if the Fund outperforms or underperforms its stated benchmark over a 12-month rolling performance period. The base fee will either be increased or decreased proportionately by the following amounts at each breakpoint, based upon whether the Fund has outperformed or underperformed its benchmark over the preceding 12-month rolling performance period as follows:

Out or Under Performance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage points	+/- 0.04%
+/- 3 percentage points	+/- 0.06%
+/- 4 percentage points	+/- 0.08%
+/- 5 percentage points or more	+/- 0.10%

          As a result, the highest possible advisory fee at each breakpoint and lowest possible advisory fee at each breakpoint are as follows:

	Gartmore NVIT
	International Growth
	Fund
	Possible Advisory Fees
Base Advisory Fee	Highest	Lowest
0.90% for assets up to $500 million	1.00%	0.80%
0.85% for assets of $500 million and more but less than $2 billion	0.95%	0.75%
0.80% on assets of $2 billion and more	0.90%	0.70%
The performance adjustment for the Funds works as follows. If the Fund outperforms its respective benchmark by a maximum of 500 basis points over the preceding 12-month rolling performance period, the advisory fees for the Fund for the most recently completed calendar quarter will increase by a maximum of 10 basis points over each the Fund’s respective base fee. If, however, the Fund underperforms its benchmark by a maximum of 500 basis points over the preceding 12-month rolling performance period, the advisory fees for the Fund for the most recently completed calendar quarter would go down by a maximum of 10 basis points. In the event that the Fund outperforms or underperforms its benchmark by less than 100 basis points over the preceding 12-month rolling performance period, no adjustment will take place and NFA will receive the applicable base fee.
     The base rate and the performance rate are applied separately. The base rate is applied to the Fund’s respective average net assets over the most recent quarter, while the performance adjustment rate is applied to the Fund’s respective average net assets over the preceding 12 month rolling performance period. The corresponding dollar values are then added to arrive at the total NFA advisory fee for the current period.
     By way of example, assume the Fund’s maximum performance adjustment rate of 0.10% is achieved by comparing performance of the Fund to its respective benchmark index over the 12 month rolling performance period ended March 31, 2008. Further assume that NFA is earning a base advisory fee for the Fund at an annualized rate of 0.90%. NFA would receive as its fee for the quarter ending March 31, 2008 one-fourth of the annualized rate of 0.90% times the Fund’s average net assets for the quarter, plus one-fourth the annualized rate of 0.10% times the Fund’s average net assets over the 12 month rolling performance period ended March 31, 2008. It is important to note that by charging the base fee and the performance fee on average net assets over the most recently completed quarter and 12 month rolling performance period, respectively, the fees would be higher in times of generally declining net assets (due to either a market decline or net redemptions) than if the fees were charged on the basis of current net assets. Conversely, in times of generally increasing net assets (due to either a market increase or net purchases) the fees generally would be lower than if the fees were charged on the basis of current net assets.
          LIMITATION OF FUND EXPENSES
          In the interest of limiting the expenses of certain Funds, the Adviser may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, the Adviser has entered into expense limitation agreements with the Trust on behalf of certain of the Funds (each an “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreements, NFA has agreed to waive or limit its fees and to assume other expenses (excluding any taxes, interest, brokerage fees, Rule 12b-1 fees, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization and may exclude other non-routine expenses not incurred in the ordinary course of the Fund’s business). Please note that the waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
          With respect to Gartmore NVIT International Growth Fund, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Advisers pursuant to the Expense Limitation Agreements at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis; and (iv) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.
          Until at least May 1, 2008, as listed for the Funds below, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding taxes, interest, brokerage commissions, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses; in addition, Rule 12b-1 fees and administrative services fees are also excluded for certain Funds/classes.
•	Gartmore NVIT International Growth Fund to 1.25% for Class I, Class II, Class III, and Class Y shares. Class I, Class II, and Class III are described in a separate statement of additional information.
INVESTMENT ADVISORY FEES
          During the fiscal years ended December 31, 2007, 2006 and 2005, NFA earned the following fees for investment advisory services (including fees eventually paid to any subadviser(s)):

	NFA INVESTMENT ADVISORY FEES
	YEAR ENDED DECEMBER 31,
	2007		2006		2005
	FEES	FEES	FEES	FEES	FEES	FEES
FUND	PAID	REIMBURSED	PAID	REIMBURSED	PAID	REIMBURSED
Gartmore NVIT International Growth Fund	$		$634,993	—	$232,817	—
NVIT International Value Fund			2,237,189	—	1,538,703
NVIT Nationwide Fund			9,778,131	—	8,761,388	—
Nationwide Multi-Manager NVIT Small Company Fund			8,700,413	—	8,420,670	—
Nationwide Multi-Manager NVIT Small Cap Growth Fund			1,456,813	—	1,476,914	—
Nationwide Multi-Manager NVIT Small Cap Value Fund			6,232,921	—	6,659,758	—
Van Kampen NVIT Comstock Value Fund			1,893,104	—	1,396,854	10,247
SUBADVISERS
          The Subadvisers, as indicated below, for certain of the Funds advised by the Adviser are as follows:

FUND	SUBADVISER(S)
Gartmore NVIT International Growth Fund	Gartmore Global Partners (“GGP”)(1)

NVIT International Value Fund	AllianceBernstein L.P. (“AllianceBernstein”) (2) and JPMorgan Investment Management Inc. (“JPMorgan”)(3)

FUND	SUBADVISER(S)
NVIT Nationwide Fund	Aberdeen Asset Management Inc. (“Aberdeen”)(4)

Nationwide Multi-Manager NVIT Small Cap Growth Fund	Waddell & Reed Investment Management Company (“WRIMCO”) (5) and Oberweis Asset Management, Inc. (“OAM”)(6)

Nationwide Multi-Manager NVIT Small Cap Value Fund	Aberdeen(4), JPMorgan(3), and Epoch Investment Partners, Inc. (“Epoch”)(7)

Nationwide Multi-Manager NVIT Small Company Fund	American Century Investments, Inc. (“American Century”)(8), Aberdeen(4), Putnam Investment Management, LLC (“Putnam”)(9), Morgan Stanley Investment Management (“MSIM”)(10), Neuberger Berman Management Inc. (“Neuberger Berman”) (11), WRIMCO(5), and GGP(1)

Van Kampen NVIT Comstock Value Fund	Van Kampen Asset Management (“VKAM”)(12)

[1]	Gartmore Global Partners. (“GGP”) is the subadviser for the Gartmore NVIT International Growth Fund and a portion of the Nationwide Multi-Manager NVIT Small Company Fund. GGP is located at 8 Fenchurch Place, London, England, United Kingdom. GGP is owned by a special purpose investment entity whose interests are owned by Hellman & Friedman LLC, a private equity firm, together with members of GGP’s management and executive teams and a number of employees.

[2]	AllianceBernstein L.P. (“AllianceBernstein”) is located at 1345 Avenue of the Americas, New York, New York 10105 and is a subadviser for a portion of the Fund.

[3]	JPMorgan Investment Management Inc. is subadviser for a portion of the NVIT International Value Fund and the Nationwide Multi-Manager NVIT Small Cap Value Fund. JPMorgan is located at 522 Fifth Avenue, New York, NY 10036. JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.

[4]	Aberdeen Asset Management Inc. (“Aberdeen”) is the subadviser for the NVIT Nationwide Fund and a portion of the Nationwide Multi-Manager NVIT Small Cap Value Fund and the Nationwide Multi-Manager NVIT Small Company Fund. Aberdeen is located at 1735 Market Street, 37th Floor, Philadelphia, Pennsylvania 19103. Aberdeen is the U.S. arm of a global investment management group based in the United Kingdom, Aberdeen Asset Management PLC.

[5]	Waddell & Reed Investment Management Company is subadviser for a portion of the Fund. WRIMCO is located at 6300 Lamar, P.O. Box 29217, Overland Park, KS 66201. WRIMCO acts as investment manager to numerous investment companies and accounts.

[6]	Oberweis Asset Management, Inc. is subadviser for a portion of the Fund. Oberweis is located at 3333 Warrenville Road, Suite 500, Lisle, Illinois 60532, and offers investment advice to institutions and individual investors regarding a broad range of investment products. Oberweis was formed in 1989.

[7]	Epoch Investment Partners, Inc. (“Epoch”) is the subadviser for a portion of the Fund. Epoch is wholly-owned by Epoch Holding Corporation, a Delaware corporation. Epoch and Epoch Holding Corporation are both located at 640 Fifth Avenue, 18th Floor, New York, NY 10019.

[8]	American Century Investment Management, Inc. (“American Century”) is a subadviser for a portion of the Fund. American Century is located at 4500 Main Street, Kansas City, Missouri. American Century was formed in 1958.

[9]	Putnam Investment Management, LLC (“Putnam”) is a subadviser for a portion of the Fund. Putnam is located at One Post Office Square, Boston, MA 02109. Putnam is a subsidiary of Putnam, LLC. Putnam, LLC, which generally conducts business under the name Putnam Investments, is owned through a series of wholly-owned subsidiaries by Great-West Lifeco Inc., which is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies.

[10]	Morgan Stanley Investment Management Inc. (“MSIM”) is a subadviser for a portion of the Fund, with principal offices at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley is the direct parent of MSIM. Morgan Stanley is a global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

[11]	Neuberger Berman Management Inc. (“Neuberger Berman”) is the subadviser for a portion of the Fund. Neuberger Berman is located at 605 Third Avenue, New York, New York 10158. Neuberger Berman is an indirect wholly owned subsidiary of Lehman Brothers Holdings Inc.

[12]	Van Kampen Asset Management is the subadviser for the Fund and is located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. VKAM is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley.
          Subject to the supervision of the Adviser and the Trustees, each Subadviser manages the assets of the Funds as listed above in accordance with the Fund’s investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions, places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from the Adviser, calculated at an annual rate based on the average daily net assets of the funds. The Funds have not commenced operations until the date of this SAI, and thus, the Adviser has not paid any investment subadvisory fees to the Subadvisers.
The following table sets forth the amount NFA paid to the Subadvisers for the fiscal years ended December 31, 2007, 2006 and 2005(1):

	YEAR ENDED DECEMBER 31, (1)
FUND	2007		2006	2005
Van Kampen NVIT Comstock Value Fund	$	[xx]	$854,125	$639,817
Nationwide Multi-Manager NVIT Small Cap Value Fund		[xx]	3,346,843	3,572,816
Nationwide Multi-Manager NVIT Small Cap Growth Fund		[xx]	920,095	932,790
Nationwide Multi-Manager NVIT Small Company Fund		[xx]	5,613,174	5,432,695
Gartmore NVIT International Growth Fund		[xx]	317,497	116,409
NVIT International Value Fund		[xx]	1,118,594	769,351
NVIT Nationwide Fund		[xx]	—	—

(1)	The amounts include any fees, if applicable, paid to NWD Management & Research Trust (“NWDMR”). On September 29, 2006, NWDMR transferred all of its investment advisory responsibilities to its wholly-owned investment advisory subsidiary, NFA.

MULTI-MANAGER STRUCTURE
          The Adviser and the Trust have received from the SEC an exemptive order for a multi-manager structure which allows the Adviser to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows the Adviser to revise a subadvisory agreement without shareholder approval. If a subadviser is hired, the change will be communicated to shareholders within 90 days of such change, and the change will be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.
          The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether the subadviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of their evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.
PORTFOLIO MANAGERS
          Appendix C contains the following information regarding each of the portfolio managers identified in the Funds’ prospectus: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.
DISTRIBUTOR
          Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1200 River Road, Suite 1000, Conshohocken, PA 19428 serves as underwriter for each of the Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated as of May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:
          NFA
          Nationwide Fund Management LLC
          Nationwide SA Capital Trust
          Nationwide Life Insurance Company
          Nationwide Life and Annuity Insurance Company
          Nationwide Financial Services, Inc.
          Nationwide Corporation
          Nationwide Mutual Insurance Company
          John H. Grady
          Dorothy Sanders

          Joseph Finelli
          Eric E. Miller
          In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of Fund shares.
DISTRIBUTION PLAN
The Trust, with respect to certain shares of certain Funds, has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act. The Plan permits such Funds to compensate NFD, as the Funds’ principal underwriter, for expenses associated with the distribution of certain classes of the Funds’ shares and providing shareholder services. Class Y shares are not included in the Distribution Plan and therefore Class Y shares do not pay a Rule 12b-1 fee.
          During the fiscal year ended December 31, 2007, NFD earned the following distribution fees under the Plan(1):

FUND		FEES PAID
Van Kampen NVIT Comstock Value Fund	$	[xx]
Gartmore NVIT International Growth Fund		[xx]
NVIT Nationwide Fund		[xx]
Nationwide Multi-Manager NVIT Small Company Fund		[xx]
Nationwide Multi-Manager NVIT Small Cap Growth Fund		[xx]
Nationwide Multi-Manager NVIT Small Cap Value Fund		[xx]
NVIT International Value Fund		[xx]

(1)	The fees are only for the Class II and Class VI shares of the Fund, which are described in a separate statement of additional information.
          As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Plan was initially approved by the Board of Trustees on March 1, 2001. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding applicable shares. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.
          The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.
          NFD may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund’s Shares including, but not limited to, those discussed above. NFD or an affiliate of NFD does pay additional amounts from its own resources to dealers or other financial intermediaries for aid in distribution or for aid in providing administrative services to shareholders.
          The Trust has been informed by NFD that during the fiscal year ended December 31, 2007, the following expenditures were made using the 12b-1 fees received by the principal underwriter with respect to the Funds:

FINANCING
			CHARGES	BROKER
	PROSPECTUS	DISTRIBUTOR	WITH	DEALER
	PRINTING &	COMPENSATION	RESPECT TO B	COMPENSATION
FUND	MAILING(1)	& COSTS	& C SHARES	& COSTS(2)
Gartmore NVIT International Growth Fund	[xx]	[xx]	[xx]	[xx]
NVIT International Value Fund	[xx]	[xx]	[xx]	[xx]
NVIT Nationwide Fund	[xx]	[xx]	[xx]	[xx]
Nationwide Multi-Manager NVIT Small Cap Growth Fund	[xx]	[xx]	[xx]	[xx]
Nationwide Multi-Manage NVIT Small Cap Value Fund	[xx]	[xx]	[xx]	[xx]
Nationwide Multi-Manager NVIT Small Company Fund	[xx]	[xx]	[xx]	[xx]
Van Kampen NVIT Comstock Value Fund	[xx]	[xx]	[xx]	[xx]

(1)	Printing and/or mailing of prospectuses to other than current Fund shareholders.

(2)	Broker-dealer compensation and costs were primarily paid to Nationwide Investment Services Corporation, an affiliate of NFD and underwriter of variable insurance contracts, which are offered by the life insurance company affiliates of NFS.
          A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” on “Printing and Mailing” of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.
FUND ADMINISTRATION AND TRANSFER AGENCY SERVICES
          Under the terms of a Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of NFS, provides various administrative and accounting services to the Funds, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. Each Fund pays NFM a combined annual fee for fund administration and transfer agency services based on the Trust’s average daily net assets according to the following schedule:

AGGREGATE TRUST FEE AS A PERCENTAGE OF
ASSET LEVEL	NET ASSETS
up to $1 billion	0.15%
$1 billion and more up to $3 billion	0.10%
$3 billion and more up to $8 billion	0.05%
$8 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%

          During the fiscal years ended December 31, 2007, 2006, and 2005, Nationwide SA Capital Trust (formerly Gartmore SA Capital Trust), the Trust’s previous administrator, and NFM, as the Trust’s transfer agent, earned combined fund administration and transfer agency fees from the Funds as follows:

	2007	2006	2005
FUND	EARNED	EARNED	EARNED
Gartmore NVIT International Growth Fund	$[xx]	$60,709	36,565
NVIT International Value Fund	[xx]	221,103	181,722
NVIT Nationwide Fund	[xx]	1,124,043	1,068,328
Nationwide Multi-Manager NVIT Small Cap Growth Fund	[xx]	104,196	111,213
Nationwide Multi-Manager NVIT Small Cap Value Fund	[xx]	497,317	548,045
Nationwide Multi-Manager NVIT Small Company Fund	[xx]	688,111	684,957
Van Kampen NVIT Comstock Value Fund	[xx]	182,535	144,370
SUB-ADMINISTRATION
     NFM has entered into a Services Agreement and Sub-Transfer Agent Agreement with Citi Fund Services, Inc. (“Citi”) (formerly, BISYS Fund Services Ohio, Inc.), effective May 1, 2007, to provide certain fund administration and transfer agency services for each of the Funds held beneficially by its customers. For these services, NFM pays Citi an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that Citi is providing such services for:

AGGREGATE TRUST FEE
AS A PERCENTAGE OF NET
ASSET LEVEL**	ASSETS
up to $1 billion	0.10%
$1 billion and more up to $3 billion	0.05%
$3 billion and more up to $8 billion	0.04%
$8 billion and more up to $10 billion	0.02%
$10 billion and more up to $12 billion	0.01%
$12 billion or more	0.005%
          For the fiscal years ended December 31, 2007, 2006, and 2005, Citi earned, [xx], $4,466,744, and $4,367,919, for the combined sub-administration and sub-transfer agency services it provided, respectively.
ADMINISTRATIVE SERVICES PLAN
          Under the terms of an Administrative Services Plan, each Fund is permitted to enter Servicing Agreements with servicing organizations who agree to provide certain administrative support services for the Funds. Such administrative support services include but are not limited to the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.
          As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 2, 2005, pursuant to which Nationwide Financial Services, Inc. (“NFS”) has agreed to provide certain administrative support services to the Funds held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NSI) will receive a fee, which differs based on the class of shares. However, Class Y shares are not included in the Administrative Services Plan, and therefore, Class Y shares do not pay an administrative services fee. No fee is paid with respect to the Class Y shares of any Fund.
          During the fiscal years ended December 31, 2007, 2006 and 2004, NFS and its affiliates earned [xx], $23,841,947, and $18,932,894 in administrative services fees from the Funds (for Classes other than the Class Y shares).
CUSTODIAN
          JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policy making functions for the Funds.
LEGAL COUNSEL
          Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust’s legal counsel.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          [                    ] , serves as Independent Registered Public Accounting Firm for the Trust.
BROKERAGE ALLOCATIONS
          A Fund’s adviser (or a subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
          Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the adviser and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.
          Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a subadviser. In placing orders with such broker-dealers, the adviser or subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser’s or subadviser’s normal research activities or expenses.
          There may be occasions when portfolio transactions r other accounts (including other mutual funds) served by the adviser or subadviser or by an affiliatefor a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts od company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the adviser or subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
          In purchasing and selling investments for the Funds, it is the policy of each of the adviser and subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the adviser or subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
          The adviser and each subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market information. Any such research and other information provided by brokers to an adviser or subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the adviser and subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the adviser or a subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. The adviser and subadvisers are prohibited from considering the broker-dealers sale of shares of any Fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.
          Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.
          For the fiscal year ended December 31, 2007, the clients (including the Funds) of all affiliated advisers of Nationwide Financial and NWD Investment Management, Inc. (“NWD”), the prior parent company of NFA, paid soft dollar commissions in the total amount of $[xx] million. For the fiscal year ended December 31, 2006, the clients (including the Funds) of all affiliated advisers of NWD paid soft dollar commissions in the amount of $7.9 million. Nationwide Financial and, previously, NWD, directs security transactions to brokers providing brokerage and research services to the benefit of all Nationwide Financial and, previously, NWD clients, including the Funds.
          The following table lists the total amount of brokerage commissions paid to brokers for each of the Funds and the amount of transactions on which the commissions were paid:

FOR THE YEAR ENDED DECEMBER 31, 2007

TOTAL AMOUNT
OF
TRANSACTIONS
ON WHICH
	TOTAL BROKERAGE	COMMISSIONS
FUND	COMMISSION	PAID
Gartmore NVIT International Growth Fund	[xx]	[xx]
NVIT Nationwide Fund	[xx]	[xx]
Nationwide Multi-Manager NVIT Small Cap Value Fund	[xx]	[xx]
Nationwide Multi-Manager NVIT Small Company Fund	[xx]	[xx]
Nationwide Multi-Manager NVIT Small Cap Growth Fund	[xx]	[xx]
Van Kampen NVIT Comstock Value Fund	[xx]	[xx]
NVIT International Value Fund	[xx]	[xx]
FOR THE YEAR ENDED DECEMBER 31, 2006

		TOTAL AMOUNT
		OF
		TRANSACTIONS
		ON WHICH
	TOTAL BROKERAGE	COMMISSIONS
FUND	COMMISSION	PAID
Gartmore NVIT International Growth Fund	423,095	257,833,082
NVIT Nationwide Fund	6,523,467	7,526,918,513
Nationwide Multi-Manager NVIT Small Cap Value Fund	3,033,937	1,903,886,749
Nationwide Multi-Manager NVIT Small Company Fund	2,502,553	2,014,343,533
Nationwide Multi-Manager NVIT Small Cap Growth Fund	221,918	187,886,698
Van Kampen NVIT Comstock Value Fund	166,532	229,738,710
NVIT International Value Fund	512,152	358,514,389
FOR THE YEAR ENDED DECEMBER 31, 2005

		TOTAL AMOUNT
		OF
		TRANSACTIONS
		ON WHICH
	TOTAL BROKERAGE	COMMISSIONS
FUND	COMMISSION	PAID
Gartmore NVIT International Growth Fund	178,903.67	117,186,199.50
NVIT Nationwide Fund	5,132,661.01	5,341,043,370.49
Nationwide Multi-Manager NVIT Small Cap Value Fund	3,970,209.35	2,238,441,359.20
Nationwide Multi-Manager NVIT Small Company Fund	2,544,096.32	1,921,310,772.06
Nationwide Multi-Manager NVIT Small Cap Growth Fund	195,230.62	188,291,220.68
Van Kampen NVIT Comstock Value Fund	125,907.83	128,581,082.42
NVIT International Value Fund	401,905.55	231,982,570.24
          Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a subadviser or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.
          Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the adviser or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s most favored unaffiliated customers. The adviser and subadvisers do not deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
          During the fiscal year ended December 31, 2007, the following Funds held investments in securities of their regular broker-dealers:

APPROXIMATE AGGREGATE
VALUE
OF ISSUER’S SECURITIES OWNED
BY
	THE FUND AS OF	NAME OF
FUND	DECEMBER 31, 2007	BROKER OR DEALER
Gartmore NVIT International Growth Fund	[xx]
NVIT Nationwide Fund	[xx]
Nationwide Multi-Manager NVIT Small Cap Value Fund	[xx]
Nationwide Multi-Manager NVIT Small Company Fund	[xx]
Nationwide Multi-Manager NVIT Small Cap Growth Fund	[xx]
Van Kampen NVIT Comstock Value Fund	[xx]
NVIT International Value Fund	[xx]
PURCHASES, REDEMPTIONS AND PRICING OF SHARES
          An insurance company purchases shares of the Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds. For certain of the Funds, shares may also be sold to affiliated Funds of Funds.
          All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.
          The NAV per share of the Funds is determined once daily, as of the close of regular trading on the New York Stock Exchange (generally 4 P.M. Eastern Time) on each business day the New York Stock Exchange is open for regular trading (and on such other days as the Board determines). However, to the extent that a Fund’s investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

          The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other days when the New York Stock Exchange is closed.
          Each Fund reserves the right to not determine net asset value when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s net asset value.
          The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class’ shares outstanding. The Funds may reject any order to buy shares and may suspend the sale of shares at any time.
          Securities for which market quotations are readily available are values at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the New York Stock Exchange (usually 4 P.M. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.
          Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees of the Trust. Short-term debt securities such as commercial paper and U.S. treasury bills, having a remaining maturity of 60 days or less are considered to be “short-term” and are valued at amortized cost which approximates market value. The pricing service activities and results are reviewed by an officer of the Trust.
          The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Funds’ Board of Trustees. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.
          The Funds holding foreign equity securities (the “Foreign Equity Funds”) value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.
          A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent, Nationwide Fund Management LLC.
          The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
PERFORMANCE ADVERTISING
          The Funds may use past performance in advertisements, sales literature, and their prospectus, including calculations of average annual total return, 30-day yield, and seven-day yield, as described below.
CALCULATING YIELD AND TOTAL RETURN
          The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act, or Rule 34b-1 under the 1940 Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
          All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a Fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.
          Certain Funds may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, and annualizing the results, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time.
ADDITIONAL INFORMATION
DESCRIPTION OF SHARES

          The Amended Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
          The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

SERIES	SHARE CLASSES
Van Kampen NVIT Comstock Value Fund	Class I, Class II, Class IV, Class Y
NVIT International Value Fund	Class I, Class II, Class III, Class IV, Class VI, Class Y
NVIT Mid Cap Index Fund*	Class I, Class II, Class III, Class ID
Federated NVIT High Income Bond Fund*	Class I, Class III
Gartmore NVIT Developing Markets Fund*	Class I, Class II
Gartmore NVIT Emerging Markets Fund*	Class I, Class II, Class III, Class VI
Nationwide NVIT Global Financial Services Fund*	Class I, Class II, Class III
Nationwide NVIT Global Health Sciences Fund*	Class I, Class II, Class III, Class VI
Nationwide NVIT Global Technology and Communications Fund*	Class I, Class II, Class III, Class VI
Gartmore NVIT Global Utilities Fund*	Class I, Class II, Class III
Nationwide NVIT Government Bond Fund*	Class I, Class II, Class III, Class IV
Nationwide NVIT Growth Fund*	Class I, Class IV
Gartmore NVIT International Growth Fund	Class I, Class II, Class III, Class Y
Nationwide NVIT Investor Destinations Aggressive Fund*	Class II, Class VI
Nationwide NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class VI
Nationwide NVIT Investor Destinations Moderate Fund*	Class II, Class VI
Nationwide NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class VI
Nationwide NVIT Investor Destinations Conservative Fund*	Class II, Class VI
Nationwide NVIT Mid Cap Growth Fund*	Class I, Class II, Class III, Class IV
Nationwide NVIT Money Market Fund*	Class I, Class IV, Class V, Class ID
Nationwide NVIT Money Market Fund II*	No Class Designation
NVIT Nationwide Fund	Class I, Class II, Class III, Class IV, Class Y
NVIT Nationwide Leaders Fund*	Class I, Class II, Class III
Nationwide NVIT U.S. Growth Leaders Fund*	Class I, Class II, Class III
Gartmore NVIT Worldwide Leaders Fund*	Class I, Class II, Class III
NVIT S&P 500 Index Fund*	Class I, Class II, Class IV, Class ID
Nationwide Multi-Manager NVIT Small Company Fund	Class I, Class II, Class III, Class IV, Class Y
Nationwide Multi-Manager NVIT Small Cap Growth Fund	Class I, Class II, Class III, Class Y
Nationwide Multi-Manager NVIT Small Cap Value Fund	Class I, Class II, Class III, Class IV, Class Y
JP Morgan NVIT Balanced Fund*	Class I, Class IV
Van Kampen NVIT Multi Sector Bond Fund*	Class I, Class III
American Funds NVIT Growth Fund*	Class II, Class VII
American Funds NVIT Growth-Income Fund*	Class II, Class VII
American Funds NVIT Global Growth Fund*	Class II, Class VII
American Funds NVIT Asset Allocation Fund*	Class II, Class VII
American Funds NVIT Bond Fund*	Class II, Class VII
American Funds NVIT Growth-Income Fund*	Class II, Class VII
NVIT Bond Index Fund*	Class II, Class VII, Class ID

SERIES	SHARE CLASSES
NVIT Small Cap Index Fund*	Class II, Class VII, Class ID
NVIT Enhanced Income Fund*	Class II, Class VII, Class ID
NVIT International Index Fund*	Class II, Class VI, Class VII, Class VIII, Class ID
NVIT Core Bond Fund*	Class I, Class II, Class Y
Lehman Brothers NVIT Core Plus Bond Fund*	Class I, Class II, Class Y
NVIT Multi-Manager International Growth Fund*	Class I, Class II, Class III, Class VI, Class Y
NVIT Multi-Manager Large Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Large Cap Value Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Value Fund*	Class I, Class II, Class Y
Neuberger Berman NVIT Multi Cap Opportunities Fund*	Class I, Class II
Van Kampen NVIT Real Estate Fund*	Class I, Class II, Class Y
NVIT Short Term Bond Fund*	Class I, Class II, Class Y
Neuberger Berman NVIT Socially Responsible Fund*	Class I, Class II, Class Y
NVIT Cardinal Aggressive Fund*	Class I, Class II
NVIT Cardinal Moderately Aggressive Fund*	Class I, Class II
NVIT Cardinal Capital Appreciation Fund*	Class I, Class II
NVIT Cardinal Moderate Fund*	Class I, Class II
NVIT Cardinal Balanced Fund*	Class I, Class II
NVIT Cardinal Moderately Conservative Fund*	Class I, Class II
NVIT Cardinal Conservative Fund*	Class I, Class II

*	Information on these Funds is contained in a separate Statement(s) of Additional Information.
          You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
VOTING RIGHTS
          Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Generally, amendment may not be made to the Amended Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended Declaration of Trust without the vote or consent of shareholders to:
          (1) designate series of the Trust; or
          (2) change the name of the Trust; or
          (3) apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.
          Shares have no pre-emptive or conversion rights. Shares, when issued, are fully paid and nonassessable. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required.
SHAREHOLDER INQUIRIES
          All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.
TAX STATUS
          Election To Be Taxed As A Regulated Investment Company
          Each Fund has elected and qualified for its most recent fiscal year, and intends to continue to qualify during the current fiscal year (or if newly organized, intends to elect and qualify), as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes. Each Fund intends to distribute annually all of its investment company taxable income and realized net capital gains (reduced by available capital loss carryovers) and therefore does not expect to pay federal income tax, although in certain circumstances, a Fund may determine that it is in the interest of shareholders (insurance company separate accounts) to distribute less than that amount. The Board of Trustees reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to contract holders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gain.
          In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:
          (i) A Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer;
          (ii) A Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and
          (iii) A Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.
          Excise Tax Distribution Requirements
          To avoid federal excise taxes, the Code requires a Fund to make certain minimum distributions by December 31 of each year. Federal excise taxes will not apply to a Fund in a given calendar year, however, if all of its shareholders (other than certain permitted shareholders) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether a Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment doesn’t exceed $250,000.
          Consent Dividends
          A Fund may utilize consent dividend provisions of Section 565 of the Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of a Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.
          Special Rules Applicable To Variable Contracts
          In addition to the asset diversification and other requirements for qualification as a regulated investment company, each Fund is subject to another set of asset diversification requirements under Section 817(h) of the Code applicable to insurance company separate accounts and their underlying funding vehicles. Each Fund intends to comply with these requirements. If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts.
          To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, a Fund must (a) be qualified as a “regulated investment company”; and (b) have either (i) no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (ii) no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities.
          Section 817(h) of the Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as a Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if –
•	All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

•	Public access to such investment company is available exclusively through the purchase of a variable contract.
          As provided in the offering documents, all the beneficial interests in the Funds are held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Funds is available solely through the purchase of a variable contract. Accordingly, under the look-through rule of Section 817(h) of the Code and Treasury Regulations Section 1.817-5(f), the investing segregated asset account is treated as owning a pro rata portion of each asset of a Fund in which it invests. See Revenue Ruling 2005-7, 2005-6 IRB 464 (January 19, 2005).
          In addition, a contract holder should not be able to direct a Fund’s investment in any particular asset so as to avoid the prohibition on investor control. The Treasury Department may issue future pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued.
          Reference should be made to the prospectus for the applicable contract for more information regarding the federal income tax consequences to an owner of a contract.

OTHER TAX CONSEQUENCES
          Effect Of Foreign Investments On Distributions
          Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from those securities that may reduce distributions.
          The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). When investing in PFIC securities, a Fund intends to mark-to-market these securities and will recognize any gains at the end of its fiscal tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
          Securities Lending
          In a securities lending program, the borrower is entitled to receive the dividend associated with the security borrowed provided that the borrower holds such security on the record date for such dividend. The lender is entitled to receive the economic equivalent of the dividend, as a substitute dividend payment. A Fund’s entry into securities lending transactions may cause substitute dividend payments received from the borrower, in lieu of dividends on loaned stock of domestic corporations, to be not eligible for the corporate dividends received deduction.
          Receipt Of Excess Inclusion Income By A Fund
          Income received by a Fund from certain equity interests in mortgage pooling vehicles is treated as “excess inclusion income.” A Fund may derive such income either as a result of its direct investment in such interests or, indirectly, through its investment in REITs that hold such interests or otherwise qualify as taxable mortgage pools. In general, this income is required to be reported to Fund shareholders that are not disqualified organizations (as defined below) in proportion to dividends paid with the same consequences as if the shareholders directly received the excess inclusion income. Excess inclusion income (i) may not be offset with net operating losses, (ii) represents unrelated business taxable income (UBTI) in the hands of a tax-exempt shareholder that is not a disqualified organization, and (iii) is subject to withholding tax, without regard to otherwise applicable exemptions or rate reductions, to the extent such income is allocable to a shareholder who is not a U.S. person. A Fund must pay the tax on its excess inclusion income that is allocable to “disqualified organizations,” which are generally certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI. To the extent that the Fund shares owned by a disqualified organization are held in record name by a broker/dealer or other nominee, a Fund must inform the broker/dealer or other nominee of the excess inclusion income allocable to them and the broker/dealer or other nominee must pay the tax on the portion of a Fund’ excess inclusion income allocable to them on behalf of the disqualified organizations. Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion.
TAX CONSEQUENCES TO SHAREHOLDERS
          Since shareholders of the Funds will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

          This discussion of “Tax Status,” “Other Tax Consequences” and “Tax Consequences to Contract Holders” is not intended or written to be used as tax advice. The tax consequences for contract owners will depend on the provisions of the variable contracts through which they are invested in shares of the Fund. Please refer to the prospectus for the variable contracts for more information.
FINANCIAL STATEMENTS
          The Report of Independent Registered Public Accounting Firm and Financial Statements of the Trust for the period ended December 31, 2007 included in the Trust’s Annual Report and the Financial Statements of the Trust for the period ended June 30, 2007 included in the Trust’s unaudited Semi-Annual Report are incorporated herein by reference. Copies of the Annual Report and Semi-Annual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-6331.

APPENDIX A
DEBT RATINGS
STANDARD & POOR’S DEBT RATINGS
A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:
1.	Likelihood of default — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
INVESTMENT GRADE

AAA -	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA -	Debt rated ‘AA’ has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A -	Debt rated ‘A’ has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-	Debt rated ‘BBB’ is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
SPECULATIVE GRADE
Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -	Debt rated ‘BB’ is less i vulnerable to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -	Debt rated ‘B’ has a greater vulnerability to default than obligations rated BB but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC -	Debt rated ‘CCC’ is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C -	Debt rated ‘C’ signifies that a bankruptcy petition has been filed, but debt service payments are continued.

D -	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A -	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -	Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
STATE AND MUNICIPAL NOTES
Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

MIG-1—	Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2—	Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3—	Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.
FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS
Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.
The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.
Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.
Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signals imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.
SHORT-TERM RATINGS
STANDARD & POOR’S COMMERCIAL PAPER RATINGS
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated ‘D’ is in payment default. the ‘D’ rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.
STANDARD & POOR’S NOTE RATINGS
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
          The following criteria will be used in making the assessment:
1.	Amortization schedule — the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment — the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.
Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.
MOODY’S SHORT-TERM RATINGS
Moody’s short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.
Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation.

Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
Issuers rated Not Prime do not fall within any of the prime rating categories.
MOODY’S NOTE RATINGS

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.
FITCH’S SHORT-TERM RATINGS
Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.
The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

APPENDIX B — PROXY VOTING GUIDELINES SUMMARIES
1. Aberdeen Asset Management Inc.
HOW PROXIES ARE VOTED
Aberdeen has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for Fund portfolio securities directly managed by Aberdeen. ISS, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. A committee of Aberdeen personnel has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of the various services provided by ISS.
Specifically, ISS assists Aberdeen in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. Aberdeen’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by Aberdeen, generally will result in proxy voting decisions which serve the best economic interests of Clients. Aberdeen has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of Aberdeen on the various types of proxy proposals.
When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation: (i) ISS will notify Aberdeen; and (ii) Aberdeen will use its best judgment in voting proxies on behalf of the Clients.
A summary of the ISS Proxy Voting Guidelines is set forth below.
CONFLICTS OF INTEREST
Aberdeen does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, Aberdeen generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of the Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.
The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of Aberdeen (or between a Fund and those of any of Aberdeen’s affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the chief counsel for Aberdeen. The chief counsel for Aberdeen then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest.
If Aberdeen then casts a proxy vote that deviates from an ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.
CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED
Aberdeen, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which Aberdeen will not process a proxy because it is impractical or too expensive to do so. For example, Aberdeen will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when Aberdeen has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, Aberdeen generally will not seek to recall the securities on loan for the purpose of voting the securities unless Aberdeen determines that the issue presented for a vote warrants recalling the security.
DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS
For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and Aberdeen have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and Aberdeen for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to Aberdeen that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to Aberdeen and (2) to confirm that there have been no material changes to the sub-adviser’s proxy voting policies.
2005 ISS Proxy Voting Guidelines Summary
The following is a concise summary of the ISS proxy voting policy guidelines for 2005.
1. Auditors
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
o   Tenure of the audit firm
o   Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
o   Length of the rotation period advocated in the proposal
o   Significant audit-related issues
o   Number of audit committee meetings held each year
o   Number of financial experts serving on the committee
2. Board of Directors
Voting on Director Nominees in Uncontested Elections
Generally, vote CASE-BY-CASE. But WITHHOLD votes from:
o   Insiders and affiliated outsiders on boards that are not at least majority independent
o   Directors who sit on more than six boards, or on more than two public boards in addition to their own if they are CEOs of public companies
o   Directors who adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption
o   Directors who serve on the compensation committee when there is a negative correlation between chief executive pay and company performance (fiscal year end basis)

o   Directors who have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election
Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.
Independent Chairman (Separate Chairman/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines. Additionally, the company should not have underperformed its peers.
Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the ISS definition of independence.
Open Access (shareholder resolution)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent’s rationale.
3. Shareholder Rights
Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.
Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.
Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.
Cumulative Voting
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.
Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.
4. Proxy Contests
Voting for Director Nominees in Contested Elections
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.
5. Poison Pills
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.
6. Mergers and Corporate Restructurings
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.
7. Reincorporation Proposals
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
8. Capital Structure
Common Stock Authorization
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.
Dual-class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o   It is intended for financing purposes with minimal or no dilution to current shareholders

o   It is not designed to preserve the voting power of an insider or significant shareholder
9. Executive and Director Compensation
ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.
Vote AGAINST a plan if the cost exceeds the allowable cap.
Vote FOR a plan if the cost is reasonable (below the cap) unless any of the following conditions apply:
o   The plan expressly permits repricing of underwater options without shareholder approval; or
o   There is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on; or
o   The company’s most recent three-year burn rate is excessive and is an outlier within its peer group.
A company that has triggered the burn rate policy may avoid an AGAINST vote recommendation, if it commits to meet the industry average burn rate over the next three years. The above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate improved performance in an additional public filing such as a DEFA 14A or 8K. To demonstrate improved performance, committee members should review all components of a CEO’s compensation and prepare a tally sheet with dollar amounts under various payout scenarios. The committee should also have the sole authority to hire and fire outside compensation consultants.
Director Compensation
Before recommending a vote FOR a director equity plan, ISS will review the company’s proxy statement for the following qualitative features:
o   Stock ownership guidelines (a minimum of three times the annual cash retainer)
o   Vesting schedule or mandatory holding/deferral period (minimum vesting of three years for stock options or restricted stock)
o   Balanced mix between cash and equity
o   Non-employee directors should not receive retirement benefits/perquisites
o   Detailed disclosure of cash and equity compensation for each director
Management Proposals Seeking Approval to Reprice Options
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o   Historic trading patterns
o   Rationale for the repricing
o   Value-for-value exchange
o   Option vesting

o   Term of the option
o   Exercise price
o   Participation
o   Treatment of surrendered options
Qualified Employee Stock Purchase Plans
Vote on qualified employee stock purchase plans on a CASE-BY-CASE basis. Vote FOR qualified employee stock purchase plans where all of the following apply:
o   Purchase price is at least 85 percent of fair market value,
o   Offering period is 27 months or less, and
o   Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST qualified employee stock purchase plans where any of the opposite conditions occur.
Nonqualified Employee Stock Purchase Plans
Vote on nonqualified employee stock purchase plans on a CASE-BY-CASE basis.
Vote FOR nonqualified plans with all the following features:
o   Broad-based participation
o   Limits on employee contribution (a fixed dollar amount or a percentage of base salary)
o   Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value
o   No discount on the stock price on the date of purchase since there is a company matching contribution
Vote AGAINST nonqualified employee stock purchase plans if they do not meet the above criteria.
2. AllianceBernstein L.P.
STATEMENT OF POLICIES AND PROCEDURES FOR VOTING PROXIES
1. Introduction
As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.
This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940.

This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both U.S. and non-U.S. securities.
2. Proxy Policies
This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:
2.1. Corporate Governance
AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.
2.2. Elections of Directors
Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-U.S. markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.
2.3. Appointment of Auditors
AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.
2.4. Changes in Legal and Capital Structure
Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.
2.5. Corporate Restructurings, Mergers and Acquisitions
AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.
2.6. Proposals Affecting Shareholder Rights
AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.
2.7. Anti-Takeover Measures
AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.
2.8. Executive Compensation
AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.
2.9. Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.
3. Proxy Voting Procedures
3.1. Proxy Voting Committees
Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.
3.2. Conflicts of Interest
AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.
Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.
3.3. Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.
In addition, voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-U.S. issuers, we vote proxies on a best efforts basis.
3.4. Loaned Securities
Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.
3. American Century Investment Management Inc.
The Manager is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the Manager is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The Manager attempts to consider all factors of its vote that could affect the value of the investment. The funds’ board of [directors/trustees] has approved the Manager’s Proxy Voting Guidelines to govern the Manager’s proxy voting activities.
The Manager and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The Proxy Voting Guidelines specifically address these considerations and establish a framework for the Manager’s consideration of the vote that would be appropriate for the funds. In particular, the Proxy Voting Guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

❖	Election of Directors

❖	Ratification of Selection of Auditors

❖	Equity-Based Compensation Plans

❖	Anti-Takeover Proposals

	➢	Cumulative Voting

	➢	Staggered Boards

	➢	“Blank Check” Preferred Stock

	➢	Elimination of Preemptive Rights

	➢	Non-targeted Share Repurchase

	➢	Increase in Authorized Common Stock

	➢	“Supermajority” Voting Provisions or Super Voting Share Classes

	➢	“Fair Price” Amendments

	➢	Limiting the Right to Call Special Shareholder Meetings

	➢	Poison Pills or Shareholder Rights Plans

	➢	Golden Parachutes

	➢	Reincorporation

	➢	Confidential Voting

	➢	Opting In or Out of State Takeover Laws

❖	Shareholder Proposals Involving Social, Moral or Ethical Matters

❖	Anti-Greenmail Proposals

❖	Changes to Indemnification Provisions

❖	Non-Stock Incentive Plans

❖	Director Tenure

❖	Directors’ Stock Options Plans

❖	Director Share Ownership
Finally, the Proxy Voting Guidelines establish procedures for voting of proxies in cases in which the Manager may have a potential conflict of interest. Companies with which the Manager has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.
A copy of the Manager’s current Proxy Voting Guidelines are available on the funds’ website at www.americancentury.com.
4. Epoch Investment Partners, Inc.
Introduction
The Firm has adopted this Proxy Voting Policy and Procedures (the “Policy”) to comply with Rule 206(4)-6 (the “Rule”) under the Advisers Act. The Rule requires each investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients. Such procedures must: Include how the adviser addresses material conflicts that may arise between its own interests and those of its clients; (b) Disclose to clients how they may obtain information from the adviser about how it voted with respect to their securities; and (c) Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.
The staff of the Securities and Exchange Commission has issued interpretive guidance on investment advisers that use the recommendations of independent third parties to vote client proxies in its letter to Egan-Jones Proxy Services (pub. Avail. May 27, 2004). The interpretive letter addresses what is meant by “independent third party.” The letter states that a third party generally would be independent of an investment adviser if that person is free from influence or any incentive to recommend that the proxies should be voted in anyone’s interest other than the adviser’s clients. An adviser should not, however, conclude that it is appropriate to follow the voting recommendations of an independent proxy voting firm without first ascertaining, among other things, whether the proxy voting firm (a) has the capacity and competency to adequately analyze proxy issues, and (b) can make such recommendations in an impartial manner and in the best interests of the adviser’s clients.
The interpretive letter also discusses conflicts of interest that can arise from the proxy voting firm’s relationships with issuers. When the proxy voting firm has a relationship with an issuer of voting securities (e.g., to provide advice on corporate governance issues), the adviser’s proxy voting procedures should require a proxy voting firm to disclose to the adviser any relevant facts concerning the firm’s relationship with the issuer, such as the amount of the compensation that the firm has received or will receive. That information will enable the investment adviser to determine whether the proxy voting firm can make voting recommendations in an impartial manner and in the best interests of the clients, or whether the adviser needs to take other steps to vote the proxies.
Policy
When the Firm votes proxies for a client, the Firm seeks to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. It is imperative to the Firm’s integrity and reputation that it considers the interests of its clients, and not the interests of the Firm, when voting proxies. All proxy voting decisions will be made under the supervision of the Firm’s compliance department.
In light of the Firm’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the Firm has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the Firm include in-depth research, voting recommendations, vote execution and recordkeeping. The Firm has also adopted ISS’s proxy voting guidelines. Notwithstanding the foregoing, the Firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of ISS, the Firm will memorialize the reasons supporting that judgment and retain a copy of those records for the Firm’s files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voting consistent with the Firm’s fiduciary duties.
The Firm believes that the retention of the services of ISS and the adoption of the proxy voting procedures of ISS adequately addresses the risks of material conflicts that may arise between the Firm’s interests and those of its clients. ISS Proxy Voting Guidelines Summaries are included in Attachment A.
Recordkeeping
Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Firm will be responsible for the following procedures and for ensuring that the required documentation is retained.
Client request to review proxy votes:

▪	Any request, whether written (including e-mail) or oral, received by any employee of Epoch, must be promptly reported to the Chief Compliance Officer. All written requests must be retained in the permanent file.

▪	The Chief Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

▪	In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Chief Compliance Officer will distribute to any client requesting proxy voting information the complete proxy voting record of Epoch for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.[1]

Any report disseminated to a client(s) will contain the following legend:
“This report contains the full proxy voting record of Adviser Epoch. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

▪	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.
Proxy Voting Policy and Procedures:

▪	Proxy Voting Policy and Procedures.
Proxy statements received regarding client securities:

▪	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: Epoch is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.
Proxy voting records:

▪	Epoch Proxy Voting Record.

▪	Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.
Disclosure

▪	Epoch will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.
Proxy Solicitation
          As a matter of practice, it is Epoch’s policy to not reveal or disclose to any client how Epoch may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. Epoch will never disclose such information to unrelated third parties.

[1]	For clients who have provided Epoch with specific direction on proxy voting, the Chief Executive Officer and/or Assistant Portfolio Manager will review the proxy voting record and permanent file in order to identify those proposals voted differently than how Epoch voted clients not providing direction.

          The Chief Compliance Officer is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The Chief Compliance Officer shall handle all responses to such solicitations.
5.	Gartmore Global Partners
The corporate governance policy of Gartmore Global Partners (GGP) is intended to give our clients a voice in the companies in which they invest. That voice is being heard when GGP casts its clients’ votes at company meetings. This document only summarizes GGP’s position and for a fuller understanding reference must be made to GGP’s full corporate governance statement.
CORPORATE GOVERNANCE
Corporate Governance establishes the appropriate corporate structure for wealth creation in the interests of shareholders. Policy needs to be applied flexibly, pragmatically and appropriately to the circumstances of the company. We take into account the corporate cultures of different countries but aim to apply the same principles.
GARTMORE’S POSITION
Voting rights are part of the value of an investment and to be used constructively in our clients’ best interest. We aim to vote at General Meetings of companies in which we invest but recognize the practical difficulties which may prevent this in some markets. We support good practice in business and endorse the OECD Principles of Corporate Governance as part of the development of codes of best practice for individual markets.
VOTING GUIDELINES
•	Shareholder rights — should be protected. Shareholders should be able to participate in general meetings in proportion to their ownership of the company.

•	Capital issue and repurchase should be on equal terms to all holders.

•	Decisions on take-over bids are based on the long-term interests of our clients. Anti-takeover devices should not be used to shield management from accountability.

•	Board Structure — there should be sufficient independent non-executives to balance executive management.

•	Chairman and Chief Executive — these significantly different roles should be separated to prevent undue concentration of power within the company.

•	Board Committees — strong audit and remuneration committees composed principally of independent non-executive directors should be used to resolve conflicts of interest between executives and the company.

•	Service contracts — should not be of excessive length or used to shield executives who do not perform.

•	Re-election — all directors should be required to stand for re-election at regular intervals, at least every 3 years.

•	Incentive schemes — share based remuneration schemes should be subject to shareholder approval. We favor schemes which include challenging performance criteria.
GARTMORE’S PROCEDURES
          We have a specialist corporate governance function which is responsible for developing and executing policy on behalf of our clients. It is headed by a senior executive with long experience in investment. The fund manager or research analyst with responsibility for our investment in a company reviews resolutions, casts a critical eye over governance, identifies and is actively involved in formulating our response to controversial issues. Where required GGP will take necessary steps to retain proxy voting records for the period of time as specified by regulations.

Conflicts of Interest
          GGP recognizes that circumstances can occur where it faces an actual or perceived material conflict of interest in effecting the policy of voting proxies. Some of these potential conflicts of interest include, but are not limited to:
•	where GGP (or an affiliate) manages assets, administers employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate’s) relationship with the company

•	where GGP (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where GGP (or an affiliate) may manage assets for where GGP (or an affiliate) or any members of its staff may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where GGP (or an affiliate) or any member of its staff may have a personal interest in the outcome of a particular matter before shareholders. Where such conflicts arise, arrangements will be made to ensure that decisions are taken in the long-term interests of clients as a whole. These arrangements may include:
o	referring decisions to a senior manager unconnected with the day to day management of the fund concerned

o	using the advice of an outside body

o	approaching clients directly.
          In order to avoid even the appearance of impropriety, in the event that GGP (or an affiliate) manages assets for a company, its pension plan, or related entity, GGP will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.
6.	JPMorgan Investment Management Inc.
As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”), may be granted by their clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMAM has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.
JPMAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.
Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.
To oversee and monitor the proxy-voting process, each JPMAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues implemented by the relevant JPMAM entity. The procedures permit an independent proxy voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.
Exhibit A
JPMorgan High Yield Partners LLC
JPMorgan Investment Advisors Inc.
Bank One Trust Company, NA
JPMorgan Chase Bank , NA
J.P. Morgan Asset Management (London) Limited
J.P. Morgan Asset Management (UK) Limited
J.P. Morgan Investment Management Inc.
J.P. Morgan Investment Management Limited
JF Asset Management Limited
JF Asset Management (Singapore) Limited
JF International Management Inc.
Pacholder & Company, LLC
Security Capital Research & Management Incorporated
7.	Morgan Stanley Investment Management

I.	POLICY STATEMENT
Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services’ Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.
Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.
II.	GENERAL PROXY VOTING GUIDELINES
To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.
III.	GUIDELINES
A. Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.
i.	General.

1.	Generally, routine management proposals will be supported. The following are examples of routine management proposals:
•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”
2.	Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

3.	Proposals requiring confidential voting and independent tabulation of voting results will be supported.

4.	Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

5.	Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

6.	Proposals to require the company to expense stock options will be supported.

7.	Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

8.	Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

9.	Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.
ii.      Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.
1.	The following proposals generally will be supported:
•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.
2.      Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:
(a)	If a company’s board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

(b)	If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)	A direct conflict exists between the interests of the nominee and the public shareholders;

(d)	Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)	A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(f)	A nominee serves on the board of directors for more than six companies (excluding investment companies).
iii.	Auditors

1.	Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

2.	Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

3.	Proposals to indemnify auditors will not be supported.

iv.	Anti-Takeover Matters

1.	Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

2.	Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.	Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.
B. Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.
1.	The following proposals generally will be supported:
•	Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
2.	The following proposals generally will not be supported (notwithstanding management support).
•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.
C. Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.
1.	The following proposals generally will be supported:
•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.
D. Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.
1.	Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.	Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.
E. Items to be reviewed by the Proxy Review Committee
The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.
i.	Corporate Transactions
•	Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, where there is no portfolio manager objection and where there is no material conflict of interest, generally will be supported and will not need to be reviewed by the Proxy Review Committee.
ii.	Compensation
•	Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•	Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.
iii.	Other
•	Proposals for higher dividend payouts.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•	Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•	Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.
F. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.
IV.	ADMINISTRATION OF POLICY

A.	Proxy Review Committee
1.	The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.
(a)	The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)	The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

•	Identification of Material Conflicts of Interest
1.	If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.	A material conflict of interest could exist in the following situations, among others:

(a)	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
•	Proxy Voting Reports
(a)	MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)	MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.
8.	Neuberger Berman Management Inc.
The Board of Trustees has delegated to NB Management the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, NB Management is required by the Board of Trustees to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board of Trustees permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.
NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Funds. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.
NB Management’s guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.
In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.
If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 1-800-877-9700 (toll-free) or visiting www.nb.com or the website of the SEC, www.sec.gov.
9.	Oberweis Asset Management, Inc.
POLICY
Oberweis Asset Management, Inc. (the “Adviser”) acts as discretionary investment adviser to various clients, including The Oberweis Funds (the “Fund”). The Adviser will not exercise voting authority with respect to client securities, unless a client has authorized the Adviser to exercise such discretion pursuant to the client’s advisory contract with the Adviser. The Adviser will exercise voting authority with respect to securities held by the Fund.
The Adviser’s policy is to vote proxies in the best economic interests of clients. The principles which guide the voting policy of the Adviser are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. The Adviser’s investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because the Adviser generally makes investments in companies in which the Adviser has confidence in the management, proxies generally are voted in accord with management’s recommendation. The Adviser may vote a proxy in a manner contrary to management’s recommendation if, in the judgment of the Adviser, the proposal would not enhance shareholder value.
The Adviser has retained Institutional Shareholder Services (“ISS”), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. The proxy voting guidelines are set forth in the ISS Proxy Voting Guidelines Summary, a copy of which is attached, and the ISS Proxy Voting Manual. The Summary is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual. While ISS makes the proxy voting recommendations, the Adviser retains the ultimate authority on how to vote. In general, based on its review of ISS’ proxy voting recommendations, it is anticipated that the Adviser will be in agreement with ISS recommendations and no other action will be required by the Adviser.
PROCEDURES
Steven J. Lemire, Vice President, is responsible for monitoring corporate actions. Steven J. Lemire, Vice President, is also responsible for ensuring that all proxies are voted in a timely manner and, except where a conflict exists, are voted consistently across client accounts.
Steven J. Lemire, Vice President, is responsible for monitoring for conflicts of interest between the Adviser (and/or its affiliated persons) and its clients, including the Fund and its shareholders. Such a conflict may arise, for example, when the Adviser has a business relationship with (or is actively soliciting business from) the company soliciting proxies or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. All employees are responsible for notifying Steven J. Lemire, Vice President, with respect to any conflict of interest of which they become aware.
Upon receipt of proxy statements on behalf of the Adviser’s clients, ISS will vote the proxies in accordance with its recommendations and no action is required by the Adviser unless it disagrees with ISS’ recommendation. If the Adviser disagrees with ISS’ vote recommendation, it will override the vote and communicate to ISS how to mark and process the vote. In such case, James W. Oberweis, President, or other officer of the Adviser as designated by James W. Oberweis, will vote the proxy.
The following matters will be referred to the Adviser’s Proxy Committee for instructions: (1) matters where ISS indicates that the application of the recommendations is unclear; (2) matters which ISS indicates are not covered by the recommendations; (3) any other unique matters that may require review by the committee, and (4) if applicable as described under “Conflicts of Interest” below, matters where there is a potential or actual conflict of interest. The Proxy Committee will formulate a recommendation on such matters in accordance with the Adviser’s goal to maximize the value of client assets. The Proxy Committee will provide voting instructions on such matters to James W. Oberweis, President, who will vote in accordance with those instructions. The members of the Proxy Committee are identified on Schedule A, which may be amended from time to time.
CONFLICTS OF INTEREST
If the Adviser determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, the Adviser will follow the recommendations of ISS except as follows. If the Adviser and/or the Proxy Committee believes that it would be in the interest of the Adviser’s clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.
In any event, the Adviser will report to the Board of the Fund regarding any conflicts of interest with respect to the Fund, including how the conflict was resolved, at the next regularly scheduled Board meeting.
RECORDKEEPING
General
The Adviser will maintain the following records:
•	these Policies and Procedures, including any amendments;

•	proxy statements received regarding client securities (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on ISS;

•	a record of each vote cast on behalf of a client (provided, however, that the Adviser may rely on ISS;

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorialized the basis for the decision; and

•	a copy of each written client request for information on how the Adviser voted proxies on behalf of that client and the Adviser’s written response to any client request (whether written or oral) on how the Adviser voted proxies on behalf of that client.

The Adviser will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.
The Fund
With respect to proxies voted on behalf of the Fund, the Adviser will coordinate with ISS to compile for each portfolio of the Fund for each matter with respect to which the portfolio was entitled to vote, the information required to be included in Form N-PX for each 12-month period ending June 30 in order to assist the Fund in filing Form N-PX with the SEC by August 31 of each year.
DISCLOSURE
The Adviser will describe in Part II of its Form ADV these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in Part II of its Form ADV how a client may obtain information on how the Adviser voted with respect to that client’s securities.
AMENDMENTS
These Policies and Procedures may be amended by the Adviser from time to time. However, such amendments must be reported to the Board of the Fund at the next regularly scheduled Board meeting.
Dated August 1, 2003, as amended May 20, 2004 and further amended January 27, 2005.
Schedule A
Members of Proxy Committee
(as of August 1, 2003)
Patrick B. Joyce
James W. Oberweis
Martin L. Yokosawa
10.	Putnam Investment Management, LLC
The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Coordinator, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.
The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when the funds may not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Coordinator’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.
Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Coordinator of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals will submit a written recommendation to the Proxy Coordinator and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items pursuant to the funds’ “Proxy Voting Procedures.” The Proxy Coordinator, in consultation with the funds’ Senior Vice President, Executive Vice President, and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.
The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been put forth by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-U.S. issuers.
The Putnam funds will disclose their proxy votes in accordance with the timetable established by SEC rules (i.e., not later than August 31 of each year for the most recent 12-month period ended June 30).
I. BOARD-APPROVED PROPOSALS
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:
Matters relating to the Board of Directors
Uncontested Election of Directors
The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:
▶ The funds will withhold votes for the entire board of directors if
· the board does not have a majority of independent directors,
· the board has not established independent nominating, audit, and compensation committees,
· the board has more than 19 members or fewer than five members, absent special circumstances,
· the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or
· the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.
▶ The funds will on a case-by-case basis withhold votes from the entire board of directors where the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance.
▶The funds will withhold votes for any nominee for director who:
· is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

· attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),
· as a director of a public company (Company A), is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or
· serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).
Commentary:
Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the receipt of any amount of compensation for services other than service as a director raises significant independence issues.
Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.
Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.
Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.
Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance.
Contested Elections of Directors
▶ The funds will vote on a case-by-case basis in contested elections of directors.
Classified Boards

▶ The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.
Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.
Other Board-Related Proposals
The funds will generally vote for board-approved proposals that have been approved by a majority independent board, and on a case-by-case basis on board-approved proposals where the board fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).
Executive Compensation
The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:
▶ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).
▶ The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).
▶ The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67% .
▶ The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).
▶ The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.
▶ Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.
Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. The funds may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization
Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:
▶ The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).
▶ The funds will vote for proposals to effect stock splits (excluding reverse stock splits).
▶ The funds will vote for proposals authorizing share repurchase programs.
Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.
Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions
Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:
▶ The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.
Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.
Anti-Takeover Measures
Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:
▶ The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and
▶ The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance shareholder value under certain circumstances. As a result, the funds will consider proposals to approve such matters on a case-by-case basis.
Other Business Matters
Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:
▶ The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits to change a company’s name or to authorize additional shares of common stock).
▶ The funds will vote against authorization to transact other unidentified, substantive business at the meeting.
▶ The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.
Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view such items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Coordinator’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.
II. SHAREHOLDER PROPOSALS
SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:
▶ The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.
▶ The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.
▶ The funds will vote on a case-by-case basis on shareholder proposals requiring companies to make payments under management severance agreements only if both of the following conditions are met:
o the company undergoes a change in control, and
o the change in control results in a loss of employment for the person receiving the severance payment.
▶The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.
▶ The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

▶ The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).
▶ The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.
▶ The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.
Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors –and in particular their independent directors – accountable for their actions, rather than imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis.
However, the funds generally support shareholder proposals to declassify a board or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments to appropriate situations may further these goals in some instances and the funds will consider supporting these shareholder proposals on a case by case basis. (The funds’ Trustees will also consider whether the severance payments, taking all of the pertinent circumstances into account, constitute excessive compensation.)
The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The fund will consider on a case by case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The fund does not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.
The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.
III. VOTING SHARES OF NON-U.S. ISSUERS
Many of the Putnam funds invest on a global basis, and, as a result, they may be required to vote shares held in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and that are not listed on a U.S. securities exchange or the NASDAQ stock market. Because non-U.S. issuers are incorporated under the laws of countries and jurisdictions outside the U.S., protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers.
In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.
In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee. In countries where share re-registration is practiced, the funds will generally not vote proxies.
The funds will vote proxies of non-U.S. issuers in accordance with the foregoing guidelines where applicable, except as follows:
Uncontested Election of Directors
Japan
▶ For companies that have established a U.S.-style corporate structure, the funds will withhold votes for the entire board of directors if
· the board does not have a majority of outside directors,
· the board has not established nominating and compensation committees composed of a majority of outside directors, or
· the board has not established an audit committee composed of a majority of independent directors.
▶ The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.
Commentary:
Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.
Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea
▶ The funds will withhold votes for the entire board of directors if
· the board does not have a majority of outside directors,
· the board has not established a nominating committee composed of at least a majority of outside directors, or
· the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.
Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.
United Kingdom
▶ The funds will withhold votes for the entire board of directors if
· the board does not have at least a majority of independent non-executive directors,
· the board has not established nomination committees composed of a majority of independent non-executive directors, or
· the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.
▶ The funds will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees).
Commentary:
Application of guidelines: Although the U.K.’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will be applied in a prescriptive manner.
Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence.
Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.
Canada
In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, the funds will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.
Commentary: Like the U.K.’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because the funds’ Trustees believe that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.
Russia
▶ The funds will vote on a case-by-case basis for the election of nominees to the board of directors.
Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular,” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.
In Russia, as in other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.
Other Matters
▶ The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.
▶ The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.
▶ The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.
▶ The funds will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of the company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of the company’s outstanding common stock where shareholders have preemptive rights.
11. Van Kampen Asset Management
I. POLICY STATEMENT
Introduction — Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The Policy will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by the Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van

Kampen Asset Management, and Van Kampen Advisors Inc. (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates”).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to herein as the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy (except for the Morgan Stanley KLD Social Index Fund, which votes proxies pursuant to the Institutional Shareholder Services’ Social Investment Research Proxy Voting Guidelines) pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the “named fiduciary” for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.
Proxy Research Services - Institutional Shareholder Services (“ISS”) and Glass Lewis (together with other proxy research providers as MSIM Affiliates may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the recommendations of the Research Providers in making proxy voting decisions, they are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM’s Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the Research Providers.
Voting Proxies for Certain Non-U.S. Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate’s voting instructions. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to MSIM’s clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients’ non-U.S. proxies.
II. GENERAL PROXY VOTING GUIDELINES
To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) this Policy, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in

Appendix A. A MSIM Affiliate will not generally vote a proxy if it has sold the affected security between the record date and the meeting date.
III. GUIDELINES
A. Corporate Governance Matters. The following proposals will generally be voted as indicated below, unless otherwise determined by the Proxy Review Committee.
i.        General.
3.	Generally, routine management proposals will be supported. The following are examples of routine management proposals:
•	Approval of financial statements, director and auditor reports.

•	General updating/corrective amendments to the charter.

•	Proposals related to the conduct of the annual meeting, except those proposals that relate to the “transaction of such other business which may come before the meeting.”
2.	Proposals to eliminate cumulative voting generally will be supported; proposals to establish cumulative voting in the election of directors will not be supported.

10.	Proposals requiring confidential voting and independent tabulation of voting results will be supported.

11.	Proposals requiring a U.S. company to have a separate Chairman and CEO will not be supported. Proposals requiring non-U.S. companies to have a separate Chairman and CEO will be supported.

12.	Proposals by management of non-U.S. companies regarding items that are clearly related to the regular course of business will be supported.

13.	Proposals to require the company to expense stock options will be supported.

14.	Open-ended requests for adjournment generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported.

15.	Proposals to declassify the Board of Directors (if management supports a classified board) generally will not be supported.

16.	Proposal requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders generally will not be supported.
ii.	Election of Directors. In situations where no conflict exists and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.
1.	The following proposals generally will be supported:

•	Proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors.

•	Proposals requiring that members of the company’s compensation, nominating and audit committees be comprised of independent or unaffiliated directors.
2.	Unless otherwise determined by the Proxy Review Committee, a withhold vote will be made in the following circumstances:
(a)	If a company’s board is not comprised of a majority of disinsterested directors, a withhold vote will be made for interested directors. A director nominee may be deemed to be interested if the nominee has, or any time during the previous five years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

(b)	If a nominee who is interested is standing for election as a member of the company’s compensation, nominating or audit committees;

(c)	A direct conflict exists between the interests of the nominee and the public shareholders;

(d)	Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a “bright line” test. These would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board;

(e)	A nominee has failed to attend at least 75% of board meetings within a given year without a reasonable excuse; or

(g)	A nominee serves on the board of directors for more than six companies (excluding investment companies).
iv.      Auditors
4.	Generally, management proposals for selection or ratification of auditors will be supported. However, such proposals may not be supported if the audit fees are excessive. Generally, to determine if audit fees are excessive, a 50% test will be applied: i.e., non-audit fees should be less than 50% of the total fees paid to the auditor.

5.	Proposals requiring auditors to attend the annual meeting of shareholders will be supported.

6.	Proposals to indemnify auditors will not be supported.
iv.     Anti-Takeover Matters
1.	Proposals to modify or rescind existing supermajority vote requirements to amend the charter or bylaws will be supported; proposals to amend by-laws to require a supermajority shareholder vote to pass or repeal certain provisions will not be supported.

4.	Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

3.	Proposals requiring shareholder approval or ratification of a shareholder rights plan or poison pill will be supported.
B. Capitalization changes. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.
2.	The following proposals generally will be supported:
•	Proposals relating to capitalization changes that eliminate other classes of stock and/or eliminate unequal voting rights.

•	Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

•	Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

•	Proposals for share repurchase plans.

•	Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Proposals to effect stock splits.

•	Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.
2.	The following proposals generally will not be supported (notwithstanding management support).
•	Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

•	Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

•	Proposals to create “blank check” preferred stock.

•	Proposals relating to changes in capitalization by 100% or more.
C. Compensation. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.
2.	The following proposals generally will be supported:

•	Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

•	Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

•	Proposals for the establishment of employee stock option plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	Blanket proposals requiring shareholder approval of all severance agreements will not be supported, however, proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

3.	Blanket proposals requiring shareholder approval of executive compensation generally will not be supported.

4.	Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission (“SEC”) regulations generally will not be supported.
D. Other Recurring Items. The following proposals generally will be voted as indicated below, unless otherwise determined by the Proxy Review Committee.
1.	Proposals to add restrictions related to social, political, environmental or special interest issues that do not relate directly to the business of the company and which do not appear to be directed specifically to the business or financial interest of the company generally will not be supported.

2.	Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate will not be supported.
E. Items to be reviewed by the Proxy Review Committee
The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.
i.	Corporate Transactions
•	Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, Research Providers’ research and analysis will be used along with MSIM Affiliates’ research and analysis, including, among other things, MSIM internal company-specific knowledge. Proposals for mergers or other significant transactions that are friendly, approved by the Research Providers, where there is no portfolio manager objection and where there is no material conflict of interest, generally will be supported and will not need to be reviewed by the Proxy Review Committee.
ii.	Compensation

•	Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered. With respect to proposals related to severance and change of control situations, MSIM Affiliates will support a maximum of three times salary and bonus.

•	Proposals relating to Executive/Director stock option plans. Generally, stock option plans should be incentive based. The Proxy Review Committee will evaluate the quantitative criteria used by a Research Provider when considering such Research Provider’s recommendation. If the Proxy Review Committee determines that the criteria used by the Research Provider is reasonable, the proposal will be supported if it falls within a 5% band above the Research Provider’s threshold.

•	Compensation proposals that allow for discounted stock options that have not been offered to employees in general.
iii.	Other
•	Proposals for higher dividend payouts.

•	Proposals recommending set retirement ages or requiring specific levels of stock ownership by directors.

•	Proposals for election of directors, where a director nominee is related to MSIM (i.e. on an MSIM Fund’s Board of Directors/Trustees or part of MSIM senior management) must be considered by the Proxy Review Committee. If the proposal relates to a director nominee who is on a Van Kampen Fund’s Board of Directors/Trustees, to the extent that the shares of the relevant company are held by a Van Kampen Fund, the Van Kampen Board shall vote the proxies with respect to those shares, to the extent practicable. In the event that the Committee cannot contact the Van Kampen Board in advance of the shareholder meeting, the Committee will vote such shares pursuant to the Proxy Voting Policy.

•	Proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups.

•	Proposals to limit directors’ liability and/or broaden indemnification of directors. Generally, the Proxy Review Committee will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.
F. Fund of Funds. Certain Funds advised by an MSIM Affiliate invest only in other MSIM funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.
IV. ADMINISTRATION OF POLICY
A. Proxy Review Committee
1.	The MSIM Proxy Review Committee (“Committee”) is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it.

(a)	The Committee, which is appointed by MSIM’s Chief Investment Officer (“CIO”), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM’s Policy and determining how MSIM will vote proxies on an ongoing basis.

(b)	The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

(c)	The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to the Policy and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM’s Policy (and any amendments to them and/or any additional guidelines or procedures it may adopt).

(d)	The Committee will meet on an ad hoc basis to (among other matters): (1) authorize “split voting” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy. Split votes generally will not be approved within a single Global Investor Group investment team. The Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

(e)	In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”). The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM’s Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM’s General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM

Affiliate investment professionals and outside sources to the extent it deems appropriate.

(f)	The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

(g)	The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.
•	Identification of Material Conflicts of Interest
1.	If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM’s General Counsel or his/her designee.

2.	A material conflict of interest could exist in the following situations, among others:

(a)	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

(b)	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

(c)	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).
•	Proxy Voting Reports
(a)	MSIM will promptly provide a copy of this Policy to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

(b)	MSIM’s legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company’s holdings.

12. Waddell & Reed Investment Management Company
Proxy Voting Policy
     The Funds have delegated all proxy voting responsibilities to their investment manager. WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.
     Listed below are several reoccurring issues and WRIMCO’s corresponding positions.
Board of Directors Issues:
     WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.
     WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.
     WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.
     WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.
Corporate Governance Issues:
     WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.
     WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.
     WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.
     WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.
     WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.
Executive/Employee Issues:
     WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.
Political Activity:
     WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties.

Conflicts of Interest Between WRIMCO and the Funds:
     WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.
     I. Identifying Conflicts of Interest: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:
•	Business Relationships – WRIMCO will review any situation for a material conflict where WRIMCO manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

•	Personal Relationships – WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•	Familial Relationships – WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.
     WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.
     II. “Material Conflicts”: WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.
     In considering the materiality of a conflict, WRIMCO will take a two-step approach:
•	Financial Materiality – A relationship will be considered presumptively non-material unless the relationship represents 5% or more of WRIMCO’s annual revenue. If the relationship involves an affiliate, the “material” benchmark will be 15% or more of WRIMCO’s annual revenue.

•	Non-Financial Materiality – WRIMCO will review all known relationships of portfolio managers and senior management for improper influence.
     III. Procedures to Address Material Conflicts: WRIMCO will use the following techniques to vote proxies that have been determined to present a “Material Conflict.”
•	Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, WRIMCO will vote per the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•	Client directed – If the Material Conflict arises from WRIMCO’s management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

•	Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter.

If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.
Seek Board Guidance – If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from the Funds’ Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board’s consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

APPENDIX C – PORTFOLIO MANAGERS
Information as of December 31, 2007
INVESTMENTS IN EACH FUND

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
Aberdeen Asset Management Inc.
Gary D. Haubold	Nationwide NVIT Small Cap Value Fund
Nationwide Multi-Manager NVIT Small Company Fund
NVIT Nationwide Fund
William Gerlach	Nationwide NVIT Small Cap Value Fund
Nationwide Multi-Manager NVIT Small Company Fund
Charles Purcell	Nationwide NVIT Small Cap Value Fund
Nationwide Multi-Manager NVIT Small Company Fund
NVIT Nationwide Fund

AllianceBernstein L.P.
Sharon E. Fay	NVIT International Value
Kevin F. Simms	NVIT International Value
Henry S. D’Auria	NVIT International Vaule

American Century Investment
Management Inc.
William Martin	Nationwide Multi-Manager NVIT Small Company Fund
Wilhelmine von Turk	Nationwide Multi-Manager NVIT Small Company Fund
Thomas P Vaiana	Nationwide Multi-Manager NVIT Small Company Fund

Epoch Investment Partners, Inc.
William W. Priest	Nationwide NVIT Small Cap Value Fund
David N. Pearl	Nationwide NVIT Small Cap Value Fund
Joseph W. Donaldson	Nationwide NVIT Small Cap Value Fund
Michael A. Welhoelter	Nationwide NVIT Small Cap Value Fund

Gartmore Global Partners
Brian O’Neill	Gartmore NVIT International Growth Fund
Ben Walker	Gartmore NVIT International Growth Fund
Michael J. Gleason	Nationwide Multi-Manager NVIT Small Company Fund
Jeffrey Kerrigan	Nationwide Multi-Manager NVIT Small Company Fund
Alexandre Voitenok	Nationwide Multi-Manager NVIT Small Company Fund
JPMorgan Investment

Dollar Range of Investments in
Name of Portfolio Manager	Fund Name	Each Fund[1]
Management Inc.
Christopher T. Blum	Nationwide NVIT Small Cap Value Fund
Dennis S. Ruhl	Nationwide NVIT Small Cap Value Fund
Gerd Woort-Menker	NVIT International Value

Morgan Stanley Investment Management Inc.
Dennis Lynch	Nationwide Multi-Manager NVIT Small Company Fund
David Cohen	Nationwide Multi-Manager NVIT Small Company Fund
Sam Chainani	Nationwide Multi-Manager NVIT Small Company Fund
Alexander Norton	Nationwide Multi-Manager NVIT Small Company Fund

Neuberger Berman Management Inc.
Judith M. Vale	Nationwide Multi-Manager NVIT Small Company Fund
Robert D’Alelio	Nationwide Multi-Manager NVIT Small Company Fund

Oberweis Asset Management, Inc.
James W. Oberweis	Nationwide Multi-Manager NVIT Small Cap Growth Fund

Putnam Investment Management, LLC
Edward T. Shadek, Jr	Nationwide Multi-Manager NVIT Small Company Fund
Michael C. Petro	Nationwide Multi-Manager NVIT Small Company Fund

Van Kampen Asset Management
B. Robert Baker, Jr.	Van Kampen NVIT Comstock Fund

Waddell & Reed Investment Management Company
Mark G. Seferovich	Nationwide Multi-Manager NVIT Small Cap Growth Fund
Nationwide Multi-Manager NVIT Small Company Fund
Kenneth McQuade	Nationwide Multi-Manager NVIT Small Cap Growth Fund
Nationwide Multi-Manager NVIT Small Company Fund

[1]	This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.

DESCRIPTION OF COMPENSATION STRUCTURE
1. Aberdeen Asset Management Inc.
The Adviser compensates the Fund’s portfolio managers for their management of the Fund. The Fund’s portfolio managers’ compensation consists of an industry competitive salary and a year-end discretionary cash bonus based on client service, asset growth and the performance of the Fund.
2. AllianceBernstein L.P.
AllianceBerntein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:
     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.
     (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.
     (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”):
AllianceBernstein ‘s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.(1)

     (iv) Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(1)	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.
3. American Century Investment Management Inc./American Century Global Investment Management Inc.
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For policy portfolios, investment performance is measured by a combination of one- and three-year pre-tax performance relative to a pre-established, internally-customized peer group and/or market benchmark. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that more closely represents the fund’s true peers based on internal investment mandates and that is more stable (i.e., has less peer turnover) over the long-term. In cases where a portfolio manager has responsibility for more than one policy portfolio, the performance of each is assigned a percentage weight commensurate with the portfolio manager’s level of responsibility.
With regard to tracking portfolios, investment performance may be measured in a number of ways. The performance of the tracking portfolio may be measured against a customized peer group and/or market benchmark as described above for policy portfolios. Alternatively, the tracking portfolio may be evaluated relative to the performance of its policy portfolio, with the goal of matching the policy portfolio’s performance as closely as possible. In some cases, the performance of a tracking portfolio is not separately considered; rather, the performance of the policy portfolio is the key metric. The portion of the Nationwide Multi-Manager NVIT Small Company Fund managed by American Century is a tracking portfolio whose performance is measured relative to that of its policy portfolio, American Century’s Small Company Fund.
A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of some portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.
Finally, portfolio manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (“ACC”), American Century’s privately-held parent company. This feature has been designed to maintain investment performance as the primary component of portfolio manager bonuses while also providing a link to American Century’s ability to pay.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.
4. Epoch Investment Partners, Inc.
Mr. Priest, Mr. Pearl, Mr. Donaldson and Mr. Welhoelter are shareholders of Epoch Holding Company, the parent company of Epoch. For their services, Mr. Priest, Mr. Pearl, Mr. Donaldson and Mr. Welhoelter receive a fixed annual salary plus a discretionary bonus determined by Epoch’s management committee. Mr. Priest, Mr. Pearl, Mr. Donaldson and Mr. Welhoelter do not receive pre- or after-tax performance compensation that is based upon the Nationwide Multi-Manager NVIT Small Cap Value Fund, any other commingled account, or any private account or the value of assets held by such entities. Mr. Priest, Mr. Pearl, Mr. Donaldson and Mr. Welhoelter do not receive any special or additional compensation from Epoch for their services as Portfolio Managers to the Nationwide Multi-Manager NVIT Small Cap Value Fund.
5. Gartmore Global Partners
As well as receiving a fixed salary, GGP employees can also receive an annual bonus, according to individual performance — this forms a significant part of the remuneration package. The performance of each of GGP’s associates is measured against pre-agreed measures that reflect the nature of the individual’s role.
A portfolio manager’s measures include:
•	their funds’ performance over one and three years when compared to the clients’ benchmark

•	the extent to which they deviate from their funds’ risk parameters
A research analyst’s measures include:
•	the performance of their stock picks, using a sector neutral model, against the sector index

•	their ability to rationalise and communicate stock selections to portfolio managers
All aspects of remuneration are benchmarked against independent market data, the market being defined by the businesses and industry sectors in which we compete for high-quality associates.
6. JPMorgan Investment Management Inc.
JP Morgan’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.
Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.
Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead by subject to a mandatory notional investment in selected mutual funds advised by JP Morgan or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
7. Morgan Stanley Investment Management
Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.
BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Subadviser.
DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
- Cash Bonus;
- Morgan Stanley’s Equity Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;
- Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Subadviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund;
- Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Subadviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
- Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.
- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
- Contribution to the business objectives of the Subadviser.
- The dollar amount of assets managed by the portfolio manager.
- Market compensation survey research by independent third parties.
- Other qualitative factors, such as contributions to client objectives.
- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.
8. Neuberger Berman Management Inc.
A portion of the compensation paid to each Portfolio Manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance. Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases.
There are additional components that comprise the Portfolio Managers’ compensation packages, including: (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the Portfolio Manager is responsible.
NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees. NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.
In addition, there are additional stock and option award programs available.
NB Management believes the measurement versus the peer groups on a three- year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management. The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

9. Oberweis Asset Management, Inc.
Oberweis Asset Management, Inc. (OAM) offers its professionals a compensation package consisting of a base, an incentive-based fee, and in certain cases equity ownership. Incentive fees are computed based on rolling one year and three year returns relative to the strategy benchmark, with a heavier weighting on three year returns. Most of the incentive reward is quantitatively defined in advance, divided between relative team performance and individual performance. To ensure long-term commitment, most senior executives and key investment professionals are also equity investors in OAM. By linking a significant portion of portfolio management’s compensation to equity ownership, the OAM management team encourages its professionals to adopt a long-term, team-oriented focus toward superior investment management with significant long-term upside reward potential. The opportunity to own an equity stake in OAM has been highly effective in attracting and retaining outstanding executives with a long-term, team-oriented perspective. OAM’s employee-owners are offered equity ownership at book value and are required to sell their equity ownership at book value in the event that they leave for a competitor.
10. Putnam Investment Management, LLC
Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.
* Consistent performance means being above median over one year.
* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.
* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.
In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leaders and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.
11. Van Kampen Asset Management
Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio manager.
BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Subadviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
Discretionary compensation can include:
- Cash Bonus;
- Morgan Stanley’s Equity Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;
- Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Subadviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund;
- Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Subadviser or its affiliates; and/or (2) in Morgan Stanley stock units.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
- Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.
- Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.
- Contribution to the business objectives of the Subadviser.
- The dollar amount of assets managed by the portfolio manager.
- Market compensation survey research by independent third parties.
- Other qualitative factors, such as contributions to client objectives.
- Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.
12. Waddell & Reed Investment Management Company
OTHER MANAGED ACCOUNTS
The following chart summarizes information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category

Aberdeen Asset Management Inc.	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Gary D. Haubold	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

William Gerlach	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Charles Purcell	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

AllianceBernstein L.P.	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Sharon E. Fay	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Kevin F. Simms	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Henry S. D’Auria	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

American Century Investment Management Inc.

William Martin	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Wilhelmine von Turk	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Thomas P Vaiana	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category

Epoch Investment Partners, Inc.

William W. Priest	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

David N. Pearl	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Joseph W. Donaldson	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Michael A. Welhoelter	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Gartmore Global Partners

Brian O’Neill	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Ben Walker	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Michael J. Gleason	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Jeffrey Kerrigan	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Alexandre Voitenok	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

JPMorgan Investment Management Inc.

Christopher T. Blum	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Dennis S. Ruhl	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Gerd Woort-Menker	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Morgan Stanley Investment Management Inc.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category

Dennis Lynch	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

David Cohen	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Sam Chainani	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Alexander Norton	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Neuberger Berman Management Inc.

Judith M. Vale	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Robert D’Alelio	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Oberweis Asset Management, Inc.

James W. Oberweis	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Putnam Investment Management, LLC

Edward T. Shadek, Jr	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Michael C. Petro	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Van Kampen Asset Management

B. Robert Baker, Jr.	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Waddell & Reed Investment Management Company

Mark G. Seferovich	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category

Kenneth McQuade	Mutual Funds: ___accounts, $___total assets Other Pooled Investment Vehicles: ___accounts, $___total assets Other Accounts: ___accounts, $___total assets
POTENTIAL CONFLICTS OF INTEREST
1. Aberdeen Asset Management Inc.
The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
2. AllianceBernstein L.P.
Investment Professional Conflict of Interest Disclosure
     As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.
Employee Personal Trading

     Investment Professional Conflict of Interest Disclosure
     As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.
Employee Personal Trading
     AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.
Managing Multiple Accounts for Multiple Clients
     AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities
     AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts.
Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
     AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
     To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.
     AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one year holding period for securities purchased by employees to discourage short-term trading.
Managing Multiple Accounts for Multiple Clients
     AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.
Allocating Investment Opportunities
     AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
     AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
     To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.
3. American Century Investment Management Inc./American Century Global Investment Management Inc.
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
4. Epoch Investment Partners, Inc.
Epoch does not believe that any material conflicts exist between Mr. Priest’s, Mr. Pearl’s, Mr. Donaldson’s and Mr. Welhoelter’s portfolio management of the Nationwide Multi-Manager NVIT Small Cap Value Fund (the “Fund”) and their management of other commingled and private accounts. Epoch believes that the allocation of investment opportunities is not an issue between the Fund and the other commingled and private accounts because investment opportunities are allocated pro-rata for all accounts with the same investment objectives, policies and guidelines. Some of these other commingled and private accounts have different investment objectives, strategies and policies than the Fund. For example, some of the other commingled accounts invest all, or a substantial portion of their assets in non-U.S. securities or in large-, mid- or small-capitalization securities. Other private accounts are managed using a “balanced” investment strategy that allocates a portion of the assets to fixed income securities and the remainder to equity securities.
5. Gartmore Global Partners
GGP’s place within the Financial Services Industry places an obligation on our Portfolio Constructors to demonstrate their independence of mind when advising or exercising discretion and on Dealers when executing bargains on behalf of our clients. If pressures or material interests are allowed to influence such decisions, the clients’ best interests cannot be served. Portfolio Constructors and Dealers are bound by GGP’s Chinese Walls policy. All GGP staff are expected to observe this policy. A sufficiently knowledgeable and appropriately classified client can agree to GGP running with a conflict of interest only if the client agreement contains a full account of likely conflict situations.
When providing advice, discretionary management or execution of bargains, any outside influences, which are in conflict with the client’s best interests, or might be, are to be entirely disregarded. No policy should be adopted or arrangement agreed to if it restricts the free exercise of independent judgment: this includes agreeing to accept gifts or other inducements to place business. Any attempts by a third party to exert such pressure must be notified to Compliance. If a Portfolio Constructor relays advice which comes from outside GGP to his client, the client should be in no doubt of the Portfolio Constructor’s opinion on this advice. If a

Portfolio Constructor cannot satisfy these requirements, Compliance should be asked whether the client agreement needs to be changed. All conflicts of interest should be explained to the clients affected and a file note should be available, together with their written agreement.
The following controls are in place:
☐	The Chinese Walls Policy (management of confidential information)

☐	The use of risk assessment when negotiating and drafting client agreements

☐	The monitoring activities undertaken by Compliance, Risk, and Internal Audit.

☐	The Code of Ethics and Personal Account Dealing Rules.
6. JPMorgan Investment Management Inc.
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.
Responsibility for managing the Adviser’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.
JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with Fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.
7. Morgan Stanley Investment Management
Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the subadviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the subadviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the subadviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the subadviser manages accounts that engage in short sales of securities of the type in which a Fund invests, the subadviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The subadviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
8. Neuberger Berman Management Inc.
Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. NB Management, Neuberger Berman and each Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
9. Oberweis Asset Management, Inc.
James W. Oberweis is primarily responsible for the day-to-day management of other accounts, including other accounts with investment strategies similar to the Nationwide Multi-Manager NVIT Small Cap Growth Fund. Those accounts include The Oberweis Funds, other mutual funds for which Oberweis serves as investment sub-adviser, separately managed accounts and the personal/proprietary accounts of Mr. Oberweis. The fees earned by Oberweis for managing client accounts may vary among those accounts, particularly because for at least two accounts, Oberweis is paid based upon the performance results of the account. In addition, Mr. Oberweis may personally invest in The Oberweis Funds. These factors could create conflicts of interest because Mr. Oberweis may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Nationwide Multi-Manager NVIT Small Cap Growth Fund. A conflict may also exist if Mr. Oberweis identifies a limited investment opportunity that may be appropriate for more than one account, but the Nationwide Multi-Manager NVIT Small Cap Growth Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. In addition, Mr. Oberweis may execute transactions for another account that may adversely impact the value of securities held by the Nationwide Multi-Manager NVIT Small Cap Growth Fund.
However, Oberweis believes that these risks are mitigated by the fact that accounts with like investment strategies or which hold the same securities are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or other limitations applicable only to certain accounts, as well as differences in each account’s initial holdings, cash flow, account size and other factors. In addition, Oberweis has adopted trade allocation procedures that require equitable allocation of trades for a particular security among participating accounts over time and a Code of Ethics that addresses possible conflicts between personal trades and client trades.
10. Putnam Investment Management, LLC
Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.
The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:
• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.
• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).
• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).
• Front running is strictly prohibited.
• The fund’s Portfolio Leader(s) and Portfolio Member(s) may not be guaranteed or specifically allocated any portion of a performance fee.
As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.
Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).
A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.
“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.
Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.
The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts. For information on restrictions imposed on personal securities transactions of the fund’s Portfolio Leader(s) and Portfolio Member(s), please see “Personal Investments by Employees of Putnam Management and Putnam Retail Management and Officers and Trustees of the Fund.”
11. Van Kampen Asset Management
Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the subadviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the subadviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the subadviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the subadviser manages accounts that engage in short sales of securities of the type in which a Fund invests, the subadviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The subadviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
12 Waddell & Reed Investment Management Company
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of the portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio managers are managed using the same investment models that are used in connection with the management of this Fund.

•	The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the Fund. Waddell & Reed seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Waddell & Reed’s adopted Allocation Procedures.
WRIMCO and the Funds have adopted certain compliance procedures, including the Code of Ethics and Allocation Procedures, as identified, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

PART C
OTHER INFORMATION
ITEM 23. EXHIBITS
(a)	Amended and Restated Agreement and Declaration of Trust, amended and restated as of October 28, 2004 (the “Amended Declaration”), of Registrant Nationwide Variable Insurance Trust (formerly known as Gartmore Variable Insurance Trust), a Delaware Statutory Trust (the “Trust” or “NVIT”), previously filed with the Trust’s registration statement on February 25, 2005 is hereby incorporated by reference.
(1)	Amending Resolutions dated September 30, 2004 to the Amended Declaration previously filed with the Trust’s registration statement on February 25, 2005 are hereby incorporated by reference.

(2)	Amending Resolutions dated March 11, 2005 to the Amended Declaration previously filed with the Trust’s registration statement on April 28, 2005 are hereby incorporated by reference.

(3)	Amending Resolutions dated January 12, 2006 to the Amended Declaration previously filed with the Trust’s registration statement on January 17, 2006 are hereby incorporated by reference.

(4)	Amending Resolutions dated March 10, 2006 to the Amended Declaration previously filed with the Trust’s registration statement on April 20, 2006 are hereby incorporated by reference.

(5)	Amending Resolutions dated December 7, 2006 to the Amended Declaration previously filed with the Trust’s registration statement on January 19, 2007 are hereby incorporated by reference.

(6)	Amending Resolutions dated January 12, 2007 to the Amended Declaration previously filed with the Trust’s registration statement on April 30, 2007 are hereby incorporated by reference.
(b)	Amended and Restated Bylaws, amended and restated as of October 28, 2004 (the “Amended Bylaws”), of the Trust previously filed with the Trust’s registration statement on February 25, 2005 are hereby incorporated by reference.

(c)	Certificates for shares are not issued. Articles III, V, VI of the Amended Declaration and Article II and Article VII of the Amended Bylaws incorporated by reference to Exhibit (a) and (b), respectively, hereto, define the rights of holders of shares.

(d)	Investment Advisory Agreements
(1)	Investment Advisory Agreement among the Trust and Nationwide Fund Advisors (“NFA”) (formerly Gartmore Mutual Fund Capital Trust) dated as of May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 are hereby incorporated by reference.

(a)	Form of Schedule A to the Investment Advisory Agreement among the Trust and Nationwide Fund Advisors (“NFA”) (formerly Gartmore Mutual Fund Capital Trust), dated as of May 1, 2007, previously filed with the Trust’s registration statement on December 20, 2007 is hereby incorporated by reference.

(2)	Subadvisory Agreements
(a)	Subadvisory Agreement among the Trust, NFA and Gartmore Global Partners (“GGP”) for the Nationwide Multi-Manager NVIT Small Company Fund, Gartmore NVIT Worldwide Leaders Fund, Gartmore NVIT Emerging Markets Fund, Gartmore NVIT International Growth Fund, Gartmore NVIT Global Utilities Fund and Gartmore NVIT Developing Markets Fund, which are series of the Trust previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(b)	Subadvisory Agreement among the Trust, NFA and Oberweis Asset Management, Inc. for the Nationwide Multi-Manager NVIT Small Cap Growth Fund, a series of the Trust, dated as of May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(c)	Subadvisory Agreement among the Trust, NFA and with Neuberger Berman Management, Inc. for the Nationwide Multi-Manager NVIT Small Company Fund, a series of the Trust, dated as of May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(d)	Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc. for the Nationwide Multi-Manager NVIT Small Company Fund, a series of the Trust, dated as of May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(e)	Subadvisory Agreement among the Trust, NFA and Federated Investment Management Company for the Federated NVIT High Income Bond Fund, a series of the Trust, dated as of May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(f)	Subadvisory Agreement among the Trust, NFA and Morgan Stanley Investment Management, Inc. (as assignee of Morgan Stanley Investments LP, formerly Miller Anderson & Sherrerd, LP) for the Van Kampen NVIT Multi Sector Bond Fund and Nationwide Multi-Manager NVIT Small Company Fund, which are series of the Trust, dated as of May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(g)	Subadvisory Agreement among the Trust, NFA and JPMorgan Investment Management, Inc. for the JPMorgan NVIT Balanced Fund and Nationwide Multi-Manager NVIT Small Cap Value Fund, which are series of the Trust, dated as of May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(h)	Subadvisory Agreement among the Trust, NFA and Van Kampen Asset Management for the Van Kampen NVIT Comstock Value Fund, a series of the Trust, dated as of May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(i)	Subadvisory Agreement among the Trust, NFA and Waddell & Reed Investment Management Company for the Nationwide Multi-Manager NVIT Small Cap Growth Fund and Nationwide Multi-Manager NVIT Small Company Fund,

which are series of the Trust, dated as of May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(j)	Subadvisory Agreement among the Trust, NFA and Epoch Investment Partners, Inc. for the Nationwide Multi-Manager NVIT Small Cap Value Fund, a series of the Trust, dated as of May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(k)	Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management, LLC for the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund and NVIT Bond Index Fund, which are series of the Trust, dated as of May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(l)	Subadvisory Agreement among the Trust, NFA and The Boston Company Asset Management, LLC for the NVIT International Value Fund, a series of the Trust, dated as of May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(m)	Subadvisory Agreement among the Trust, NFA and Morley Capital Management, Inc. (“MCM”) for the NVIT Enhanced Income Fund, a series of the Trust, previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.

(n)	Subadvisory Agreement among the Trust, NFA and NorthPointe Capital, LLC (“NorthPointe”) for the Nationwide NVIT Mid Cap Growth Fund, a series of the Trust, previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.

(o)	Subadvisory Agreement among the Trust, NFA and AllianceBernstein L.P. for the Nationwide NVIT International Value Fund, a series of the Trust, previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.

(p)	Subadvisory Agreement among the Trust, NFA and Putnam Investment Management, LLC for the Nationwide Multi-Manager NVIT Small Company Fund, a series of the Trust, previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.

(q)	Subadvisory Agreement among the Trust, NFA and Goldman Sachs Asset Management, L.P. for the NVIT Multi-Manager Large Cap Growth Fund and NVIT Multi-Manager Large Cap Value Fund, which are series of the Trust, previously filed with the Trust’s registration statement on December 20, 2007 is hereby incorporated by reference.

(r)	Subadvisory Agreement among the Trust, NFA and Neuberger Berman Management Inc. for the NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund and Neuberger Berman NVIT Socially Responsible Fund, which are series of the Trust, previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.

(s)	Subadvisory Agreement among the Trust, NFA and Lehman Brothers Asset Management LLC for the Lehman Brothers NVIT Core Plus Bond Fund, a

series of the Trust, previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.

(t)	Subadvisory Agreement among the Trust, NFA and Wells Capital Management, Inc. for the NVIT Multi-Manager Large Cap Growth Fund, a series of the Trust, previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.

(u)	Subadvisory Agreement among the Trust, NFA and American Century Global Investment Management Inc. for the NVIT Multi-Manager International Growth Fund, a series of the Trust, previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.

(v)	Subadvisory Agreement among the Trust, NFA and A I M Capital Management, Inc. for the NVIT Multi-Manager International Growth Fund, a series of the Trust, previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.

(w)	Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC for the NVIT Government Bond Fund, NVIT Money Market Fund, and NVIT Money Market Fund II, which are series of the Trust, is filed herewith as exhibit 23(d)(2)(w).

(x)	Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc. for the NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund, which are series of the Trust, previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.

(y)	Subadvisory Agreement among the Trust, NFA and Riversource Investments, LLC for the NVIT Multi-Manager Mid Cap Value Fund, a series of the Trust, previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.

(z)	Subadvisory Agreement among the Trust, NFA and Thompson, Siegel & Walmsley LLC for the NVIT Multi-Manager Mid Cap Value Fund, a series of the Trust, previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.

(aa)	Subadvisory Agreement among the Trust, NFA and Van Kampen Asset Management for the Van Kampen NVIT Real Estate Fund, a series of the Trust, previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.

(bb)	Subadvisory Agreement among the Trust, NFA and Aberdeen Asset Management Inc. for the Nationwide NVIT Global Financial Services Fund, Nationwide NVIT Global Health Sciences Fund, Nationwide NVIT Global Technology and Communications Fund, Nationwide NVIT Growth Fund, Nationwide NVIT U.S. Growth Leaders Fund, NVIT Nationwide Fund, NVIT Nationwide Leaders Fund, Nationwide Multi-Manager NVIT Small Cap Value Fund and Nationwide Multi-Manager NVIT Small Company Fund, which are series of the Trust, previously filed with the Trust’s registration statement on December 20, 2007 is hereby incorporated by reference.

(cc)	Subadvisory Agreement among the Trust, NFA and Wellington Management Company, LLP for the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, previously filed with the Trust’s registration statement on December 20, 2007 is hereby incorporated by reference.

(dd)	Subadvisory Agreement among the Trust, NFA and Deutsche Investment Management Americas Inc. for the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, previously filed with the Trust’s registration statement on December 20, 2007 is hereby incorporated by reference.
(e)	(1)	Underwriting Agreement dated May 1, 2007 between the Trust and Nationwide Fund Distributors LLC (“NFD”) previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.
(a)	Form of Schedule A to the Underwriting Agreement dated May 1, 2007 between the Trust and Nationwide Fund Distributors LLC (“NFD”), previously filed with the Trust’s registration statement on December 20, 2007 is hereby incorporated by reference.
(f)	Not applicable.
(g)	(1)	Global Custody Agreement dated April 4, 2003 between the Trust and JPMorgan Chase Bank previously filed with the Trust’s registration statement on April 28, 2003, assigned to the Trust and is hereby incorporated by reference.
(a)	Amendment to Global Custody Agreement dated January 1, 2004 between the Trust and JPMorgan Chase Bank previously filed with the Trust’s Registration Statement on August 31, 2004, assigned to the Trust and is hereby incorporated by reference.

(b)	Amendment to Global Custody Agreement dated as of January 12, 2006 between the Trust and JPMorgan Chase previously filed with the Trust’s registration statement on January 17, 2006 is hereby incorporated by reference.

(c)	Waiver to Global Custody Agreement dated as of May 2, 2005 previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(d)	Rider to Global Custody Agreement Cash Trade Execution Product previously filed with the Trust’s registration statement on January 17, 2006 is hereby incorporated by reference.

(e)	Form of Fund List to Global Custody Agreement between the Trust and JPMorgan Chase, previously filed with the Trust’s registration statement on December 20, 2007 is hereby incorporated by reference.
(h)	(1)	Form of Fund Administration and Transfer Agency Agreement, amended and restated as of December 3, 2007 between the Trust and Nationwide Fund Management LLC, previously filed with the Trust’s registration statement on December 20, 2007 is hereby incorporated by reference.
(2)	Form of Administrative Services Plan effective May 1, 2007, previously filed with the Trust’s registration statement on December 20, 2007 is hereby incorporated by reference.
(a)	Form of Servicing Agreement previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-lA on October 15, 2002 is hereby incorporated by reference.

(3)	Form of Expense Limitation Agreement between the Trust and NFA relating to the Nationwide NVIT U.S. Growth Leaders Fund, NVIT Nationwide Leaders Fund, Nationwide NVIT Global Technology and Communications Fund, Nationwide NVIT Money Market Fund, Nationwide NVIT Mid Cap Growth Fund, NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund, NVIT Bond Index Fund, Gartmore NVIT Developing Markets Fund, Gartmore NVIT Emerging Markets Fund, Gartmore NVIT International Growth Fund, NVIT Enhanced Income Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager International Growth Fund, NVIT Core Bond Fund, Lehman Brothers NVIT Core Plus Bond Fund, Neuberger Berman NVIT Socially Responsible Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, Van Kampen NVIT Real Estate Fund, NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Balanced Fund, NVIT Cardinal Moderate Fund, NVIT Cardinal Capital Appreciation Fund, NVIT Cardinal Moderately Aggressive Fund, NVIT Cardinal Aggressive Fund, NVIT Multi-Manager Mid Cap Value Fund , NVIT Short Term Bond Fund and NVIT Multi-Manager Large Cap Value Fund, which are series of the Trust is filed herewith as exhibit 23(h)(3).

(4)	Form of Indemnification Agreement between the Trust and each of its trustees and certain of its officers previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference. Specific agreements are between the Trust and each of the following: Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, David C. Wetmore, Michael A. Krulikowski, and Gerald J. Holland.

(5)	Assignment and Assumption Agreement between NVIT-Massachusetts (“NVIT-MA”) and the Trust, dated as of May 2, 2005, assigning NVIT-MA’s titles, right, benefit and privileges in and to certain contracts in the Agreement previously filed with the Trust’s registration statement on January 17, 2006 is hereby incorporated by reference.

(6)	Fund Participation Agreement by and among the Trust, NFA, NFD and Nationwide Financial Services, Inc. previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(7)	Master-Feeder Services Agreement between the Trust and Nationwide Fund Management LLC dated May 1, 2007, for the American Funds NVIT Growth Fund, American Funds NVIT Global Growth Fund, American Funds NVIT Asset Allocation Fund, American Funds NVIT Bond Fund and American Funds NVIT Growth-Income Fund (collectively, the “Feeder Funds”) previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(8)	Fee Waiver Agreement between the Trust and Nationwide Fund Management LLC effective as of May 1, 2006 previously filed with the Trust’s registration statement on April 30, 2007 are hereby incorporated by reference.
(a)	Exhibit A to Fee Waiver Agreement between the Trust and Nationwide Fund Management LLC, effective May 1, 2007 previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.
(9)	Form of Fee Waiver Agreement between the Trust and Nationwide Fund Distributors LLC previously filed with the Trust’s registration statement on December 20, 2007 is incorporated by reference.
(i)	Legal opinion of Stradley, Ronon, Stevens & Young, LLP to be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(k)		Not applicable

(l)		Not applicable

(m)		Form of Distribution Plan under Rule 12b-1, previously filed with the Trust’s registration statement on December 20, 2007 is hereby incorporated by reference.

(n)		Form of Rule 18f-3 Plan, is filed herewith as exhibit 23(n).

(o)		Not applicable

(p)	(1)	Code of Ethics dated as of May 2, 2005 for the Trust previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.
(2)	Code of Ethics dated March 11, 2005 for Nationwide Fund Advisors and Nationwide SA Capital Trust, previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(3)	Code of Ethics dated March 11, 2005 for Nationwide Fund Distributors LLC (“NFD”) (formerly Gartmore Distribution Services, Inc.) previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(4)	Code of Ethics dated March 11, 2005 for Federated Investment Management Company previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(5)	Code of Ethics dated March 11, 2005 for Gartmore Global Partners previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(6)	Code of Ethics dated March 11, 2005 for JPMorgan Investment Management, Inc. previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(7)	Code of Ethics dated February 2006 for Mellon Financial Corporation, the parent of The Boston Company Asset Management, LLC (collectively, “Boston Company”) previously filed with the Trust’s registration statement on April 20, 2006 is hereby incorporated by reference.

(8)	Code of Ethics dated September 30, 2006 for BlackRock Investment Management, LLC previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(9)	Code of Ethics dated March 11, 2005 for Neuberger Berman Management Inc. (“Neuberger Berman”) previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(10)	Code of Ethics dated March 11, 2005 for Waddell & Reed Investment Management Company (“Waddell & Reed”) previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(11)	Code of Ethics dated March 11, 2005 for Morgan Stanley Investment Management Inc., indirect parent of Van Kampen Asset Management, Inc., (collectively, “MSAM-VKAM”) previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(12)	Code of Ethics dated March 11, 2005 for Oberweis Asset Management, Inc., (“Oberweis”) previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(13)	Code of Ethics dated March 11, 2005 for American Century Investment Management, Inc. (“American Century”) previously filed with the Trust’s registration statement on April 28, 2005 is hereby incorporated by reference.

(14)	Code of Ethics dated October 2004 for Epoch Investment Partners, Inc. (“Epoch”) previously filed with the Trust’s registration statement on January 17, 2006 is hereby incorporated by reference.

(15)	Code of Ethics dated December 2006 for the American Funds and The Capital Group Companies, Inc. (“Capital Group”) previously filed with the Trust’s registration statement on April 30, 2007 is hereby incorporated by reference.

(16)	Code of Ethics for AllianceBernstein L.P. (“AllianceBernstein”) — To be filed by amendment.

(17)	Code of Ethics for Putnam Investment Management, LLC (“Putnam”) — To be filed by amendment.

(18)	Code of Ethics for Goldman Sachs Asset Management, LP (“Goldman Sachs”) — To be filed by amendment.

(19)	Code of Ethics for Lehman Brothers Asset Management LLC (“Lehman Brothers”) — To be filed by amendment.

(20)	Code of Ethics for Wells Capital Management Inc. (“Wells”) — To be filed by amendment.

(21)	Code of Ethics for AIM Capital Management, Inc. (“AIM”) — To be filed by amendment.

(22)	Code of Ethics for Nationwide Asset Management, LLC (“NWAM”) — To be filed by amendment.

(23)	Code of Ethics for American Century Global Investment Management Inc. (“American Century Global”) — To be filed by amendment.

(24)	Code of Ethics for Riversource Investments LLC (“Riversource”) — To be filed by amendment.

(25)	Code of Ethics for Thompson, Siegel & Walmsley LLC (“TS&W”)— To be filed by amendment.

(26)	Code of Ethics for Aberdeen Asset Management Inc. (“Aberdeen”) — To be filed by amendment.

(27)	Code of Ethics for Morley Capital Management Inc. (“Morley”) — To be filed by amendment.

(28)	Code of Ethics for NorthPointe Capital, LLC (“NorthPointe”) — To be filed by amendment.

(29)	Code of Ethics for Wellington Management Company, LLP for (“Wellington”) — To be filed by amendment.

(30)	Code of Ethics for Deutsche Investment Management Americas Inc. (“Deutsche”) — To be filed by amendment.

(q) (1)	Powers of Attorney with respect to the Trust for Charles E. Allen, Paula H.J. Cholmondeley, C. Brent Devore, Phyllis Kay Dryden, Barbara I. Jacobs, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler and David C. Wetmore, are filed herewith as exhibit 23(q)(1).

(2)	Power of Attorney with respect to the Trust for John H. Grady and Joseph Finelli previously filed with the Trust’s registration statement on December 14, 2007 is hereby incorporated by reference.
ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
No person is presently controlled by or under common control with Registrant.
ITEM 25. INDEMNIFICATION
Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Amended Declaration. See Item 23(a) above.
The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(4) above.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
(a)	Nationwide Fund Advisors, an investment adviser of the Trust, also serves as investment adviser to the Nationwide Mutual Funds. Except as stated below, the Directors and Officers of Nationwide Fund Advisors have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates:
John H. Grady, President and Chief Executive Officer of Nationwide Fund Advisors, was Chief Executive Officer of Constellation Investment Management Co., L.P. (registered investment adviser), and President and Chief Executive Officer of Constellation Funds Group (registered investment companies) from March 2004 until March 2006. Mr. Grady also was President of Constellation Investment Distribution Co., Inc. (registered broker-dealer) from March 2004 until June 2006.

Each of the following persons serves in the same or similar capacity with one or more affiliates of Nationwide Fund Advisors. The address for the persons listed below is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

Name and Address	Principal Occupation	Position with NFA	Position with Funds

John H. Grady	President and Director of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC.	President and Director	President and Chief Executive Officer

Eric E. Miller	Senior Vice President, General Counsel and Assistant Secretary of Nationwide Funds Group; Secretary of the Trust.	Senior Vice President, General Counsel and Assistant Secretary	Secretary

Dorothy Sanders	Vice President and Chief Compliance Officer of NFA.	Vice President and Chief Compliance Officer	Chief Compliance Officer

Robert W. Horner	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company.	Associate Vice President and Secretary	N/A

Timothy G. Frommeyer	Senior Vice President and Director Chief Financial Officer of Nationwide Financial Services, Inc.	Director	N/A

Mark R. Thresher	President and Chief Operating Officer of Nationwide Financial Services, Inc.	Director	N/A
(b)	Information for the Subadvisers
(1)	Neuberger Berman Management, Inc. (“Neuberger Berman”) acts as subadviser to the Nationwide Multi-Manager NVIT Small Company Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Opportunities Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, Neuberger Berman NVIT Socially Responsible Fund and investment adviser or subadviser to a number of other registered investment companies. The Directors and Officers of Neuberger Berman have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(2)	Federated Investment Management Company (“Federated”) acts as subadviser to the Federated NVIT High Income Bond Fund, and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. The subadviser serves as investment adviser to a number of investment companies and private accounts. Except as noted below, the Directors and Officers of Federated have not been engaged in any other business or profession of a substantial nature during the past two fiscal years:

Name and Position	Other	Position with Other
with Federated	Company	Company
Mark D. Olson Trustee	Mark D. Olson & Company, L.L.C. Wilson, Halbrool & Bayard, P.A.	Principal Partner

(3)	JPMorgan Investment Management, Inc. (“JPMIM”), a registered investment adviser, and a wholly owned subsidiary of J. P. Morgan & Co. Incorporated, acts as subadviser to the JP Morgan NVIT Balanced Fund and the Nationwide Multi-Manager NVIT Small Cap Value Fund. JPMIM manages employee benefit plans for corporations and unions. JPMIM also provides investment management services for a broad spectrum of other institutional investors, including foundations, endowments, sovereign governments, and insurance companies. The directors and executive officers of JPMIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(4)	Morgan Stanley Investment Management Inc. (“MSIM”) acts as subadviser to the Van Kampen NVIT Multi Sector Bond Fund and the Nationwide Multi-Manager NVIT Small Company Fund. The Directors and Officers of MSIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(5)	Gartmore Global Partners (“GGP”) acts as subadviser to the Gartmore NVIT Emerging Markets Fund, the Gartmore NVIT Developing Markets Fund, the Gartmore NVIT International Growth Fund, the Gartmore NVIT Global Utilities Fund, the Nationwide Multi-Manager NVIT Small Company Fund and the Gartmore NVIT Worldwide Leaders Fund, and as investment adviser to certain other clients. To the knowledge of the Registrant, the directors and officers of GGP have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(6)	Waddell & Reed Investment Management Company (“WRIMCO”) acts as subadviser to the Nationwide Multi-Manager NVIT Small Cap Growth Fund and the Nationwide Multi-Manager NVIT Small Company Fund. The Directors and Officers of WRIMCO have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(7)	Van Kampen Asset Management, Inc. (“Van Kampen”) acts as subadviser to the Van Kampen NVIT Comstock Value Fund and NVIT Multi-Manager Mid Cap Value Fund. The Directors and Officers of Van Kampen have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(8)	Oberweis Asset Management, Inc. (“OAM”) acts as subadviser to the Nationwide Multi-Manager NVIT Small Cap Growth Fund. The Directors and Officers of OAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(9)	American Century Global Investment Management, Inc. (“American Century Global”) acts as subadviser to the NVIT Multi-Manager International Growth Fund. The Directors and Officers of American Century Global have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(10)	Epoch Investment Partners, Inc. (“Epoch”) acts as subadviser to the Nationwide Multi-Manager NVIT Small Cap Value Fund. Except as noted below, the Directors and Officers of Epoch have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities:

Name and Position	Other	Position with Other
with Epoch	Company	Company
Allan R. Tessler Chairman	Limited Brands Inc.	Director

	Interactive Data Corporation	Director

David R. Markin Director	Checker Holdings Corp. IV	President

Peter A. Flaherty Director	McKinsey & Company	Director Emeritus

Jeffrey L. Berenson Director	Berenson & Company	President & CEO

Enrique Arzac, Ph.D. Director	Columbia University Graduate School of Business	Professor of Finance and Economics

	The Adams Express Company, Petroleum & Resources Corporation, and Credit Suisse Asset Management Funds	Director
(11)	BlackRock Investment Management, LLC (“BlackRock”) acts as subadviser to the NVIT S&P 500 Index Fund, the NVIT Small Cap Index Fund, the NVIT Mid Cap Index Fund, the NVIT International Index Fund and the NVIT Bond Index Fund. The Directors and Officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(12)	The Boston Company Asset Management (“Boston Company”) acts as subadviser to the NVIT International Value Fund. the Directors and Officers of Boston Company have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(13)	NorthPointe Capital LLC (“NorthPointe”) acts as subadviser to the Nationwide NVIT Mid Cap Growth Fund. The Directors and Officers of NorthPointe have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(14)	Morley Capital Management, Inc. (“MCM”) acts as subadviser to the NVIT Enhanced Income Fund. The Directors and Officers of MCM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(15)	AllianceBernstein L.P. (“AllianceBernstein”) acts as subadviser to the NVIT Multi-Manager International Value Fund. To the knowledge of the Registrant, the directors and officers of AllianceBernstein have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(16)	Putnam Investment Management, LLC (“Putnam”) acts as subadviser to the Nationwide Multi-Manager NVIT Small Company Fund. To the knowledge of the Registrant, the directors and officers of Putnam have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(17)	Goldman Sachs Asset Management, LP (“Goldman Sachs”) acts as subadviser to the NVIT Multi-Manager Large Cap Growth Fund. To the knowledge of the Registrant, the directors and officers of Goldman Sachs have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(18)	Lehman Brothers Asset Management LLC (“Lehman Brothers”) acts as subadviser to the Lehman Brothers NVIT Core Plus Bond Fund. To the knowledge of the Registrant, the directors and officers of Lehman Brothers have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(19)	Wells Capital Management, Inc. (“Wells Fargo”) acts as subadviser to the NVIT Multi-Manager Large Cap Growth Fund. To the knowledge of the Registrant, the directors and officers of Wells Fargo have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(20)	AIM Capital Management, Inc. (“AIM”) acts as subadviser to the NVIT Multi-Manager International Growth Fund. To the knowledge of the Registrant, the directors and officers of AIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(21)	Nationwide Asset Management, LLC (“NWAM”) acts as subadviser to the NVIT Core Bond Fund and NVIT Short Term Bond Fund. To the knowledge of the Registrant, the directors and officers of NWAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(22)	American Century Investment Management, Inc. (“American Century”) acts as subadviser to the Nationwide Multi-Manager NVIT Small Company Fund, NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund. To the knowledge of the Registrant, the directors and officers of American Century have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(23)	Riversource Investments, LLC (“Riversource”) acts as subadviser to the NVIT Multi-Manager Mid Cap Value Fund. To the knowledge of the Registrant, the directors and officers of Riversource have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(24)	Thompson, Siegel & Walmsley LLC (“TS&W”) acts as subadviser to the NVIT Multi-Manager Mid Cap Value Fund. To the knowledge of the Registrant, the directors and officers of TS&W have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(25)	Aberdeen Asset Management Inc. (“Aberdeen”) acts as subadviser to the Nationwide NVIT Global Financial Services Fund, Nationwide NVIT Global Health Sciences Fund, Nationwide NVIT Global Technology and Communications Fund, Nationwide NVIT Growth Fund, Nationwide NVIT U.S. Growth Leaders Fund, NVIT Nationwide Fund, NVIT Nationwide Leaders Fund, Nationwide Multi-Manager NVIT Small Cap Value Fund and Nationwide Multi-Manager NVIT Small Company Fund. To the knowledge of the Registrant, the directors and officers of Aberdeen have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(26)	Wellington Management Company, LLP (“Wellington”) acts as subadviser to the NVIT Multi-Manager Large Cap Value Fund. To the knowledge of the Registrant, the directors and officers of Wellington have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(27)	Deutsche Investment Management Americas Inc. (“Deutsche”) acts as subadviser to the NVIT Multi-Manager Large Cap Value Fund. To the knowledge of the Registrant, the directors and officers of Deutsche have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.
ITEM 27. PRINCIPAL UNDERWRITERS
(a)	Nationwide Fund Distributors LLC, the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Mutual Funds.
(b)	Herewith is the information required by the following table with respect to each director, officer or partner of Nationwide Fund Distributors LLC. The address for the persons listed below, except where otherwise noted, is 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

Position with
Name:	Position with NFD:	Registrant:

John H. Grady	Director, President and Chief Executive Officer	President and Chief Executive Officer

Gordon Wright	Chief Compliance Officer	n/a

Eric E. Miller	Senior Vice President, General Counsel, and Assistant Secretary	Secretary

Kathy Richards*	Secretary	n/a

Craig Stokarski	Financial Operations Principal, Treasurer	n/a

Robert A. Rosholt*	Director	n/a

*	The address for Kathy Richards and Robert A. Rosholt is One Nationwide Plaza, Columbus, Ohio 43215.
(c)	Not applicable.
ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219
Nationwide Variable Insurance Trust
1200 River Road, Suite 1000
Conshohocken, PA 19428
ITEM 29. MANAGEMENT SERVICES
Not applicable.
ITEM 30. UNDERTAKINGS
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nationwide Variable Insurance Trust (a Delaware Statutory Trust) has duly caused this Post-Effective Amendment Nos. 105, 106 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Conshohocken, and Commonwealth of Pennsylvania, on this 18th day of January, 2008.

NATIONWIDE VARIABLE INSURANCE TRUST
By:	/s/ Allan J. Oster
Allan J. Oster, Attorney-In-Fact for Registrant

PURSUANT TO THE REQUIREMENT OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NOS. 105, 106 TO THE REGISTRATION STATEMENT OF NATIONWIDE VARIABLE INSURANCE TRUST HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 18th DAY OF JANUARY 2008.
Signature & Title
Principal Executive Officer

/s/ John H. Grady*
John H. Grady, Chief Executive Officer and President

Principal Accounting and Financial Officer

/s/ Joseph Finelli*
Joseph Finelli, Treasurer

/s/ Charles E. Allen*
Charles E. Allen, Trustee

/s/ Paula H.J. Cholmondeley*
Paula H.J. Cholmondeley, Trustee

/s/ C. Brent Devore*
C. Brent Devore, Trustee

/s/ Phyllis Kay Dryden*
Phyllis Kay Dryden, Trustee

Barbara L. Hennigar, Trustee

/s/ Barbara I. Jacobs*
Barbara I. Jacobs, Trustee

/s/ Douglas F. Kridler*
Douglas F. Kridler, Trustee

/s/ Michael D. McCarthy*
Michael D. McCarthy, Trustee

/s/ Arden L. Shisler*
Arden L. Shisler, Trustee

/s/ David C. Wetmore*
David C. Wetmore, Trustee and Chairman

*BY:	/s/ Allan J. Oster
Allan J. Oster, Attorney-In Fact

EXHIBIT LIST

EXHIBITS	EXHIBIT NO.

Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC	EX-23(d)(2)(w)
Form of Expense Limitation Agreement between the Trust and NFA	EX-23(h)(3)
Form of Rule 18f-3 Plan	EX-23(n)
Powers of Attorney with respect to the Trust	EX-23(q)(1)